                                                                   EXHIBIT 10.12

                  MICROSOFT(R) SOFTWARE FOR DEDICATED SYSTEMS
                             DISTRIBUTOR AGREEMENT
                     #_____________ dated November 1ST, 1997
             with Bsquare Corporation, a corporation of Washington.

     This Distributor Agreement ("Agreement") is made and entered into as of the date first set forth above ("Effective Date"), by and between MICROSOFT CORPORATION, a Washington, U.S.A. corporation, ("MS"), and the company specified above ("COMPANY"). MS anticipates that it will transfer its OEM licensing operations to its wholly owned subsidiary, Microsoft Licensing, Inc., a Nevada, U.S.A. corporation, on or about December 31, 1997. From and after such transfer, all references to "MS" contained in this Agreement shall refer to Microsoft Licensing, Inc. Microsoft Corporation will notify COMPANY of the assignment of the Agreement to Microsoft Licensing, Inc. For shipments of Product(s) after the date of assignment, COMPANY will report to and make royalty payments to Microsoft Licensing, Inc. at the address provided by Microsoft Corporation or Microsoft Licensing, Inc.

1.   DEFINITIONS.

(a) "Associated Product Materials" or "APM" shall mean a serialized sticker and/or other materials designated by MS from time to time which COMPANY shall acquire from MS or an MS-designated supplier for distribution with each copy of Product.

(b) "Dedicated Application" shall mean a dedicated purpose software program which provides the primary functionality of the Dedicated System (as defined below) and which when used with the Dedicated System offers significant functionality in addition to the Product software. A Dedicated Application excludes any software program which addresses more than one function of the office automation and consumer computing markets. Office automation and consumer computing functions include, without limitation, email, word processing, spreadsheets, network browsing, scheduling, and personal finance.

(c) "Dedicated Product Deliverables" shall mean Product software in object code form, installation and configuration utilities, and any other software or materials provided by MS and identified as part of the Dedicated Product Deliverables.

(d) "Dedicated System" shall mean an OEM Customer's computer system or computing device which utilizes a single microprocessor, is distributed with Product software in accordance with the Sublicense Agreement (as defined in Section 1(e)), and is designed for exclusive use with a Dedicated Application that provides the primary functionality of the system or device. A Dedicated System excludes any personal, laptop, desktop, handheld, notebook, server computers, or other such computing devices which address more than one function of the office automation or consumer computing markets and shall not be useable as a commercially acceptable substitute for such computers or devices.

(e)  "MSCORP" shall mean Microsoft Corporation, a Washington, U.S.A.
corporation.

(e) "OEM Customer" shall mean an original equipment manufacturer of Dedicated Systems which licenses Product from COMPANY under the terms of an OEM Customer Sublicense Agreement for Dedicated Systems ("Sublicense Agreement") in the form attached hereto as Exhibit U.

(f) "Product" shall mean the copyrighted and/or patented MS product(s) (including, where applicable, Product software in object code form, Dedicated Product Deliverables, and APM) identified in the attached Exhibit(s) C as being licensed to COMPANY.

(g) "Product Release" shall mean a release of Product which MS designates as a change in the digit(s) to the left of the decimal point in the Product version number [(x).xx] or a change in the annual identifier (e.g., 96 or 1996).

(h) "Product Upgrade" shall mean a Version Release, Update Release or other release of the Product to be distributed by an OEM Customer pursuant to the Sublicense Agreement as a replacement for a prior version of the Product software.

(i) "Recovery Media" shall mean a backup image of the Product as originally installed on the Dedicated System.

(j) "Sales Target" shall mean the sales targets in US Dollars specified in Exhibit Q.

(k) "Suppliers" shall mean any and all entities (e.g. MSCORP) which license or otherwise supply MS with Products or portions thereof for redistribution and sublicense by MS.

(k) "Update Release" shall mean a release of Product which MS designates as a change in the digit(s) to the right of the tenths digit in the Product version number [x.x(x)].

(l) "Version Release" shall mean a release of Product which MS designates as a change in the tenths digit in the Product version number [x.(x)x].

2.   LIMITED LICENSE GRANT.

(a) Subject to the restrictions set forth in this Agreement, and COMPANY's compliance with all terms and conditions of this Agreement, MS grants to COMPANY the non-exclusive limited license to:

      (i) acquire Dedicated Product Deliverables for Products from MS or an MS-designated supplier;

      (ii) directly distribute to its OEM Customers the Dedicated Product Deliverables and APM supplied by MS or an MS-designated supplier;

      (iii) grant to COMPANY's OEM Customers who have executed a Sublicense Agreement with COMPANY, the rights to: (A) configure the Product in accordance with the instructions, if any, contained in the Dedicated Product Deliverables solely to enable Product to execute on OEM Customer's Dedicated System; (B) install one (1) copy of the Product software in nonvolatile, solid-state memory, on the hard disk drive, or in other nonvolatile form, in accordance with instructions, if any, contained in the Dedicated Product Deliverables, only as part of a Dedicated System;
      (C) reproduce the Product software for distribution as Product Upgrades and Recovery Media as set forth in the Sublicense Agreement; (D) distribute the Product Software as part of the Dedicated Systems, Product Upgrades and Recovery Media as set forth in the Sublicense Agreement.

(b) COMPANY's license shall extend to Update Releases and Version Releases. COMPANY's license shall not extend to Product Releases.

(c) (i) Before providing any Product or Dedicated Product Deliverables to an OEM Customer, COMPANY will execute a Sublicense Agreement with such OEM Customer.

    (ii) COMPANY shall authorize the OEM Customer to reproduce and distribute only the number of units and language version(s) of Product as are described in the applicable Attachment 2 of the Sublicense Agreement.

    (iii) COMPANY may license additional units of Product(s) to OEM Customers that are licensed under a current Sublicense Agreement for such Product(s) and language version(s) by adding dated "Additional Units Attachment(s)" to the Sublicense Agreement using the Amendment form set forth in Exhibit V attached hereto ("Sublicense Amendment"). All terms and conditions of the Sublicense Agreement shall apply to the units of Product(s) licensed in the Sublicense Amendments.

    (iv) COMPANY shall not make any changes to the form of the Sublicense Agreement or Sublicense Amendment without the prior written consent of MS, except that the Sublicense Agreement and Sublicense Amendment shall be adapted as required by the laws of any non-USA jurisdiction in which COMPANY distributes the Product.

    (v) COMPANY shall cause the OEM Customer to comply with the terms and conditions of the Sublicense Agreement. COMPANY shall take such actions on behalf of MS, at COMPANY's expense, as MS may reasonably request to enforce the terms of the Sublicense Agreement.

    (vi) Upon MS request, COMPANY shall provide a copy of the Sublicense Agreement to MS.

(d) For each unit of Product licensed by COMPANY to an OEM Customer, COMPANY shall supply one (1) APM for such Product to the OEM Customer.

(e) COMPANY and COMPANY's OEM Customers may not reproduce, publish, or sell Product documentation.

(f) (i) COMPANY agrees to provide commercially reasonable support for the Product to COMPANY's OEM Customers.

    (ii) COMPANY agrees to maintain a separate online service contract with MS Product Support Services in order that COMPANY can provide timely support to COMPANY's OEM Customers. COMPANY acknowledges that MS's standard support fees will apply for the support services.

    (iii) COMPANY agrees to provide MS with ninety (90) days prior written notice of any substantive change in COMPANY's support policy for the Product.

(g) (i) COMPANY shall distribute Product(s) and the Dedicated Product Deliverables, and grant the rights set forth in Section 2(a)(iii) only to COMPANY's OEM Customers.

    (ii) COMPANY shall comply with the additional provisions, if any, provided in Exhibit(s) C with respect to Product.

(h) COMPANY shall make no use of the Dedicated Product Deliverables except as described in Section 2(a) of this Agreement.

(i) COMPANY shall not reverse engineer, decompile or disassemble any Product except as permitted by applicable law without the possibility of contractual waiver. COMPANY acknowledges that information on interoperability of the Product with other products is readily available.

(j) All distribution and use of the Product is by license only. MS does not authorize the Product to be "issued to the public", "put into circulation", or subject to a "first sale" as the copyright laws may use those (or similar) terms. COMPANY's license to distribute the Product is limited to distribution of the Product by COMPANY to its OEM Customers pursuant to a Sublicense Agreement.

(k) This Agreement does not include technical support by MS to COMPANY, COMPANY's OEM Customers, or end users.

(l) MS reserves all rights not expressly granted including, without limitation, modification rights, translation rights, rental rights, and rights to source code. MS expressly reserves its exclusive right under applicable copyright, patent, and trademark laws to distribute copies of Product by any means. COMPANY acknowledges that MS (and/or its suppliers, if applicable) shall retain all copyright, patent, moral, trademark, title and other proprietary and intellectual property in the Product software, Dedicated Product Deliverables and components thereof, in whole or in part, in any form.

3. PAYMENT AND REPORTING.

(a) COMPANY agrees to pay MS the royalties in Exhibit(s) C. Royalties exclude any fees charged by MS or any MS-designated supplier for production of the APM or Dedicated Product Deliverables. Royalties also exclude any taxes, duties, fees, excises or tariffs imposed on any of COMPANY's activities in connection with this Agreement. Such taxes, duties, fees, excises or tariffs, if any, shall be paid by COMPANY.

(b) COMPANY agrees to pay MS the royalty rates set forth in Exhibit(s) C for each unit of Product licensed or distributed by COMPANY.

(c) In addition, COMPANY agrees to pay MS the Localization Additional Royalty specified in Exhibit(s) C for each unit of non-US English version of Product licensed or distributed by COMPANY.

(d) In the event income taxes are required to be withheld by any non-U.S.A. government on payments to MS required hereunder, provided that COMPANY promptly delivers to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit, COMPANY may deduct such taxes from the amount owed MS and shall pay them to the appropriate tax authority. COMPANY will make certain that any taxes withheld are minimized to the extent permitted by the applicable law.

(e) COMPANY agrees that it will maintain a tracking system allowing complete tracking of shipments by (i) Product - including quantity, sticker serial number, and shipment date; and (ii) OEM Customer - including contact name, address, and telephone number.

(f) (i) COMPANY agrees to make quarterly royalty reports and payments to MS as specified in Exhibit N within thirty (30) days after the end of each calendar quarter, and thirty (30) days after termination or expiration of this Agreement for the final full or partial quarter. COMPANY's report shall be signed by a duly authorized officer or director of COMPANY.

    (ii) A copy of COMPANY's report shall be sent to MS electronically or via facsimile in addition to the original

                                       2

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare corporation.

     copy sent in accordance with Exhibit N. COMPANY's royalty reports shall be in the royalty report format attached as Exhibit R or other format as MS may provide from time to time and shall specify royalties for each Product and language version described in Exhibit(s) C. COMPANY shall make such reports even if no royalties are due for such quarter.

     (iii) A ten percent (10%) late charge and a one percent (1%) monthly finance charge will be assessed on all amounts that are past due, including receipts for foreign taxes withheld.

(g) COMPANY shall provide MS with a copy of its U.S.A. state resale exempt certificate, if applicable, with this Agreement when it is returned to MS for signature by MS.

4.   SALES TARGETS.

(a) COMPANY acknowledges that it has been appointed as a Product distributor for Dedicated Systems based upon its representation that it shall meet the Sales Targets as set forth in Exhibit Q and that this representation forms a fundamental basis of this Agreement.

(b) If COMPANY's Sales Targets are not met, this Agreement may be terminated at the sole discretion of MS as set forth in Section 10(c).

5.   DELIVERY.

(a) For each Product licensed hereunder, MS will deliver or cause to be delivered to COMPANY the Dedicated Product Deliverables if and as available.

(b) Neither MS nor its Suppliers shall have any liability for failure to deliver Product by any particular date, or if the Product is not yet a released product, during the term of this Agreement. COMPANY shall not deliver Product to an OEM Customer until MS delivers final Dedicated Product Deliverables for such Product to COMPANY.

6.   DEFENSE AND INDEMNIFICATION.

(a) MS agrees to defend COMPANY against, and pay the amount of any adverse final judgment (or settlement to which MS consents) resulting from third party claim(s) (hereinafter "Indemnified Claims") that: (i) the Product(s) infringe any copyright enforceable in any Included Jurisdictions (defined in Section 6(d), below); or (ii) the Product name(s) or trademark(s) ("Mark(s)") infringe any trademark rights enforceable in the Included Jurisdictions; provided MS is notified promptly in writing of the Indemnified Claim and has sole control over its defense or settlement, and COMPANY provides reasonable assistance in the defense of the same.

(b) In the event MS receives information concerning an intellectual property infringement claim (including an Indemnified Claim) related to the Product(s) or Mark(s), MS may, at its expense, and without obligation to do so, either (i) procure for COMPANY the right to continue to distribute the alleged infringing Product or Mark, or (ii) replace or modify the Product or Mark to make it non-infringing, and in which case COMPANY shall thereupon cease distribution of the alleged infringing Product or Mark.

(c) MS and its Suppliers shall have no liability for any intellectual property infringement claim (including an Indemnified Claim) based on COMPANY's (i) manufacture, distribution, or use of any Product or Mark after MS' notice that COMPANY should cease manufacture, distribution, or use of such a Product or Mark due to such a claim; or (ii) combination of a Product with any other product, program or data; or (iii) adaptation or modification of any Product. For all claims described in this Section 6(c), COMPANY agrees to indemnify and defend MS and its Suppliers from and against all damages, costs and expenses, including reasonable attorneys' fees.

(d) MS and its Suppliers shall have no obligation to COMPANY for any Indemnified Claims which arise outside the geographical boundaries of the United States, Canada, Australia, Japan, the European Union and Norway ("Included Jurisdictions").

(e) COMPANY hereby agrees to indemnify, and hold MS and its Suppliers harmless and, at MS' or its Suppliers' option, defend MS and its Suppliers, from any and all actions, causes of action, claims, demands, losses, liabilities, expenses and damages (including reasonable attorney fees) arising out of or in connection with any activity, action, inaction and/or failure of COMPANY or COMPANY's OEM Customer(s) to comply with the applicable terms of this Agreement or the Sublicense Agreement. COMPANY shall promptly reimburse MS and its Suppliers for any payment made or amount incurred by MS or its Suppliers for any liability, expense, damage or claim to which the foregoing indemnity relates.

7.   INTELLECTUAL PROPERTY NOTICES.

(a) COMPANY will not remove any copyright, trademark, patent or mask work notices that appear on the Product as delivered to COMPANY. COMPANY recognizes that MS or its Suppliers may seek patent registration for the Product.

(b) COMPANY shall market the product only under the Product name(s) and version number for such Product provided to COMPANY. COMPANY agrees to use the appropriate trademark, product descriptor and trademark symbol (either "(TM)" or "(R)"), and clearly indicate MS', its Suppliers' or applicable third parties' ownership of its trademark(s) whenever the Product name is first mentioned in any advertisement, brochure or in any other manner in connection with the Product. COMPANY shall not, at any time, use any name or trademark confusingly similar to an M, its Suppliers, or licensed third party trademark, trade name and/or product name. COMPANY shall undertake no action that will interfere with or diminish MS' or its Suppliers' right, title and/or interest in MS', its Suppliers, or licensed third party's trademark(s), trade name(s) or Product name(s). COMPANY shall, upon request, provide MS samples of all COMPANY marketing literature which uses Product name(s).

(c) COMPANY shall not use or display any MS or Supplier logo (i.e., including without limitation any stylized representation of the MS name used by MS or MSCORP) in its materials or packaging, except as provided by separate written agreement with MS or its Supplier.

8.   PROHIBITION AGAINST ASSIGNMENT AND SUBLICENSE.

This Agreement, and any rights or obligations hereunder, shall not be assigned or sublicensed by COMPANY (by contract, merger, sale or acquisition of assets, operation of law, or otherwise).

9.   TERM OF AGREEMENT.

The term of this Agreement shall run from the Effective Date until one (1) year from the end of the calendar quarter in which the Effective Date occurs.


                                       3
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

10. DEFAULT AND TERMINATION.

(a) This Agreement may terminate if any of the following events of default occur: (i) if either party materially fails to perform or comply with any provision of this Agreement; (ii) COMPANY manufactures or distributes any MS or MSCORP product which is not properly licensed under this Agreement or another valid agreement with MS, MSCORP or an MS or MSCORP licensee; (iii) if COMPANY becomes insolvent, enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors; (iv) upon termination of any other agreement between COMPANY and MS or MSCORP due to default by COMPANY; or (v) a material breach of the Sublicense Agreement if such breach has not been cured within the time period set forth in the Sublicense Agreement.

(b) Termination due to breach of Sections 2(g), 2(h), 2(i), 8, 13, 14(a), or 14(c) shall be effective upon notice to the defaulting party. Termination due to
Section 10(a)(iii) shall be effective upon notice or as soon thereafter as is permitted by applicable law. In all other cases, termination shall be effective thirty (30) days after notice of termination to the defaulting party if the defaults have not been cured within such thirty (30) day period. At the option of the non-defaulting party, termination due to a breach of any provision of this Agreement may be effective upon notice to the defaulting party if such party has received two (2) or more previous notices of default during the term of this Agreement (whether or not such previous defaults have been cured).

(c) (i) MS may terminate this Agreement upon written notice to COMPANY, if at the end of any two (2) consecutive calendar quarters following the First Target Period (as defined in Exhibit Q), COMPANY's cumulative reported royalties for each of the two (2) calendar quarters are twenty percent (20%) or more below the Cumulative Target Amount (as specified in Exhibit Q).

    (ii) For a period of thirty (30) days after such termination, COMPANY may continue license and distribution of Product in accordance with all the terms and conditions of this Agreement in order to fulfill COMPANY'S contractual obligations which existed as of the date of such termination. Nothing herein shall relieve COMPANY of its obligations to pay royalties to MS for Product licensed or distributed by COMPANY.

(d) In the event of COMPANY'S default, MS may terminate this Agreement in its entirety or as to any individual Product(s). Termination of this Agreement as to any particular Product(s) will not affect the terms and conditions of this Agreement as they apply to the other Product(s) licensed under this Agreement.

11. OBLIGATION UPON TERMINATION.

(a) Within thirty (30) days after termination or expiration of this Agreement, COMPANY shall return to MS all units of Product and all Dedicated Product Deliverables in COMPANY'S possession. COMPANY may, however, retain one unit of Dedicated Product Deliverables for each Product for support purposes only. There shall be no refund or adjustment for amounts paid for Product(s) returned to MS in accordance with this Section 11(a).

(b) Except as set forth in Section 10(c)(ii), upon termination or expiration of this Agreement, COMPANY shall cease license and distribution of Product and Dedicated Product Deliverables and all of COMPANY'S license rights herein shall cease. Sections 6, 12, 13, 14, 15 and 16 of this Agreement shall survive termination or expiration of this Agreement.

12. LIMITATION OF LIABILITY AND REMEDY.

(a) Total liability of MS and its Suppliers to COMPANY under this Agreement, including Section 6, shall be limited to one hundred percent (100%) of the amount having actually been paid by COMPANY to MS under Section 3. COMPANY releases MS and its Suppliers from all obligations, liability, claims or demands in excess of the limitation.

(b) The rights and remedies granted to COMPANY under Section 6 constitute COMPANY'S sole and exclusive remedy against MS, its Suppliers, and their officers, agents and employees for any and all claims arising in connection with the Products or the Dedicated Product Deliverables including but not limited to claims regarding MS' delivery of Product or Dedicated Product Deliverables, or indemnification or contribution from MS with respect to any infringement of the rights of a third party, whether arising under statutory or common law or otherwise.

(c) MS AND ITS SUPPLIERS HEREBY DISCLAIM ANY AND ALL WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING THOSE FOR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY, MERCHANTABILITY AND/OR FITNESS OR A PARTICULAR PURPOSE WHICH ARE EXPRESSLY EXCLUDED. NEITHER MS NOT ITS SUPPLIERS MAKE ANY WARRANTY THAT THE PRODUCT WILL OPERATE PROPERLY ON ANY CUSTOMER SYSTEM(S). COMPANY AGREES NEITHER MS NOR ITS SUPPLIERS SHALL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, ECONOMIC OR PUNITIVE DAMAGES EVEN IF MS OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

(d) (i) As partial consideration for the rights granted to COMPANY hereunder, COMPANY agrees not to (A) sue or (B) bring, prosecute, assist or participate in any judicial, administrative or other proceedings of any kind against MS, its Suppliers, their subsidiaries or their licensees (including without limitation MS OEM customers, OEM Customers, and end users) for infringement of COMPANY Patents (as defined below) which occurs during the Immunity Period (as defined below) on account of the manufacture, use, sale, or distribution of:

        1) Any releases of Product(s) licensed to COMPANY hereunder, except as otherwise provided in (iii), below; or

        2) Future releases of Product(s), or replacement or successor products to the Product, to the extent such future releases or replacement or successor product(s) use or embody inventions used or embodied in a version of such Product(s) licensed to COMPANY hereunder.

    (ii) "COMPANY Patents" as used in this subsection 12(d) means all patents throughout the world, other than design patents or the equivalent, owned or acquired by COMPANY for inventions made prior to termination or expiration of this Agreement, or for which COMPANY has or acquires rights prior to the termination or expiration of this Agreement. The "Immunity Period" shall commence upon the first to issue

                                       4
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

     and shall terminate upon the last to expire, of any of the COMPANY Patents (in any jurisdiction).

     (iii) In the event that MS provides COMPANY a new release of a Product under this Agreement, and COMPANY determines that such new release uses or embodies inventions not used or embodied in a prior release of the Product licensed to COMPANY hereunder, COMPANY may elect to not license such new release by so notifying MS in writing within sixty (60) days after its receipt and prior to shipment of such new release. COMPANY's election under this paragraph shall not affect COMPANY's obligations above with respect to any prior release(s) of the Product licensed hereunder.

     (iv) In the event COMPANY assigns COMPANY Patents or rights to enforce COMPANY Patents, COMPANY shall require as a condition of any such assignment that the assignee agree to be bound by the provisions of this
     Section 12(d).

13.  NONDISCLOSURE OBLIGATION.

COMPANY shall keep confidential, and shall require COMPANY's OEM Customers to keep confidential, the Dedicated Product Deliverables, the terms and conditions of this Agreement, and other non-public information (including, without limitation, any and all MS and MSCORP product pricing information, the terms and conditions of any proposed (or actual) license agreement or other agreement concerning MS and MSCORP products, license negotiations, as well as any information or correspondence relating to released or unreleased MS and MSCORP software or hardware products, the marketing or promotion of any MS or MSCORP product, and MS' and MSCORP's business policies or practices) and know-how disclosed to COMPANY by MS or MSCORP or any of their subsidiaries. COMPANY shall treat the Dedicated Product Deliverables as confidential information and shall not disclose, disseminate or distribute such material to any third party (except to OEM Customers in compliance with the terms of this Agreement) without MS' prior written permission. COMPANY may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of COMPANY's business.

14.  AUDITS AND INSPECTIONS.

(a) During the term of this Agreement and for a period of three (3) years thereafter, COMPANY shall keep all usual and proper records and books of account and all usual and proper entries relating to each Product licensed sufficient to substantiate the number of copies of Product acquired, distributed, or otherwise disposed of by or for COMPANY. COMPANY shall maintain such records on COMPANY premises.

(b) In order to verify statements issued by COMPANY and COMPANY's compliance with the terms of this Agreement, MS may cause (i) an audit to be made of COMPANY's books and records and/or (ii) an inspection to be made of COMPANY's facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at COMPANY's facilities, with or without notice. Any audit shall be conducted by an independent certified public accountant selected by MS (other than on a contingent fee basis).

(c) COMPANY agrees to provide MS' designated audit or inspection team access to the relevant COMPANY records and facilities.

(d) Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be paid for by MS unless material discrepancies are disclosed. "Material" shall mean the lesser of Ten Thousand Dollars (US$10,000.00) or five percent (5%) of the amount that was reported. If material discrepancies are disclosed, COMPANY agrees to pay MS for the costs associated with the audit. Further, COMPANY shall pay MS an additional royalty of twenty-five percent (25%) of the applicable royalty on Exhibit(s) C for each unit COMPANY failed to report that is in excess of five percent (5%) of the number of units actually reported by COMPANY. In no event shall audits be made more frequently than semi-annually unless the immediately preceding audit disclosed a material discrepancy.

15.  CONTROLLING LAW; ATTORNEYS' FEES.

(a) This Agreement and all matters relating to this Agreement shall be construed and controlled by the laws of the State of Washington, and COMPANY consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. Process may be served on either party in the manner set forth in Section 16 for the delivery of notices or by such other method as is authorized by applicable law or court rule.

(b) If either MS or COMPANY employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

16.  NOTICES.

All notices, authorizations, and requests in connection with this Agreement shall be deemed given on the day they are (i) deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by air express courier, charges prepaid; and addressed as stated in Exhibit N (or to such other address as the party to receive the notice or request so designates by written notice to the other).

17.  GENERAL.

(a) COMPANY agrees that it will not export or re-export Product to any country, person, entity or end user subject to U.S. export restrictions. COMPANY specifically agrees not to export or re-export Product (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which as of December 31, 1996 include, but are not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria, or to any national of any such country who COMPANY knows intends to transmit or transport the products back to such country; (ii) to any end-user who COMPANY knows will utilize Product in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any end-user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

(b) This Agreement does not constitute an offer by MS and it shall not be effective until signed by both parties. Upon execution by both parties, this Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement signed on behalf of COMPANY and MS by their


                                       5
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

respective duly authorized representatives. Any statement appearing as a restrictive endorsement on a check or other document which purports to modify a right, obligation or liability of either party shall be of no force and effect.

(c) Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

(d) If any provision of this Agreement or license of any particular Product shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions and license for remaining Products, as applicable, shall remain in full force and effect.

(e) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

(f) COMPANY shall, at its own expense, promptly obtain and arrange for the maintenance of all non-U.S.A. government approvals, if any, and comply with all applicable local laws and regulations as may be necessary for COMPANY's performance under this Agreement.

(g) Product may be imported, distributed, or sold in or to a country or territory only if allowed by, and in compliance with, all applicable laws and regulations of such country or territory as well as all terms and conditions of the License Agreement. COMPANY acknowledges that versions of certain Products not localized for a specific market may be prohibited or subject to import and distribution procedures or restrictions under such laws and regulations. By way of example only, as of July 1, 1997, the U.S.A. English version of Microsoft Excel 97 cannot be distributed to or for use in India, and games, entertainment products and products with substantial amounts of video, graphics or similar content may be prohibited or subject to specific import procedures under laws of the People's Republic of China. COMPANY agrees to indemnify MS from and against all damages, costs and expenses (including reasonable attorneys' fees) incurred by MS in connection with any and all claims, demands or actions arising from COMPANY's importation or distribution of a Product in or to a country or territory not in compliance with the laws and regulations of such country or territory.

(h) Any Product which COMPANY distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), shall be provided with RESTRICTED RIGHTS in accordance with DFARS 252.227-7013(c)1(ii), or as set forth in the particular department or agency regulations or rules, or particular contract which provide MS equivalent or greater protection.

18.  EXHIBITS.

The following Exhibits are part of this Agreement:

     Exhibit(s) C       Products for Dedicated Systems
     Exhibit N          Addresses
     Exhibit Q          Sales Targets
     Exhibit R          Royalty Report
     Exhibit U          OEM Customer Sublicense Agreement
                        for Dedicated Systems
     Exhibit V          License of Additional Product
                        Software Units
     Exhibit Z
       (if executed)    Additional Country/Region Provisions


                                       6
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date set forth above. All signed copies of this Agreement shall be deemed originals. Each individual signing on behalf of COMPANY below hereby represents and warrants that he or she has full authority to sign this Agreement and bind COMPANY to perform all duties and obligations contemplated by this Agreement. If COMPANY is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, COMPANY's seal or "chop" should be entered below COMPANY's signature block.


MICROSOFT CORPORATION                   BSQUARE CORPORATION

/s/ RONALD HOSOGI                       /s/ WILLIAM BAXTER
------------------------------          -------------------------------------
By (Signature)                          By (Signature)

RONALD HOSOGI                           WILLIAM BAXTER
------------------------------          -------------------------------------
Name (Print)                            Name (Print)

DIRECTOR, OEM                           CEO
------------------------------          -------------------------------------
Title                                   Title

NOV 20, 1997                            10-24-97
------------------------------          -------------------------------------
Date                                    Date



                                        -------------------------------------
                                        COMPANY's seal or "chop"





                                        -------------------------------------



                                        REVIEWED BY BSQUARE LEGAL








                                       7
                                  CONFIDENTIAL


Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                                   EXHIBIT C

                         PRODUCTS FOR DEDICATED SYSTEMS


                                      Language           Licensed Files         Applicable                          Localization
                                     Versions(2)          (for Kernel           Additional         Per copy          Additional
    Product Name and Version             **              Versions Only)         Provisions         Royalty*            Royalty
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 2.0                 EN                                  (a),(b),(c),(d)          US*                 US*
        Full Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(g)          US*                  US*
        Full Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 2.0                 EN                                  (a),(b),(c),(e)          US*                  US*
       Limited Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(h)          US*                  US*
        Limited Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 2.0                 EN                                  (a),(b),(c),(f)          US*                  US*
        Kernel Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(i)          US*                 US*
        Kernel Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

* A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table.
**Language Key: DE = German, ES = Spanish, EN = English, FR = French,
  IT = Italian, JA = Japanese. Localized versions are licensed on an if and as available basis.


                             ADDITIONAL PROVISIONS

(a) COMPANY shall advise its OEM Customers that the Dedicated Product Deliverables for this Product consist of (i) the "untethered" Kernal Version of the Product, and (ii) a license to distribute certain components of the software in accordance with the Sublicense Agreement provided that such software was developed by COMPANY utilizing the Windows CE Embedded Toolkit for Visual C++ in accordance with the instructions therein.

(b) In order to support its OEM Customers, COMPANY agrees to enter into and maintain, at COMPANY's expense, a valid Priority Support Agreement with MS at all times during the period COMPANY is licensed for this Product.

(c) COMPANY shall not sign a Sublicense Agreement for the Product without MS' prior written approval. To assist MS in its review of COMPANY's proposed OEM Customer, COMPANY shall provide MS with:

     (1) the name, address, and business profile in the English language (including years in business, ownership profile, tradenames used, and nature of principle business activities) of the proposed OEM Customer; and

     (2) model name, description and specific industry application of proposed OEM Customer's Dedicated Systems.

(d) COMPANY's right to sublicense this Product shall apply only to those files which are components of the Product's Full Version configuration as indicated in the Dedicated product Deliverables documentation.


                                       8
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

------------
* Confidential Treatment Requested

                                   EXHIBIT C

                             ADDITIONAL PROVISIONS

                                  (Continued)

(e) COMPANY's right to sublicense this Product shall apply to those files which are components of the Product's Limited Version configuration as indicated in the Dedicated Product Deliverables documentation.

(f) COMPANY's right to sublicense this Product shall apply only to those files which are components of the Product's Kernel Version configuration as indicated in the Dedicated Product Deliverables documentation.

(g) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #4 and #5 as indicated in the Dedicated Product Deliverables documentation.

(h) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #3 as indicated in the Dedicated Product Deliverables documentation.

(g) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #1 and #2 as indicated in the Dedicated Product Deliverables documentation.








                                       9

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                                   EXHIBIT N

                                    ADDRESS

COMPANY
-------

NOTICES:

Bsquare Corporation
3633 136th Place SE, Suite 200
Bellevue, WA 98006

Attn: Mr. William Baxter
Telephone: 425-519-5963
Fax: 425-519-5998


BILL TO:

Bsquare Corporation
3633 136th Place SE Suite 200
Bellevue, WA 98006

Attn: Mr. William Baxter


SHIP TO:

Bsquare Corporation
3633 136th Place SE Suite 200
Bellevue, WA 98006

Attn: Mr. Don Baughman

COMPANY SUPPORT
TELEPHONE NO.: 425-519-5900



MS:
---

NOTICES:

MICROSOFT CORPORATION
One Microsoft Way
Redmond, WA 98052-6399
U.S.A.
Attn: Vice President, OEM Group


WITH COPY TO:

MICROSOFT CORPORATION
One Microsoft Way
Redmond, WA 98052-6399
U.S.A.
Attn: Law & Corporate Affairs
Fax: +1-425-936-7329

OTHER CORRESPONDENCE:

OEM Sales
MICROSOFT CORPORATION
One Microsoft Way
Redmond, WA 98052-6399
U.S.A.


REPORTS AND PAYMENTS:
---------------------

REPORTS TO:
MICROSOFT CORPORATION
One Microsoft Way
Redmond, WA 98052-6399
U.S.A.
Attention: OEM Finance
Fax: +1-425-936-5298

IF COMPANY IS A U.S.A., OR CANADA BASED COMPANY,
PAYMENT SHALL BE MADE BY WIRE TRANSFER TO:
MICROSOFT CORPORATION
c/o NationsBank of Texas, N.A.
1401 Elm Street
Dallas, TX
U.S.A.
ABA #11100001-2
SWIFT Code: NBKUS44DAL
Account #3750771783
Regarding:
Microsoft OEM #844500 Collections

IF COMPANY IS BASED OUTSIDE THE U.S.A. AND CANADA,
PAYMENTS SHALL BE MADE BY WIRE TRANSFER TO:
MICROSOFT CORPORATION
c/o Citybank, N.A.
399 Park Avenue
New York, NY 10043
U.S.A.
ABA 021000089
SWIFT Code: CITIUS33
Account #38468231
Regarding:
Microsoft International OEM Collections

or to such other address or account as MS may specify from time to time. COMPANY agrees to ensure that the regarding line stated above, the MS license agreement number for the Agreement, and the MS invoice number (if any) are specified on each wire transfer payment made pursuant to the Agreement."



                                       10

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                                   EXHIBIT Q

                                 SALES TARGETS

                     Sales Targets for Windows CE Products


Period                                                         Sales Target Amount   Cumulative Sales Target Amount
------                                                         -------------------   ------------------------------
                                                                  (US$)                  (US$)
The first calendar quarter following the calendar quarter in
    which the Effective Date occurs ("First Target Period")       $ *                  $ *

The calendar quarter following the First Target Period            $ *                  $ *

The 2nd calendar quarter following the First Target Period        $ *                  $ *

The 3rd calendar quarter following the First Target Period        $ *                  $ *

Total Sales Target:                                               $ *                  $ *




                                       11

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

------------
* Confidential treatment requested

                                   EXHIBIT R

                                 ROYALTY REPORT


COMPANY NAME:       _______________________________
LICENSE #:          _______________________________
REPORTING PERIOD:   _______________________________
REPORT DUE:         _______________________________


                                        Prod. 1   Prod. 2   Prod. 3   Prod. 4   Prod. 5   Prod. 6   Prod. 7
-----------------------------------------------------------------------------------------------------------
CUSTOMER SYSTEM

     MODEL NAME OR  PRODUCT UNITS/
     MODEL NUMBER   ROYALTY TYPE
-----------------------------------------------------------------------------------------------------------
 1                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------
 2                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------
 3                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------
 4                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------
 5                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------
 6                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------
 7                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------
 8                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------
 9                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
------------------------------------------------------------------------------------------------------------
10                  "Per System" units
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units
-----------------------------------------------------------------------------------------------------------

     SUMMARY
-----------------------------------------------------------------------------------------------------------
     TOTAL UNITS    "Per System" units        0         0         0         0         0         0         0
                    ---------------------------------------------------------------------------------------
                    "Per Copy" units          0         0         0         0         0         0         0
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     ENTER THE NUMBER OF NON-ENGLISH VERSION
     UNITS SHIPPED FOR EACH MICROSOFT PRODUCT
-----------------------------------------------------------------------------------------------------------

                                       12
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                                   EXHIBIT R
                                  (Continued)

                                  Dollar Recap

===============================================================================================
Product 1
-----------------------------------------------------------------------------------------------
"Per System" Activity                           "Per Copy" Activity
                                     Amount                                              Amount
     Units     Royalty   Quantity      Due              Units      Royalty   Quantity      Due
     -----     -------   --------    ------             -----      -------   --------    ------
1 to       0   $0.00            0    $0.00          1 to       0   $0.00            0    $0.00
               $0.00                                               $0.00
       +       $0.00                                       +       $0.00
                         --------                                            --------
                                0                                                   0
-----------------------------------------------------------------------------------------------
Non-English Version Activity
                                     Amount
               Royalty   Quantity      Due
               -------   --------    ------
               $0.00            0    $0.00              PRODUCT TOTAL                    $0.00
                                                        ---------------------------------------
===============================================================================================
Product 2
-----------------------------------------------------------------------------------------------
"Per System" Activity                           "Per Copy" Activity
                                     Amount                                              Amount
     Units     Royalty   Quantity      Due              Units      Royalty   Quantity      Due
     -----     -------   --------    ------             -----      -------   --------    ------
1 to       0   $0.00            0    $0.00          1 to       0   $0.00            0    $0.00
               $0.00                                               $0.00
       +       $0.00                                       +       $0.00
                         --------                                            --------
                                0                                                   0
-----------------------------------------------------------------------------------------------
Non-English Version Activity
                                     Amount
               Royalty   Quantity      Due
               -------   --------    ------
               $0.00            0    $0.00              PRODUCT TOTAL                    $0.00
                                                        ---------------------------------------
===============================================================================================

PLEASE SEND REPORT TO:

Microsoft Corporation                                              ----------------------------

OEM Accounting Services                                            TOTAL REPORTED        $0.00

FAX:(1) 206-936-5298                                               ----------------------------

===============================================================================================

================================================================================
The undersigned hereby certifies that he/she is duly authorized by COMPANY to complete this report, that the title listed below is his/her true and correct title, and that this report is complete and correct.

REPORT COMPLETED BY:
                         ------------------------    ---------------------------
                                Signature                       Date


                         ------------------------    ---------------------------
                           Print name and title            Telephone Number

================================================================================



                                       13
                                  CONFIDENTIAL


Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                                   EXHIBIT U

                       OEM CUSTOMER SUBLICENSE AGREEMENT
                             FOR DEDICATED SYSTEMS

This agreement ("Agreement") is made and entered into by and between you ("Customer"), and [enter name of COMPANY] ("Company"), and shall be effective as of the date on which it is signed by COMPANY ("Effective Date"). Microsoft Corporation ("Microsoft") shall be a third party beneficiary of this Agreement and shall be entitled to enforce the terms of this Agreement as provided herein and such other rights and obligations herein as necessary to protect Microsoft's interests in the Microsoft software program(s) and other licensed product(s) identified in Attachment 2 to this Agreement (the "SOFTWARE"). Microsoft anticipates that it will transfer its OEM licensing operations to its wholly owned subsidiary, Microsoft Licensing, Inc., a Nevada, U.S.A. corporation, on or about December 31, 1997. From and after such transfer, all references to "Microsoft" contained in this Agreement shall refer to "Microsoft Licensing, Inc. Customer hereby acknowledges and agrees that, at Microsoft's request, COMPANY shall provide a copy of this Agreement to Microsoft.

1. DEFINITIONS.

(a) "Dedicated Application" shall mean a dedicated purpose software program which provides the primary functionality of the Dedicated System (as defined below) and which, when used with the Dedicated System, offers significant functionality in addition to the SOFTWARE. A Dedicated Application excludes any software program which addresses more than one function of the office automation and consumer computing markets. Office automation and consumer computing functions include, without limitation, email, word processing, spreadsheets, network browsing, scheduling, and personal finance.

(b) "Dedicated System" is a Customer's computer system or computing device which utilizes a single microprocessor, is distributed with the SOFTWARE in accordance with this Agreement, and is designed for exclusive use with a Dedicated Application that provides the primary functionality of the system or device. A Dedicated System excludes any general or multi-purpose personal, laptop, desktop, handheld, notebook, server computers, or other such computing devices which address more than one function of the office automation or consumer computing markets and shall not be useable as a commercially acceptable substitute for such computers or devices.

(c) "Dedicated Product Deliverables" shall mean SOFTWARE in object code form, installation utilities, adaptation code in source code form, if provided by COMPANY, and other information or instructions regarding the SOFTWARE that COMPANY or Microsoft may provide.

(d) "EULA" shall mean an end user license agreement for the SOFTWARE.

(e) "Recovery Media" shall mean a backup image of the SOFTWARE as originally installed on the Dedicated System.

(f) "SOFTWARE Upgrade" shall mean a copy of the SOFTWARE to be distributed by Customer directly to end users to replace an earlier version of the SOFTWARE licensed to Customer under this Agreement.

2. LIMITED LICENSE GRANT.

Subject to the restrictions set forth in this Agreement, and Customer's compliance with all terms and conditions of this Agreement, COMPANY grants to Customer the following limited license rights:

(a) (i) to install one (1) copy of the SOFTWARE in nonvolatile, solid-state memory, on the hard disk drive, or in other nonvolatile form, in accordance with instructions, if any, contained in the Dedicated Product Deliverables only as part of a Dedicated System; and (ii) to distribute the SOFTWARE only as part of such Dedicated Systems solely under Customer's brand names and trademarks.

(b) to configure the SOFTWARE in accordance with the instructions, if any, contained in the Dedicated Product Deliverables solely to enable SOFTWARE to execute on a Dedicated System.

(c) to reproduce and distribute with each Dedicated System distributed in accordance with 2(a), not more than one (1) unit of Recovery Media provided that:

    (i) The images of the SOFTWARE on the Recovery Media shall be identical to the object code that was originally installed on the Dedicated System. Recovery Media may include non-Microsoft products that Customer distributes installed on the Dedicated System;

    (ii) Recovery Media shall be maintained by the end user as an archival copy and may only be licensed for use: (A) to restore the same version and language release of the SOFTWARE as originally installed on a Dedicated System, or (B) to reinstall the same version and language release of the SOFTWARE as originally installed on the Dedicated System after the installation of an upgrade to the Dedicated Application on a Dedicated System;

    (iii) Recovery or reinstallation of the SOFTWARE shall be performed by an authorized service representative of Customer or by the licensed end user;

    (iv) Recovery Media may include a single copy of each of the following files in order that the Recovery Media shall be "bootable": command.com, io.sys, msdos.sys, and for Dedicated Systems with Windows 95, drvspace.bin;

    (v) A single unit of Recovery Media may be used by the licensed end user or the Customer's authorized service representative to restore or reinstall the SOFTWARE on such end user's additional units of the same Dedicated System which contain the same version and language release of the SOFTWARE


                                       14
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

     properly licensed to the end user pursuant to this Agreement;

     (vi) Recovery Media shall be clearly labeled "Recovery Media" -for Backup or Archival purposes only with >Name and Model of the Dedicated System

     (d) to reproduce and distribute SOFTWARE Upgrades to an end user provided that

     (i) such end user is an existing, authorized end user of a Dedicated
System;

     (i) Customer shall acquire a serialized sticker from COMPANY, and Customer shall pay the applicable SOFTWARE royalty fee as set forth in Attachment 2 for each copy of SOFTWARE Upgrade installed by its end users or service representatives pursuant to this Section 2(d);

     (iii) SOFTWARE Upgrades shall be distributed directly by Customer, separate from a Dedicated System, to an end-user for use solely as a replacement copy for the SOFTWARE originally installed on the Dedicated System pursuant to this Agreement;

     (iv) the SOFTWARE Upgrade is configured to ensure that it executes solely on the applicable Dedicated System and will not execute on general or multi-purpose personal, laptop, desktop, handheld, notebook, or server computers which address the office automation market;

     (v) the SOFTWARE Upgrade is distributed as an integrated part of the Dedicated Application;

     (vi) Installation of the SOFTWARE Upgrade shall be performed by an authorized service representative of Customer or by the licensed end user;

     (vii) A single unit of SOFTWARE Upgrade may be used by the licensed end user or the Customer's authorized service representative to install the SOFTWARE Upgrade on such end user's additional units of the same Dedicated System which contain the same version and language release of the SOFTWARE;

     (viii) Customer shall establish a reasonable procedure to assure the return or destruction of any replaced SOFTWARE (for example, a SOFTWARE Upgrade that erases or permanently disables the replaced SOFTWARE would satisfy this requirement);

     (ix) the SOFTWARE Upgrade shall be clearly labeled "For Upgrade purposes only - not for use on a new Dedicated System. For Use Only with <Name and Model of the Dedicated System>".

     (e) Customer shall cause to appear in a conspicuous place in the Dedicated System documentation, the EULA attached to this Agreement as Attachment 1, or such other EULA as COMPANY may provide from time to time, with each Dedicated System and each copy of SOFTWARE Upgrade: Customer shall adapt the EULA as necessary to comply with the laws of any jurisdiction in which the SOFTWARE is distributed.

3. LICENSE RESTRICTIONS.

(a) The total number of units of the SOFTWARE (including any SOFTWARE Upgrades) distributed by Customer shall not exceed the number of "Units of SOFTWARE licensed" for such SOFTWARE as set forth in Attachment 2 hereto.

(b) Except as provided in Section 2(c)-(d), SOFTWARE may not be distributed in whole or in part other than installed on the Dedicated System.

(c) Customer may not distribute any SOFTWARE documentation.

(d) Customer shall not use, copy, modify, or transfer the SOFTWARE or any copy in whole or in part, except as expressly provided in this Agreement. Customer's reproduction of the SOFTWARE in accordance with Section 2 shall be performed only on Customer premises by Customer's regular employees except as otherwise specifically approved in writing by Microsoft.

(e) Customer shall not reverse engineer, decompile or disassemble any SOFTWARE except as permitted by applicable law without the possibility of contractual waiver. Customer acknowledges that information on interoperability of the SOFTWARE with other products is readily available.

(f) All distribution and use of the SOFTWARE is by license only. Neither COMPANY nor Microsoft authorize the SOFTWARE to be "issued to the public", "put into circulation", or subject to a "first sale" as the copyright laws may use those (or similar) terms. Customer's license to distribute the SOFTWARE is limited to distribution of the SOFTWARE by Customer to end users for use pursuant to a EULA.

(g) Customer may distribute only one copy of SOFTWARE in addition to one copy of preinstalled SOFTWARE in one language version and release version (i.e. MS-DOS 5.0 or MS-DOS 6.22; MS-DOS or MS-DOS ROM version) for use on each such Dedicated System.

(h) Microsoft reserves all rights not expressly granted including, without limitation, modification rights, translation rights, rental rights, and rights to source code. Microsoft expressly reserves its exclusive right under applicable copyright, patent, and trademark laws to distribute copies of SOFTWARE by any means. Except as set forth in Section 2(c)-(d) above, without limitation, neither COMPANY nor Microsoft authorizes Customer to distribute the SOFTWARE separately from Dedicated Systems; any such unauthorized distribution by Customer shall constitute a violation of this Agreement and Microsoft's distribution right under applicable law. Customer acknowledges that Microsoft (and/or its suppliers, if applicable) shall retain all copyright, patent, moral, trademark, title and other proprietary and intellectual property in the SOFTWARE, Dedicated Product Deliverables and components thereof, in whole or in part in any form.

(i) Customer will not remove, modify, or obscure any copyright, trademark, patent or other intellectual property notices included on the SOFTWARE or the SOFTWARE Upgrade.

(j) Customer shall not advertise, publish or otherwise mark.


                                       15

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

a separate price for the SOFTWARE.

(k) Customer agrees to provide commercially reasonable end user support for the SOFTWARE which, in any event, shall be under terms and conditions at least as favorable to the end user as the terms under which Customer provides support for Dedicated System(s) to end users generally. Customer agrees to provide COMPANY and Microsoft with ninety (90) days prior written notice of any substantive change in Customer's support policy for the SOFTWARE.

4.   LICENSE STICKER.

(a) Customer shall place a serialized sticker supplied by COMPANY for each unit of SOFTWARE: (i) on the hard drive containing the SOFTWARE, or (ii) if the SOFTWARE is installed in ROM, on the ROM or in a conspicuous place on the component board to which the ROM is attached. If placement as described in both
(i) and (ii) are impractical, the label may be affixed to the inside or outside of the rear panel of the Dedicated System casing.

(b) (i) Customer shall also place a serialized sticker supplied by COMPANY on the media for each unit of SOFTWARE Upgrade distributed by Customer.

     (ii) If one unit of the COMPANY Upgrade is used to install the SOFTWARE Upgrade on additional units of the Dedicated System as set forth in Section 2(d)(vii), prior to distribution of the SOFTWARE Upgrade, Customer shall
     (A) determine the number of units of SOFTWARE Upgrade to be installed, (B) provide end user or Customer's authorized service representative with a serialized sticker supplied by COMPANY for each such unit, and (C) ensure that a serialized sticker is placed on each Dedicated System on which SOFTWARE Upgrade is installed as described in Section 4(a).

5.   DELIVERY.

For each SOFTWARE product licensed hereunder, COMPANY (or Microsoft, on behalf of COMPANY) shall deliver to Customer one (1) unit of Dedicated Product Deliverables. Customer acknowledges and agrees that neither COMPANY nor Microsoft shall have any liability for failure to deliver Dedicated Product Deliverables by any particular date, or if the SOFTWARE is not yet a released product, during the term of this Agreement.

6.   LIMITED WARRANTY AND CUSTOMER REMEDIES.

(a) COMPANY warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt.

(b) COMPANY's, Microsoft's, and their suppliers' entire liability and Customer's exclusive remedy for a breach of the warranty set forth above shall be, at COMPANY's option, either (i) return of the price paid or (ii) repair or replacement of the SOFTWARE that does not meet the above Limited Warranty and which is returned to COMPANY. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

(c) COMPANY, MICROSOFT, AND THEIR SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SOFTWARE AND ANY ACCOMPANYING WRITTEN MATERIALS.

(d) The rights and remedies granted to Customer under this Section 6 constitute Customer's sole and exclusive remedy against the COMPANY and Microsoft, their officers, agents and employees for any and all claims arising in connection with the SOFTWARE or the Dedicated Product Deliverables including but not limited to claims regarding COMPANY's or Microsoft's delivery of SOFTWARE or Dedicated Product Deliverables, or indemnification or contribution from COMPANY or Microsoft with respect to any infringement of the rights of a third party, whether arising under statutory or common law or otherwise.

7.   TERM AND TERMINATION.

(a) The term of this license shall run from the Effective Date until the earlier of: (i) one (1) year after Effective Date, or (ii) the date on which Customer has distributed the number of units of SOFTWARE licensed under this Agreement as set forth in Attachment 2 for each SOFTWARE.

(b) Termination due to breach of Sections 3(d), 3(e), 3(f), 10, or 11 shall be effective upon notice to Customer. In all other cases, termination shall be effective fifteen (15) days after notice of termination to the defaulting party if the defaults have not been cured within such fifteen (15) day period. At the option of the non-defaulting party, termination due to a breach of any provision of this Agreement may be effective upon notice to the defaulting party if such party has received two (2) or more previous notices of default during the term of this Agreement (whether or not such previous defaults have been cured).

(c) Upon termination or expiration of the Agreement, Customer will immediately cease all use and distribution of the SOFTWARE, the SOFTWARE product name, and all associated trademark(s). Within ten (10) days of the termination or expiration of the Agreement, Customer shall return to COMPANY all Dedicated Product Deliverables and serialized stickers for the SOFTWARE in Customer's possession or under Customer's control. There shall be no refund or adjustment for amounts paid for the Dedicated Product Deliverables or stickers returned to COMPANY in accordance with this Section 7(c).

8.   DISCLAIMER OF LIABILITY.

IN NO EVENT SHALL COMPANY, MICROSOFT, OR THEIR SUPPLIERS BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, CONSEQUENTIAL, INCIDENTAL, INDIRECT, ECONOMIC OR


                                       16
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

PUNITIVE DAMAGES, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE MANUFACTURE, SALE, USE OF OR INABILITY TO MANUFACTURE, SELL OR USE THE SOFTWARE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.   TECHNICAL SUPPORT.

This Agreement does not include technical support from Microsoft. Technical support for the SOFTWARE will be provided by COMPANY.

10.  AUDITS AND INSPECTIONS.

(a) During the term of this Agreement and for three (3) years thereafter, Customer agrees to keep all usual and proper entries relating to each unit of SOFTWARE licensed sufficient to substantiate the number of units of SOFTWARE and the number of Dedicated Systems distributed by Customer.

(b) In order to verify statements issued by Customer and Agreement, COMPANY and/or Microsoft may cause (i) an audit to be made of Customer's books and records and/or (ii) an inspection to be made of Customer's facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at Customer's facilities, with or without notice. Any audit shall be conducted by an independent certified public accountant selected by Microsoft or COMPANY (other than on a contingent fee basis).

(c) Customer agrees to provide Microsoft's and/or COMPANY's designated audit or inspection team(s) access to the relevant Customer records and facilities. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. If material discrepancies are disclosed in such audit, Customer agrees to pay Microsoft or COMPANY, as applicable, for the costs associated with the audit.

11.  NONDISCLOSURE OBLIGATION.

Customer shall keep confidential the Dedicated Product Deliverables, any SOFTWARE source code provided by COMPANY or Microsoft on behalf of COMPANY, the terms and conditions of this Agreement, and other non-public information and know-how disclosed to Customer by COMPANY or Microsoft. Customer may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of Customer's business. Customer's obligation under this Section shall survive termination or expiration of this Agreement and shall extend until such time as the information protected hereby is in the public domain.

12.  GENERAL.

(a) This Agreement shall be construed and controlled by the laws of the State of Washington, and Customer further consents to jurisdiction by the state and federal courts sitting in the State of Washington. Process may be served on either party by air express courier, (e.g. DHL, Airborne) charges prepaid, return receipt requested. If COMPANY, Microsoft or Customer employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees.

(b) Customer agrees that it will not export or re-export SOFTWARE to any country, person, entity or end user subject to U.S. export restrictions. Customer specifically agrees not to export or re-export SOFTWARE (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which as of December 31, 1996 include, but are not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria, or to any national of any such country who Customer knows intends to transmit or transport the products back to such country; (ii) to any end-user who Customer knows will utilize SOFTWARE in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any end-user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

(c) If any provision or portion of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions or portions shall remain in full force and effect.

(d) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent, or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

(e) Any assignment of this Agreement without prior written consent of the non-assigning party shall be void.

(f) SOFTWARE may be imported, distributed, or sold in or to a country or territory only if allowed by, and in compliance with, all applicable laws and regulations of such country or territory as well as all terms and conditions of this Agreement. Customer acknowledges that versions of certain SOFTWARE not localized for a specific market may be prohibited or subject to import and distribution procedures or restrictions under such laws and regulations. By way of example only, as of July 1, 1997, the U.S.A. English version of Microsoft Excel 97 cannot be distributed to or for use in India, and games, entertainment products and products with substantial amounts of video, graphics or similar content may be prohibited or subject to specific import procedures under laws of the People's Republic of China. Customer agrees to indemnify COMPANY and Microsoft from and against all damages, costs and expenses (including reasonable attorneys' fees) incurred by COMPANY or Microsoft in connection with any and all claims, demands or actions arising from Customer's importation or distribution of SOFTWARE in or to a country or territory not in compliance with the laws and regulations of such country or territory.

(f) Any SOFTWARE which Customer distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), shall be provided with RESTRICTED RIGHTS in accordance with DFARS 252.227-7013(c)1(ii), or as set forth in the

                                       17
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

      particular department or agency regulations or rules, or particular contract which provide Microsoft equivalent or greater protection.

      Should Customer have any questions concerning this Agreement, please write:

      _________________________________________________________________________


      Name of COMPANY
      _________________________________________________________________________
      Address

      _________________________________________________________________________

      _________________________________________________________________________

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date set forth above. All signed copies of this Agreement shall be deemed originals. Each individual signing on behalf of Customer below hereby represents and warrants that he or she has full authority to sign this Agreement and bind Customer to perform all duties and obligations contemplated by this Agreement. If Customer is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, Customer's seal or "chop" should be entered below Customer's signature block.

COMPANY

_______________________________________________________________________________
By (Signature)

_______________________________________________________________________________
Name (Print)

_______________________________________________________________________________
Title

_______________________________________________________________________________
Date

CUSTOMER

_______________________________________________________________________________
By (Signature)

_______________________________________________________________________________
Name (Print)

_______________________________________________________________________________
Title

_______________________________________________________________________________
Date


                                       18

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                                  ATTACHMENT 1
           TO OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS

               END-USER LICENSE AGREEMENT FOR MICROSOFT SOFTWARE

IMPORTANT--READ CAREFULLY: THIS END-USER LICENSE AGREEMENT ("EULA") IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR A SINGLE ENTITY) AND THE MANUFACTURER ("MANUFACTURER") OF THE SPECIAL PURPOSE COMPUTING DEVICE ("SYSTEM") YOU ACQUIRED WHICH INCLUDES CERTAIN MICROSOFT SOFTWARE PRODUCT(S) INSTALLED ON THE SYSTEM ("SOFTWARE PRODUCT" OR "SOFTWARE"). THE SOFTWARE INCLUDES COMPUTER SOFTWARE, THE ASSOCIATED MEDIA, ANY PRINTED MATERIALS, AND ANY "ONLINE" OR ELECTRONIC DOCUMENTATION. BY INSTALLING, COPYING OR OTHERWISE USING THE SOFTWARE, YOU AGREE TO BE BOUND BY THE TERMS OF THIS EULA. IF YOU DO NOT AGREE TO THE TERMS OF THIS EULA, MANUFACTURER AND MICROSOFT CORPORATION ("MICROSOFT") ARE UNWILLING TO LICENSE THE SOFTWARE TO YOU. IN SUCH EVENT, YOU MAY NOT USE OR COPY THE SOFTWARE, AND YOU SHOULD PROMPTLY CONTACT MANUFACTURER FOR INSTRUCTIONS ON RETURN OF THE UNUSED PRODUCT(S) FOR A REFUND.

------------------------------------------------------------------------------

SOFTWARE LICENSE

The SOFTWARE is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE is licensed, not sold.

1.   GRANT OF LICENSE. This EULA grants you the following rights:

     -    SOFTWARE. You may use the SOFTWARE as installed on the SYSTEM.

     - APPLICATION SHARING. The SOFTWARE may contain technology that enables applications to be shared between two or more SYSTEMS, even if an application is installed on only one of the SYSTEMS. You should consult your application license agreement or contact the application licensor to determine whether sharing the application is permitted by its licensor.

     - STORAGE/NETWORK USE. If the SOFTWARE PRODUCT is installed on the SYSTEM over an internal network from a server, you must acquire and dedicate a license for the SOFTWARE PRODUCT for each SYSTEM on which the SOFTWARE PRODUCT is used or to which it is distributed. A license for the SOFTWARE PRODUCT may not be shared or used concurrently on different SYSTEMS.

     - BACK-UP COPY. If MANUFACTURER has not included a copy of the SOFTWARE on separate media with the SYSTEM, you may make a single copy of the SOFTWARE for use solely for archival purposes with the SYSTEM.

2.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

     - LIMITATIONS ON REVERSE ENGINEERING, DECOMPILATION AND DISASSEMBLY. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

     - SINGLE SYSTEM. The SOFTWARE is licensed with the SYSTEM as a single integrated product. The SOFTWARE may only be used with the SYSTEM.

     -    RENTAL. You may not rent or lease the SOFTWARE.

     - SOFTWARE TRANSFER. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the SYSTEM, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media, any upgrades or backup copies, and this EULA, and if applicable, the Certificate(s) of Authenticity), AND the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

     - TERMINATION. Without prejudice to any other rights, Manufacturer or Microsoft may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

     - SINGLE EULA. The package for the SOFTWARE may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). In this case, you are only licensed to use one (1) copy of the SOFTWARE PRODUCT.

     - EXPORT RESTRICTIONS. You agree that you will not export or re-export the SOFTWARE to any country, person, entity or end user subject to U.S. export restrictions. You specifically agree not to export or re-export the SOFTWARE (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which currently include, but are not necessarily limited to Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria, or to any national of any such country, wherever located, who intends to transmit or transport the products back to such country; (ii) to an end user you know or have reason to know will utilize the SOFTWARE in the design, development or production or nuclear, chemical or biological weapons; or (iii) to any end-user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

3.   UPGRADES AND RECOVERY MEDIA.

     - If the SOFTWARE is provided by Manufacturer on media separate from the SYSTEM and is labeled "For Upgrade Purposes Only" (Upgrade SOFTWARE), you may install one copy of the Upgrade SOFTWARE onto the SYSTEM as a replacement copy for the SOFTWARE originally installed on the SYSTEM and use it in accordance with Section 1 of this EULA. You may also install additional copies of the Upgrade SOFTWARE as replacement copies onto additional SYSTEMS which are the same brand and model as the

                                       19
                                  CONFIDENTIAL


Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

     SYSTEM and contain a duly licensed copy of the same version and language release of the SOFTWARE ("ADDITIONAL SYSTEMS"), provided that (1) Manufacturer has supplied a corresponding serialized sticker for each additional copy of the Upgrade SOFTWARE, and (2) you affix a serialized sticker per Manufacturer's instructions for each unit of Upgrade SOFTWARE you install.

   o If the SOFTWARE is provided by Manufacturer on separate media and labeled as "Recovery Media", you may not make a copy of the SOFTWARE as described in Section 1 for archival purposes. Instead, you may use the Recovery Media solely to restore or reinstall the same version and language release of the SOFTWARE as originally installed on the SYSTEM and thereafter use the SOFTWARE as restored or reinstalled in accordance with Section 1 of this EULA. A single unit of Recovery Media may be used by you to restore or reinstall the SOFTWARE on ADDITIONAL SYSTEMS.

4. COPYRIGHT. All title and copyrights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text and "applets," incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE, are owned by Microsoft or its suppliers. You may not copy the printed materials accompanying the SOFTWARE. All rights not specifically granted under this EULA are reserved by Microsoft.

5. PRODUCT SUPPORT. PRODUCT SUPPORT FOR THE SOFTWARE IS NOT PROVIDED BY MICROSOFT OR ITS SUBSIDIARIES. FOR PRODUCT SUPPORT, PLEASE REFER TO MANUFACTURER'S SUPPORT NUMBER PROVIDED IN THE DOCUMENTATION FOR THE SYSTEM. SHOULD YOU HAVE ANY QUESTIONS CONCERNING THIS EULA, OR IF YOU DESIRE TO CONTACT MANUFACTURER FOR ANY OTHER REASON, PLEASE REFER TO THE ADDRESS PROVIDED IN THE DOCUMENTATION FOR THE SYSTEM.

6. LIMITED WARRANTY.

   o LIMITED WARRANTY. Manufacturer warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt. Any implied warranties on the SOFTWARE are limited to ninety (90) days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

   o CUSTOMER REMEDIES. Manufacturer's and its suppliers' entire liability and your exclusive remedy shall be, at Manufacturer's option, either (a) return of the price paid, or (b) repair or replacement of the SOFTWARE that does not meet the above Limited Warranty and which is returned to Manufacturer with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

   o NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THE LIMITED WARRANTY SECTION ABOVE, THE SOFTWARE IS PROVIDED TO THE END USER "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK OF THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS WITH YOU.

   o NO LIABILITY FOR CONSEQUENTIAL DAMAGES. MANUFACTURER OR MANUFACTURER'S SUPPLIERS SHALL NOT BE HELD TO ANY LIABILITY FOR ANY DAMAGES SUFFERED OR INCURRED BY THE END USER (INCLUDING, BUT NOT LIMITED TO, GENERAL, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE), ARISING FROM OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE.


                                       20

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

7. NOTE ON JAVA SUPPORT. THE SOFTWARE PRODUCT MAY CONTAIN SUPPORT FOR PROGRAMS WRITTEN IN JAVA. JAVA TECHNOLOGY IS NOT FAULT TOLERANT AND IS NOT DESIGNED, MANUFACTURED, OR INTENDED FOR USE OR RESALE AS ON-LINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATION SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT MACHINES, OR WEAPONS SYSTEMS, IN WHICH THE FAILURE OF JAVA TECHNOLOGY COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE.

_______________________________________________________________________________
U.S. GOVERNMENT RESTRICTED RIGHTS

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(I)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software -- Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Microsoft Corporation/One Microsoft Way/Redmond, WA 98052-6399. If you acquired this EULA in the United States, this EULA is governed by the laws of the State of Washington.

If you acquired this EULA in Canada, this EULA is governed by the laws of the Province of Ontario, Canada. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario and further agrees to commence any litigation which may arise hereunder in the courts located in the Judicial District of York, Province of Ontario.

If this EULA was acquired outside the United States, then local law may apply.

Should you have any questions concerning this EULA, please contact the Manufacturer.




                                       21

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                                  ATTACHMENT 2
          TO OEM CUSTOMERS SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS

                    SOFTWARE PRODUCTS FOR DEDICATED SYSTEMS

                                     UNITS OF       LANGUAGE      LICENSED FILES        APPLICABLE                  LOCALIZATION
                                     SOFTWARE       VERSION(S)     (FOR KERNEL          ADDITIONAL      PER COPY     ADDITIONAL
    PRODUCT NAME AND VERSION         LICENSED          **         VERSIONS ONLY)        PROVISIONS      ROYALTY*       ROYALTY
--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------
1.  WINDOWS(R) CE OPERATING
      SYSTEM VERSION 2.0               ----            EN                            (a),(b),(c),(d)    US$_____     US$_____
        FULL VERSION                                                                   (E),(f),(g)
--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------

--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------
2.  WINDOWS(R) CE OPERATING
      SYSTEM VERSION 1.01               ----           EN                             (a),(b),(c),(d)    US$_____     US$_____
        FULL VERSION                                                                    (e),(f),(J)
--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------

--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------
3.  WINDOWS(R) CE OPERATING
      SYSTEM VERSION 2.0               ----            EN                            (a),(b),(c),(d)    US$_____     US$_____
       LIMITED VERSION                                                                 (e),(f),(h)
--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------

--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------
4.  WINDOWS(R) CE OPERATING
      SYSTEM VERSION 1.01               ----           EN                             (a),(b),(c),(d)    US$_____     US$_____
        LIMITED VERSION                                                                 (e),(f),(k)
--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------

--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------
5.  WINDOWS(R) CE OPERATING
      SYSTEM VERSION 2.0               ----            EN                            (a),(b),(c),(d)    US$_____     US$_____
        KERNEL VERSION                                                                 (e),(f),(i)
--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------

--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------
6.  WINDOWS(R) CE OPERATING
      SYSTEM VERSION 1.01               ----           EN                             (a),(b),(c),(d)    US$_____     US$_____
        KERNEL VERSION                                                                  (e),(f),(l)
--------------------------------- -------------- -------------- ------------------- ------------------ ------------ ---------------

* IF ROYALTY RATE AND UNITS OF SOFTWARE ARE NOT SPECIFIED FOR A PARTICULAR PRODUCT, THEN SUCH PRODUCT IS NOT LICENSED UNDER THIS AGREEMENT.

**LANGUAGE KEY: DE = GERMAN, ES = SPANISH, EN = ENGLISH, FR = FRENCH,
  IT = ITALIAN, JA = JAPANESE. LOCALIZED VERSIONS ARE LICENSED ON AN IF AND AS AVAILABLE BASIS.




                                       22
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                             ADDITIONAL PROVISIONS

(a) The Dedicated Product Deliverables for this SOFTWARE consist of (i) the "untethered" Kernel Version of the SOFTWARE, and (ii) a license to distribute certain components of the SOFTWARE with Customer's hardware reference platform and/or software applications developed by COMPANY utilizing the Windows CE Embedded Toolkit for Visual C++ in accordance with the instructions therein, provided that such SOFTWARE and Customer components are distributed in accordance with this Agreement and are distributed solely as part of Customer's Dedicated System.

(b) Notwithstanding anything to the contrary contained in the Agreement, Customer may not reproduce the SOFTWARE or Dedicated Product Deliverables in any manner except as necessary to install the SOFTWARE on Customer's Dedicated Systems in accordance with Section 2(a); and (ii) configure the SOFTWARE to execute on Customer's Dedicated Systems, in accordance with the instructions contained in the Dedicated Product Deliverables.

(c) Dedicated Systems shall be distributed only through such channels as may be customary for similar devices for the referenced industry and the specific industry application.

(d) If an end user of the Dedicated System shall have access to the command line (for example, the C:\prompt) of the SOFTWARE, then Customer shall cause to appear on the display screen as part of the sign-on message for each SOFTWARE the copyright notices specified in the Dedicated Product Deliverables.

(e) If Customer installs the SOFTWARE in ROM and the SOFTWARE is not the only software contained in ROM, Customer will ensure that Microsoft's copyright notice for SOFTWARE shall at all times be included in the first four percent (4%) and the last four percent (4%) of the software contained in ROM. The copyright notice(s) for SOFTWARE shall be as specified in the Dedicated Product Deliverables. In any event, Customer will not remove any copyright, trademark or patent notices that appear on the SOFTWARE as delivered to Customer.

(f) Notwithstanding anything to the contrary contained within the Agreement, Customer may distribute SOFTWARE only with Dedicated Systems which are marketed an distributed exclusively under Customer's brand names, trade names and trademarks. The SOFTWARE may not be distributed with Dedicated Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks.

(g) Customer's license rights with respect to the SOFTWARE shall apply only to those files which are components of the SOFTWARE Full Version configuration as indicated in the Dedicated Product Deliverables documentation.

(h) Customer's license rights with respect to the SOFTWARE shall apply only to those files which are components of the SOFTWARE Limited Version configuration as indicated in the Dedicated Product Deliverables documentation.

(i) Customer's license rights with respect to the SOFTWARE shall apply only to those files which are components of the SOFTWARE Kernel Version configuration as indicated in the Dedicated Product Deliverables documentation.

(j) Customer's license rights with respect to the SOFTWARE shall apply only to those files which are components of Demos #4 and #5 as indicated in the Dedicated Product Deliverables documentation.

(k) Customer's license rights with respect to the SOFTWARE shall apply only to those files which are components of Demo #3 as indicated in the Dedicated Product Deliverables documentation.

(l) Customer's license rights with respect to the SOFTWARE shall apply only to those files which are components of Demos #1 and #2 as indicated in the Dedicated Product Deliverables documentation.

                               DEDICATED SYSTEMS

Customer's Dedicated Systems for SOFTWARE described in this Attachment 2 shall be limited to Customer's current and future Dedicated Systems described below. Each listed Dedicated System must have a unique model line name, model name, or model number which Customer uses both internally (in Customer's books and records) and externally (on the Dedicated System case and packaging). New models may be added by agreement of the parties.

At Customer's option, for purposes of administrative convenience, Customer may designate models by model line or series. e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.)." Dedicated Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

PRODUCT NUMBER KEY: 1 = Windows CE 2.0 Full Version; 2 = Windows CE 1.01 Full Version; 3 = Windows CE 2.0 Limited Version; 4 = Windows CE 1.01 Limited Version; 5 = Windows CE 2.0 Kernel Version; 6 = Windows CE 1.01 Kernel Version.

ROYALTY BASIS KEY: C = per copy; if Product box is blank, such Product is not licensed for distribution with the listed Dedicated System.


                                       23

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

----------------------------------------------------------------------------------------------------------------------------------
                                 SPECIFIC
                                 INDUSTRY
MODEL NAME OR MODEL NUMBER      APPLICATION          1                2                3                4               5
------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------


----------------------------------------------------------------------------------------------------------------------------------
                                 SPECIFIC
                                 INDUSTRY
MODEL NAME OR MODEL NUMBER      APPLICATION          6                7                8                9               10
------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

------------------------------ -------------- ---------------- ---------------- ---------------- ---------------- ----------------

                                       24
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                                   EXHIBIT V

                  LICENSE OF ADDITIONAL PRODUCT SOFTWARE UNITS

                              AMENDMENT NUMBER ___
                     Amendment Date: _____________________

           to OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS between _________________________, a Corporation of _________________________
   and _________________________, a Corporation of _________________________
               Agreement Effective Date: _______________________

     WHEREAS, Customer has licensed a certain number of units of Product Software (the "SOFTWARE") from COMPANY under the terms of the above referenced license agreement (the "Agreement");

     WHEREAS, Customer now desires to license additional units of SOFTWARE from COMPANY as described in the Additional Units Attachment dated ____________, 199__, which is attached to this Amendment;

     NOW, THEREFORE, Customer and COMPANY hereby agree:

1. Effective as of the date indicated on the Additional Units Attachment, such Additional Units Attachment is hereby added to the Agreement and sets forth the number of additional units of the SOFTWARE and the language version(s) licensed to Customer under the terms and conditions of the Agreement.

2. Customer may license additional SOFTWARE on the Additional Units Attachment only for the SOFTWARE and the language version(s) that are currently licensed by Customer under the Agreement between Customer and COMPANY. In order to license SOFTWARE or language version(s) not currently licensed under the Agreement with COMPANY, Customer shall execute a new OEM Customer Sublicense Agreement for Dedicated Systems which includes such SOFTWARE and/or language version(s).

3. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above. All signed copies of this Amendment shall be deemed originals. Each individual signing on behalf of Customer below hereby represents and warrants that he or she has full authority to sign this Agreement and bind Customer to perform all duties and obligations contemplated by this Amendment. If Customer is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, Customer's seal or "chop" should be entered below Customer's signature block. This Amendment is executed only in the English language.


___________________________________        ___________________________________
(Name of COMPANY)                          (Name of Customer)

___________________________________        ___________________________________
By (Signature)                             By (Signature)

___________________________________        ___________________________________
Name (Print)                               Name (Print)

___________________________________        ___________________________________
Title                                      Title

___________________________________        ___________________________________
Date                                       Date

                                           Customer's seal or "chop"



                                       25

                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                          ADDITIONAL UNITS ATTACHMENT

                           Dated: ___________________

     PRODUCT NAME AND VERSION             ADDITIONAL UNITS OF SOFTWARE LICENSED        LANGUAGE VERSION
-------------------------------------------------------------------------------------------------------
WINDOWS(R) CE OPERATING SYSTEM VERSION 2.0             ___________
             FULL VERSION
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
WINDOWS(R) CE OPERATING SYSTEM VERSION 1.01            ___________
             FULL VERSION
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
WINDOWS(R) CE OPERATING SYSTEM VERSION 2.0             ___________
           LIMITED VERSION
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
WINDOWS(R) CE OPERATING SYSTEM VERSION 1.01            ___________
           LIMITED VERSION
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
WINDOWS(R) CE OPERATING SYSTEM VERSION 2.0             ___________
           KERNEL VERSION
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
WINDOWS(R) CE OPERATING SYSTEM VERSION 1.01            ___________
           KERNEL VERSION
-------------------------------------------------------------------------------------------------------

                                       26
                                  CONFIDENTIAL

Microsoft Software for Dedicated Systems Distributor Agreement dated November 1st, 1997, between Microsoft Corporation and Bsquare Corporation.

                               AMENDMENT NUMBER 1
                       Amendment Date: November 1st, 1997
       to MICROSOFT(R) SOFTWARE DEDICATED SYSTEMS DISTRIBUTION AGREEMENT
  between MICROSOFT CORPORATION, a Washington U.S.A. Corporation, as assigned to MICROSOFT LICENSING, INC., a Nevada, U.S.A. Corporation
              and Bsquare Corporation, a corporation of Washington
                  Agreement Effective Date: November 1st, 1997
                 MICROSOFT LICENSE #7772-7310 (SAP: 5000020519)

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement between COMPANY and Microsoft Corporation, (hereinafter the "License Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows:

1. Exhibit C of the License Agreement is hereby deleted and replaced with the attached Exhibit C.

2. Exhibit N of the License Agreement is hereby deleted and replaced with the attached Exhibit N.

3. COMPANY acknowledges that Microsoft Corporation transferred its OEM licensing operations to its wholly owned subsidiary, Microsoft Licensing, Inc., a Nevada, U.S.A. corporation ("MS Licensing, Inc."), on or about December 31, 1997. From and after such transfer, all references to "MS" contained in the Agreement (as amended) shall refer to MS Licensing, Inc., provided, however that the disclaimers and limitations in Section 4(c), 5, 7, 10(a), 12(a), 12(b), 12(c) 13, and Exhibit S, if applicable, shall inure to the benefit of each of MS Licensing, Inc. and Microsoft Corporation. Notwithstanding anything to the contrary in the foregoing, all references to "MS" contained in Section 12(d) shall refer to MS Licensing, Inc. and to Microsoft Corporation. For shipments of Product(s) after the date of assignment, COMPANY will report to and make royalty payments to Microsoft Licensing, Inc., at the address provided by Microsoft Corporation or Microsoft Licensing, Inc. COMPANY agrees that all obligations of Microsoft Corporation under the License Agreement will be the obligations of MS Licensing, Inc. as of the date of such transfer.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the License Agreement.

NOTICE:

FOR PRODUCT(S) SPECIFIED IN EXHIBIT C AS LICENSED UNDER THE "PER SYSTEM" ROYALTY CALCULATION PROVISIONS, PLEASE NOTE THE FOLLOWING:

THIS IS AN MS PER SYSTEM LICENSE. AS A CUSTOMER, YOU MAY CREATE A "NEW SYSTEM" AT ANY TIME THAT DOES NOT REQUIRE THE PAYMENT OF A ROYALTY TO MS UNLESS THE CUSTOMER AND MS AGREE TO ADD IT TO THE LICENSE AGREEMENT.

ANY NEW SYSTEM CREATED MAY BE IDENTICAL IN EVERY RESPECT TO A SYSTEM AS TO WHICH THE CUSTOMER PAYS A PER SYSTEM ROYALTY TO MS PROVIDED THAT THE NEW SYSTEM HAS A UNIQUE MODEL NUMBER OR MODEL NAME FOR INTERNAL AND EXTERNAL IDENTIFICATION PURPOSES WHICH DISTINGUISHES IT FROM ANY SYSTEM THE CUSTOMER SELLS THAT IS INCLUDED IN A PER SYSTEM LICENSE. THE REQUIREMENT OF EXTERNAL IDENTIFICATION MAY BE SATISFIED BY PLACEMENT OF THE UNIQUE MODEL NAME OR MODEL NUMBER ON THE MACHINE AND ITS CONTAINER (IF ANY), WITHOUT MORE.

IF THE CUSTOMER DOES NOT INTEND TO INCLUDE A MICROSOFT OPERATING SYSTEM PRODUCT WITH A NEW SYSTEM, THE CUSTOMER DOES NOT NEED TO NOTIFY MS AT ANY TIME OF THE CREATION, USE OR SALE OF ANY SUCH NEW SYSTEM, NOR DOES IT NEED TO TAKE ANY PARTICULAR STEPS TO MARKET OR ADVERTISE THE NEW SYSTEM.

UNDER MS'S LICENSE AGREEMENT, THERE IS NO CHARGE OR PENALTY IF A CUSTOMER CHOOSES AT ANY TIME TO CREATE A NEW SYSTEM INCORPORATING A NON-MICROSOFT OPERATING SYSTEM. IF THE CUSTOMER INTENDS TO INCLUDE A MICROSOFT OPERATING SYSTEM PRODUCT WITH THE NEW SYSTEM, THE CUSTOMER MUST SO NOTIFY MS, AFTER WHICH THE PARTIES MAY ENTER INTO ARM'S LENGTH NEGOTIATION WITH RESPECT TO A LICENSE TO APPLY TO THE NEW SYSTEM.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT LICENSING, INC.               BSQUARE CORPORATION


                                        /s/ WILLIAM BAXTER
-------------------------               -------------------------
By (Signature)                          By (Signature)

                                        William Baxter
-------------------------               -------------------------
Name (Printed)                          Name (Printed)

                                        President/CEO
-------------------------               -------------------------
Title                                   Title

                                        1-28-98
-------------------------               -------------------------
Date                                    Date

                               AMENDMENT NUMBER 1
                        Amendment Date: November 1st, 1997
       to MICROSOFT(R) SOFTWARE DEDICATED SYSTEMS DISTRIBUTION AGREEMENT between MICROSOFT CORPORATION, a Washington U.S.A. Corporation, as assigned to
             MICROSOFT LICENSING, INC., a Nevada, U.S.A. Corporation
              and Bsquare Corporation, a corporation of Washington
                  Agreement Effective Date: November 1st, 1997
                 MICROSOFT LICENSE #7772-7310 (SAP: 5000020519)

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement between COMPANY and Microsoft Corporation, (hereinafter the "License Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows:

1. Exhibit C of the License Agreement is hereby deleted and replaced with the attached Exhibit C.

2. Microsoft Corporation anticipates that it will transfer its OEM licensing operations to its wholly owned subsidiary, Microsoft Licensing, Inc., a Nevada, U.S.A. corporation, on or about December 31, 1997. Microsoft Corporation will notify COMPANY of the assignment of the License Agreement to Microsoft Licensing, Inc. For shipments of Product(s) after the date of assignment, COMPANY will report to and make royalty payments to Microsoft Licensing Inc., at the address provided by Microsoft Corporation or Microsoft Licensing, Inc. From and after such transfer, all references to "MS" contained in this Agreement shall refer to Microsoft Licensing, Inc.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the License Agreement.


IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.


MICROSOFT CORPORATION                       BSQUARE CORPORATION


                                            /s/  WILLIAM T. BAXTER
----------------------------------          ----------------------------------
By (Signature)                              By (Signature)

                                            WILLIAM T. BAXTER
----------------------------------          ----------------------------------
Name (Printed)                              Name (Printed)

                                            PRESIDENT & CEO
----------------------------------          ----------------------------------
Title                                       Title

                                            23 FEB. 1998
----------------------------------          ----------------------------------
Date                                        Date

                                   EXHIBIT C

                         PRODUCTS FOR DEDICATED SYSTEMS


                                      Language           Licensed Files         Applicable                          Localization
                                     Versions(2)          (for Kernel           Additional         Per copy          Additional
    Product Name and Version             **              Versions Only)         Provisions         Royalty*            Royalty
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 2.0                 EN                                  (a),(b),(c),(d)          US$*                 US$*
        Full Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(g)          US$*                 US$*
        Full Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 2.0                 EN                                  (a),(b),(c),(e)          US$*                 US$*
       Limited Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(h)          US$*                 US$*
        Limited Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 2.0                 EN                                  (a),(b),(c),(f)          US$*                 US$*
        Kernel Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(i)          US$*                 US$*
        Kernel Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

* A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table.
**Language Key: DE = German, ES = Spanish, EN = English, FR = French,
  IT = Italian, JA = Japanese. Localized versions are licensed on an if and as available basis.


                             ADDITIONAL PROVISIONS

(a) COMPANY shall advise its OEM Customers that the Dedicated Product Deliverables for this Product consist of (i) the "untethered" Kernel Version of the Product, and (ii) a license to distribute certain components of the software in accordance with the Sublicense Agreement provided that such software was developed by COMPANY utilizing the Windows CE Embedded Toolkit for Visual C++ in accordance with the instructions therein.

(b) In order to support its OEM Customers, COMPANY agrees to enter into and maintain, at COMPANY's expense, a valid Priority Support Agreement with MS at all times during the period COMPANY is licensed for this Product.

(c) COMPANY shall not sign a Sublicense Agreement for the Product without MS' prior written approval. To assist MS in its review of COMPANY's proposed OEM Customer, COMPANY shall provide MS with:

     (1) the name, address, and business profile in the English language (including years in business, ownership profile, tradenames used, and nature of principle business activities) of the proposed OEM Customer; and

     (2) model name, description and specific industry application of proposed OEM Customer's Dedicated Systems.

(d) COMPANY's right to sublicense this Product shall apply only to those files which are components of the Product's Full Version configuration as indicated in the Dedicated Product Deliverables documentation.

------------
* Confidential treatment requested

                                   EXHIBIT C

                             ADDITIONAL PROVISIONS

                                  (Continued)

(e) COMPANY's right to sublicense this Product shall apply only to those files which are components of the Product's Limited Version configuration as indicated in the Dedicated Product Deliverables documentation.

(f) COMPANY's right to sublicense this Product shall apply only to those files which are components of the Product's Kernel Version configuration as indicated in the Dedicated Product Deliverables documentation.

(g) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #4 and #5 as indicated in the Dedicated Product Deliverables documentation.

(h) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #3 as indicated in the Dedicated Product Deliverables documentation.

(i) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #1 and #2 as indicated in the Dedicated Product Deliverables documentation.

                                   EXHIBIT N

                                   ADDRESSES

COMPANY:
-------

NOTICES:

Bsquare Corporation
3633 136th Place SE, Suite 100
Bellevue, WA 98006

Attn: Mr. William Baxter
Telephone: 425-519-5963
Fax: 425-519-5998


BILL TO:

Bsquare Corporation
3633 136th Place SE, Suite 100
Bellevue, WA 98006

Attn: Mr. William Baxter


SHIP TO:

Bsquare Corporation
3633 136th Place SE, Suite 100
Bellevue, WA 98006

Attn: Mr. Don Baughman

COMPANY SUPPORT
telephone no.: 425-519-5900



MS:
---

NOTICES:

MICROSOFT LICENSING, INC.
Non-US Postal Service Delivery Address:
6100 Neil Road
Reno, NV 89511-1132
U.S.A.
Attn: General Manager
Fax: 1-702-826-0506

WITH COPY TO:

MICROSOFT CORPORATION
One Microsoft Way
Redmond, WA 98052-6399
U.S.A.
Attn: Law & Corporate Affairs
Fax: +1-425-936-7329

OTHER CORRESPONDENCE:

MICROSOFT LICENSING, INC.
6100 Neil Road
Reno, NV 89511-1132
U.S.A.
Attn.: General Manager


Reports and Payments:
---------------------

WITH COPIES TO:
OEM Sales
MICROSOFT CORPORATION
One Microsoft Way
Redmond, WA 98052-6399
U.S.A.

                              REPORTS AND PAYMENTS:


REPORTS TO:
ROYALTY REPORTS SHALL BE MADE TO:
MICROSOFT LICENSING, INC.
6100 Neil Road
Reno, NV 89511-1132
U.S.A.
Attention: OEM Finance
Fax: + 1-702-826-0506

or to such other address as MS may specify from time to time.

PAYMENTS SHALL BE MADE BY WIRE TRANSFER TO:

MICROSOFT LICENSING INC. #100430
c/o NationsBank of Texas, N.A.
1401 Elm Street
Dallas, TX
U.S.A.
ABA # 11100001-2
SWIFT Code: NBKUS44DAL
Account#3750891058
Regarding:
REF+LB+100430

or to such other address or account as MS may specify from time to time. COMPANY agrees to ensure that the regarding line stated above, the MS license agreement number for the agreement, and the MS invoice number (if any) are specified on each wire transfer payment made pursuant to the Agreement."








                                  CONFIDENTIAL

                                   EXHIBIT C

                         PRODUCTS FOR DEDICATED SYSTEMS


                                      Language           Licensed Files         Applicable                          Localization
                                     Version(s)           (for Kernel           Additional         Per copy          Additional
    Product Name and Version             **              Versions Only)         Provisions         Royalty*            Royalty
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
Windows(R) CE Operating System
         version 2.0                     EN                                  (a),(b),(c),(d)          US$*                 US$*
        Full Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(g)          US$*                 US$*
        Full Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 2.0                 EN                                  (a),(b),(c),(e)          US$*                 US$*
       Limited Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(h)          US$*                 US$*
        Limited Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 2.0                 EN                                  (a),(b),(c),(f)          US$*                 US$*
        Kernel Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System version 1.01                EN                                  (a),(b),(c),(i)          US$*                 US$*
        Kernel Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

* A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table.
**Language Key: DE = German, ES = Spanish, EN = English, FR = French,
  IT = Italian, JA = Japanese. Localized versions are licensed on an if and as available basis.


                             ADDITIONAL PROVISIONS

(a) COMPANY shall advise its OEM Customers that the Dedicated Product Deliverables for this Product consist of (i) the "untethered" Kernel Version of the Product, and (ii) a license to distribute certain components of the software in accordance with the Sublicense Agreement provided that such software was developed by COMPANY utilizing the Windows CE Embedded Toolkit for Visual C++ in accordance with the instructions therein.

(b) In order to support its OEM Customers, COMPANY agrees to enter into and maintain, at COMPANY's expense, a valid Priority Support Agreement with MS at all times during the period COMPANY is licensed for this Product.

(c) COMPANY shall not sign a Sublicense Agreement for the Product without MS' prior written approval. To assist MS in its review of COMPANY's proposed OEM Customer, COMPANY shall provide MS with:

     (1) the name, address, and business profile in the English language (including years in business, ownership profile, tradenames used, and nature of principle business activities) of the proposed OEM Customer; and

     (2) model name, description and specific industry application of proposed OEM Customer's Dedicated Systems.

(d) COMPANY's right to sublicense this Product shall apply only to those files which are components of the Product's Full Version configuration as indicated in the Dedicated Product Deliverables documentation.

------------
* Confidential treatment requested

                                   EXHIBIT C
                             ADDITIONAL PROVISIONS
                                  (Continued)

(e) COMPANY's right to sublicense this Product shall apply only to those files which are components of the Product's Limited Version configuration as indicated in the Dedicated Product Deliverables documentation.

(f) COMPANY's right to sublicense this Product shall apply only to those files which are components of the Product's Kernel Version configuration as indicated in the Dedicated Product Deliverables documentation.

(g) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #4 and #5 as indicated in the Dedicated Product Deliverables documentation.

(h) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #3 as indicated in the Dedicated Product Deliverables documentation.

(i) COMPANY's right to sublicense this Product shall apply only to those files which are components of Demos #1 and #2 as indicated in the Dedicated Product Deliverables documentation.

                                                               [SIGNED ORIGINAL]


                               AMENDMENT NUMBER 2
                       Amendment Date: November 1st, 1998
       To MICROSOFT SOFTWARE FOR DEDICATED SYSTEMS DISTRIBUTOR AGREEMENT
        Between MICROSOFT LICENSING, INC., a Nevada, U.S.A. Corporation
              And BSQUARE CORPORATION, A Corporation of Washington
                  Agreement Effective Date: November 1st, 1997
                   MS LICENSE#: 7772-7310 (SAP: 5000020519)

Microsoft Corporation transferred its OEM licensing operations to its wholly owned subsidiary, Microsoft Licensing, Inc., a Nevada, U.S.A. Corporation, on December 31, 1997. Accordingly, the above referenced license agreement was assigned by separate instrument to Microsoft Licensing, Inc. on that date.

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement (hereinafter the "License Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows

1. The attached Exhibit C2, "WINDOWS CE PRODUCTS FOR DEDICATED SYSTEMS" is hereby added to the License Agreement.

2. The attached Exhibit C3, "WINDOWS CE PRODUCTS FOR WINDOWS-BASED TERMINAL DEVICES" is hereby added to the License Agreement.

3. The attached Exhibit U, Attachment 2A, "TO OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS, WINDOWS CE PRODUCTS FOR WINDOWS-BASED TERMINAL DEVICES" is hereby added to the License Agreement.

4. The attached Exhibit V3, "LICENSE OF ADDITIONAL PRODUCT SOFTWARE UNITS" is hereby added to the License Agreement.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the License Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed in the English language.


MICROSOFT LICENSING, INC.               BSQUARE CORPORATION


/s/ DAVID KAYE                          /s/ AL DOSSER
-------------------------------------   ------------------------------------
By (Signature)                          By (Signature)

David Kaye                              Al Dosser
-------------------------------------   ------------------------------------
Name (Printed)                          Name (Printed)

OEM Accounting Manager                  Sr. Vice President
-------------------------------------   ------------------------------------
Title                                   Title

December 16, 1998                       Nov. 13, 1998
-------------------------------------   ------------------------------------
Date                                    Date

                                   EXHIBIT C2

                   WINDOWS CE PRODUCTS FOR DEDICATED SYSTEMS

--------------------------------------------------------------------------------------------------------
     PRODUCT NAME AND              LANGUAGE            APPLICABLE          PER COPY        LOCALIZATION
          VERSION                 VERSION(S)           ADDITIONAL          ROYALTY*         ADDITIONAL
                                      **               PROVISIONS                            ROYALTY
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Microsoft(R) Windows(R) CE         EN             (a), (b), (c), (d), (e)  US$*            US$_____
     Platform Builder
       Version 2.11
--------------------------------------------------------------------------------------------------------
Microsoft(R) Windows(R) CE         EN             (a), (b), (c), (d), (e)  US$*            US$_____
     Platform Builder
   Version 2.11, Upgrade
          Edition
--------------------------------------------------------------------------------------------------------

* A PRODUCT IS NOT LICENSED HEREUNDER UNLESS ROYALTY RATE(S) ARE INDICATED IN THE PRODUCT TABLE.

** LANGUAGE KEY: D=GERMAN, EN=ENGLISH, J=JAPANESE. LOCALIZED VERSIONS ARE
   LICENSED ON AN IF AND AS AVAILABLE BASIS.

                             ADDITIONAL PROVISIONS

(a) Notwithstanding anything to the contrary in Sections (a) and 2(d) of the Agreement, there is no APM available with this Product.

(b) Notwithstanding anything to the contrary in Sections 1(f) and 2(c) of the Agreement, COMPANY may license the Product to an end user that has not executed a Sublicense Agreement.

(c) Notwithstanding anything to the contrary in 2(a)(iii), COMPANY is not authorized to grant any rights to the Product in addition to those contained in the Product documentation. COMPANY shall inform end user(s) that they may use the Product only in accordance with the Product documentation.

(d) (1) Notwithstanding anything to the contrary in section 2(f) of the Agreement, COMPANY is not required to provide support for the Product.
    (2) Notwithstanding anything to the contrary in section 2(k) of the Agreement, technical support by MS is provided to end user(s) in accordance with the terms and conditions contained in the Product documentation.

(e) The Product is available from selected MS designated supplier(s) only. COMPANY should contact its Account Manager for further information.

 ------------
* Confidential treatment requested

                                   EXHIBIT C3

             WINDOWS CE PRODUCTS FOR WINDOWS-BASED TERMINAL DEVICES

--------------------------------------------------------------------------------------------------------
     PRODUCT NAME AND              LANGUAGE            APPLICABLE          PER COPY        LOCALIZATION
          VERSION                 VERSION(S)           ADDITIONAL          ROYALTY          ADDITIONAL
                                      **               PROVISIONS             *              ROYALTY
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
1. Microsoft(R) Windows(R) CE      EN             (a), (b), (c),          US$ *          US$_____
     Operating System                           (d), (e), (f), (g)
      for Windows(R)-                                (h), (i)
      Based Terminal
    devices Version 1.0
--------------------------------------------------------------------------------------------------------

* A PRODUCT IS NOT LICENSED HEREUNDER UNLESS ROYALTY RATE(S) ARE INDICATED IN THE PRODUCT TABLE.

** LANGUAGE KEY: EN=ENGLISH

                           ADDITIONAL PROVISIONS KEY

(a) In addition to the Dedicated Product Deliverables for this Product, COMPANY shall require OEM Customer to obtain in a separate transaction the Microsoft Windows CE Embedded Toolkit for Visual C++ version 5.0, which includes the Windows CE 2.1 Enhancement Pack for the Embedded Tool Kit ("ETK") and use the ETK in accordance with the accompanying instructions to implement the Product on OEM Customer's Dedicated Systems.

(b) With respect to the ETK components, COMPANY's rights granted hereunder to sublicense the ETK to OEM Customer shall apply only to the Full Operating System configuration which is described in the ETK documentation.

(c) COMPANY shall not sign a Sublicense Agreement for the Product without MS' prior written approval. To assist MS in its review of COMPANY's proposed OEM Customer, COMPANY shall provide MS with:

     (1) the name, address, and business profile in the English language (including years in business, ownership profile, tradenames used, and nature of principal business activities) of the proposed OEM Customer; and

     (2) model name, description and specific industry application of proposed OEM Customer's Dedicated Systems.

(d) Except as set forth in Exhibit W of the OEM Customer Sublicense Agreement, OEM Customer may distribute Product(s) only with Dedicated Systems which are marketed and distributed exclusively under OEM Customer's or OEM Customer's subsidiaries' brand names, trade names and trademarks. The Product(s) may not be distributed with Dedicated Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks. If, at any time, MS becomes aware of any violation of the foregoing, then without limiting its remedies, MS may charge COMPANY for each such Dedicated System an additional royalty equal to thirty percent (30%) of the highest royalty for the Product(s). COMPANY shall pay such additional royalty within thirty (30) days of receipt of MS' invoice.

(e) COMPANY shall ensure that OEM Customer has executed the applicable logo license with MSCORP prior to any marketing or distribution of a Dedicated System. COMPANY hereby agrees to indemnify and defend MS and its Suppliers from and against all damages, costs and expenses, including reasonable attorneys' fees, which MS or its Suppliers may incur if the OEM Customer markets or distributes Dedicated Systems without executing, or in breach of, the applicable logo license.

(f) "MSCORP Compatibility Test" shall mean MSCORP's then-standard suite of tests conducted by or for MSCORP to determine whether OEM Customer's Dedicated System is compliant with the MSCORP testing and compatibility requirements for the Product. COMPANY shall require of OEM Customer that the Dedicated Systems pass the MSCORP Compatibility Test and display the Product logo(s), as designated by MS from time to time, on Dedicated Systems distributed with the Product. Such logo use shall be in accordance with the applicable logo license which is available through a separate written agreement with MSCORP. To obtain additional information regarding the MSCORP Compatibility Test and the MSCORP logo agreement, COMPANY should contact the Account Manager assigned to COMPANY.

(g) Notwithstanding anything to the contrary in section 1(d) of the Agreement, "Dedicated System" shall mean OEM Customer's computer systems that (1) comply with the MSCORP system specifications for Windows-Based Terminal devices; and
(2) provide the end user with the ability to utilize the Microsoft Remote Desktop Protocol software to connect to the server.

-----------------
Confidential treatment requested

                           ADDITIONAL PROVISIONS KEY
                                  (CONTINUED)

(h) COMPANY shall ensure that for each unit of Product distributed to France, OEM Customer shall set the Product "end user locale" to "France", thereby disabling that portion of the Product's encryption functionality which, pursuant to French law (Decree 92-1358 of December 1992), is not currently authorized for sale, use, or distribution within France. COMPANY may inform OEM Customer pursuant to a binding non-disclosure agreement between COMPANY and OEM Customer, but shall not disclose to third parties, that if "end user locale" is set to any locale other than "France" this Product will provide a higher level of encryption technology that may legally be used outside of France. COMPANY shall not disclose to third parties the contents of this Additional Provision (h). COMPANY shall defend and indemnify MS and its Suppliers against any claim related to breach of this Additional Provision(h).

(i) Subject to limitations in the Agreement, MS grants to COMPANY the additional right to grant to COMPANY's OEM Customer the non-exclusive, limited right to use the Dedicated Product Deliverables on OEM Customer premises for the purposes and pursuant to the terms of the Exhibit S of "Attachment 2A to the OEM Customer Sublicense Agreement For Dedicated Systems - Windows CE Products for Windows-based Terminal Devices".

\                                   EXHIBIT U

                                 ATTACHMENT 2A

           TO OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS
             WINDOWS CE PRODUCTS FOR WINDOWS-BASED TERMINAL DEVICED


                                Units of          Language        Applicable                      Localization
Product Name                    SOFTWARE         Version(s)       Additional      Per Royalty     Additional
and Version                     licensed             **           Provisions         Copy *         Royalty
-----------------------------------------------------------------------------------------------------------

1.  Microsoft(R)                                    EN            (a), (b), (c),     US$____       US$____
    Windows(R) CE                                                 (d), (e), (f),
    Operating System                                              (g), (h), (i)
    for Windows(R)
    Based Terminal
    devices version 1.0



* IF ROYALTY RATE AND UNITS OF SOFTWARE ARE NOT SPECIFIED FOR A PARTICULAR PRODUCT, THEN SUCH PRODUCT IS NOT LICENSED UNDER THIS AGREEMENT.

** LANGUAGE KEY: EN = ENGLISH

                           ADDITIONAL PROVISIONS KEY

(a)(1) In addition to the Dedicated Product Deliverables for this SOFTWARE which are provided by COMPANY under this Agreement, Customer shall obtain in a separate transaction the Microsoft Windows CE Embedded Toolkit for Visual C++ version 5.0, which includes the Windows CE 2.1 Enhancement Pack for the Embedded Tool Kit ("ETK"). Customer shall use the ETK in accordance with its instructions to implement the SOFTWARE on Customer's Dedicated Systems.


   (2) Notwithstanding anything to the contrary contained in Section 6 of the Agreement, no warranties for the ETK are provided in the Agreement. The warranties, if any, contained in the ETK are the only warranties provided for the ETK.

(b) With respect to the ETK componets, Customer's distribution license granted hereunder shall apply only to the Full Operating System configuration which is described in the ETK documentation.

(c)(1) Notwithstanding anything to the contrary contained in Exhibit S to this Attachment 2A, Section (b) of Exhibit S does not apply to the Dedicated Product Deliverables.

   (2) Notwithstanding anything to the contrary contained in this Agreement, including the Exhibits attached hereto, Exhibit S does not apply to the ETK.

(d)(1) Customer is not licensed to, and agrees that it will not, modify, in any way, or delete any aspect of the SOFTWARE (including, without limitation, any features, shortcuts, icons, "wizards", folders (including sub-folders) or programs of SOFTWARE) as delivered by COMPANY in the Dedicated Product Deliverables, except if and as specifically permitted below or in the OEM Adaptation Kit ("OAK") provided in the Dedicated Product Deliverables. In particular, and without limitation, this means that Customer is not licensed to and agrees that it will not:

        (A) Modify or obscure, in any way, the sequence or appearance of any screens displayed by the SOFTWARE as delivered by COMPANY.

        (B) Display any visual or audio content from power on through and including the time that the Dedicated System has displayed the SOFTWARE initial user interface screen ("UI Screen"), except: (i) as provided in section (d)(1)(C) below, (ii) for the presentation of Customer's brand logo(s) and the required SOFTWARE LOGO(s) in accordance with the Microsoft Corporation system specifications for Windows-Based Terminal devices and the applicable logo license, or
             (iii) for diagnostic notices or interactive prompts required for hardware or device driver initialization.

                           ADDITIONAL PROVISIONS KEY
                                  (Continued)

        (C) Modify or obscure, in any way, the appearance of the initial UI Screen displayed when the Dedicated System is initially powered on, (including without limitation, the addition or modification of background wallpaper bitmaps); provided, however, that Customer may add icons or folders to the UI Screen provided that any such icons are the same size as, and substantially similar in shape to, icons included on the UI Screen as delivered by COMPANY and that any such folders are the same size, shape and appearance as folders included on the UI Screen as delivered by COMPANY.

        (D) Pre-configure any programs (including without limitation any "shells", "screen savers" or "welcome" scripts), "wizards" or other content except for device drivers necessary to support preinstalled or pre-configured hardware devices (e.g., network interfaces, LCD panels, or keyboards), terminal emulation clients, or system administration support (as allowed in the OAK documentation) to be enabled, run or initialized automatically (i.e. without requiring a deliberate act of the end user) from an icon or folder on the UI Screen or otherwise without a deliberate act by the end user. By way of example only, and without limiting the generality of the foregoing, Customer agrees that it shall not populate with any programs or other content the SOFTWARE "Start-up" directory, initialization or other files in any manner which will cause any program or content (except specifically noted above in this (d)(1)(D)) to run or load automatically unless the end user has taken a prior deliberate action.

        (E) Modify or add content to any directories installed by the SOFTWARE, except as permitted in the OAK for pre-installation of applications by Customer.

        (F) Enable end user applications (i.e., programs that process data for the end user and are not required for the Dedicated System to operate or function) to run locally on the Dedicated System with the exception of device drivers, terminal emulation software, and system administration support software as set forth in (d)(1)(D) above, or an onscreen keyboard. All end user applications utilized on the Dedicated System must reside upon and operate only on the server to which the Dedicated system is connected.

      (2) Any EULA for the SOFTWARE distributed by Customer must be identical to the on screen EULA presented to the end user during SOFTWARE setup.

(e) If Customer installs the SOFTWARE in ROM and the SOFTWARE is not the only software contained in ROM, Customer will ensure that Microsoft Corporation's copyright notice for SOFTWARE shall at all times be included in the first four percent (4%) and the last four percent (4%) of the software contained in ROM. The copyright notice(s) for SOFTWARE shall be as specified in the Dedicated Product Deliverables. In any event, Customer will not remove any copyright, trademark or patent notices that appear on the SOFTWARE as delivered to Customer.

(f)(1) Except as set forth in Exhibit W, if attached, Customer may distribute SOFTWARE only with Dedicated Systems which are marketed and distributed exclusively under Customer's or Customer subsidiaries' brand names, trade names and trademarks. The SOFTWARE may not be distributed with Dedicated Systems which are marketed or distributed under any name which includes any third party brand names, trade names, or trademarks. If, at any time, COMPANY becomes aware of any violation of the foregoing, then without limiting its remedies, COMPANY may charge. Customer for each such Dedicated System an additional royalty equal to thirty percent (30%) of the highest royalty for the SOFTWARE. Customer shall pay such additional royalty within thirty (30) days of receipt of COMPANY's invoice.

      (2) In the event Dedicated Systems are marketed or distributed under a name which includes any third party brand names, trade names or trademarks, Customer shall ensure that such third party has executed the applicable logo license with Microsoft Corporation prior to any marketing or distribution of such Dedicated Systems. Customer hereby agrees to indemnify and defend COMPANY, MS and their Suppliers from and against all damages, costs and expenses, including reasonable attorneys' fees which COMPANY, MS or their Suppliers may incur if the third party markets or distributes Dedicated
Systems without executing, or in breach of, the applicable logo license.

(g) "MSCORP Compatibility Test" shall mean Microsoft Corporation's then-standard suite of tests conducted by or for Microsoft Corporation to determine whether Customer's Dedicated System is compliant with the Microsoft Corporation testing and compatibility requirements for the SOFTWARE. Dedicated Systems must pass the MSCORP Compatibility Test and display the SOFTWARE logo(s), as designated by MS from time to time, on Dedicated Systems distributed with the SOFTWARE. Such logo use shall be in accordance with the applicable logo license which is available through a separate written agreement with Microsoft Corporation. To obtain additional information regarding the MSCORP Compatibility Test and the Microsoft Corporation logo agreement, Customer should contact COMPANY.

(h) Customer's EULA for this SOFTWARE shall be the EULA set forth in Exhibit 1 attached hereto, except that it shall be modified as indicated in Section 2(e) of the Agreement.

                           ADDITIONAL PROVISIONS KEY
                                  (Continued)

(i) This SOFTWARE includes encryption technology which is not authorized for sale, use, or distribution within France. French law (Decree 92-1358 of December 1992) generally prohibits the use in France of such technology, unless special approvals are granted. Accordingly, to comply with French law, Customer shall ensure that for each unit of SOFTWARE distributed in France, the SOFTWARE setting for "end user locale" shall be set to "France", thereby disabling the encryption functionality prohibited by French law. Customer shall not disclose to third parties (including any end users) the contents of the preceding sentence; Customer, may, however, in its discretion, segregate and distinctively mark Dedicated Systems with end user locale set to France (noting, for example, but without limitation, that such Dedicated Systems are "Authorized for distribution in France," or "Not Intended for Use Outside France"). Customer shall defend and indemnify COMPANY, and MS and their Suppliers, against any claim related to breach of this Additional Provision(i).

                               DEDICATED SYSTEMS

Notwithstanding anything to the contrary in Section 1(b) of the Agreement, each Dedicated System shall (1) comply with the Microsoft Corporation system specifications for Windows-Based Terminal devices, and (2) provide the end user with the ability to utilize the Microsoft Remote Desktop Protocol software to connect to the server. Dedicated Systems for SOFTWARE described in this Attachment 2A shall be limited to Customer's current and future computing devices described below.

At Customer's option, for purposes of administrative convenience, Customer may designate models by "all models" or by "model line" or "series", (e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jagual Pro 950 series", etc.). Dedicated Systems defined by "all models" shall include all current and future models that meet the description specified in the table (e.g., "All models which include a CD-ROM drive, 500 Mb or larger hard disk drive, and sound card.") and utilize the listed microprocessor(s). Dedicated Systems defined by model line or series shall include all current and future models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

PRODUCT NUMBER KEY: 1 = Windows(R) CE Operating System for Windows-Based Terminal devices version 1.0;

ROYALTY BASIS KEY: C = per copy; if Product box is blank, such Product is not licensed for distribution with the listed Dedicated System.


---------------------------------------------------------------------------------------------------------
                                                                               PRODUCT NUMBER
MODEL NAME, MODEL NUMBER, MODEL LINE,     PROCESSOR    MANUFACTURER
      OR MODEL DESCRIPTION                  TYPE                         1     2      3      4      5
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                   EXHIBIT U
                                 ATTACHMENT 2A
                                   EXHIBIT 1

MICROSOFT(R) WINDOWS(R) CE OPERATING SYSTEM FOR WINDOWS-BASED TERMINAL DEVICES VERSION 1.0

--------------------------------------------------------------------------------

IMPORTANT--READ CAREFULLY: THIS END USER LICENSE AGREEMENT ("EULA") IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR A SINGLE ENTITY) AND THE MANUFACTURER ("MANUFACTURER") OF THE SPECIAL PURPOSE COMPUTING DEVICE ("SYSTEM") YOU ACQUIRED WHICH INCLUDES CERTAIN MICROSOFT SOFTWARE PRODUCT(S) INSTALLED ON THE SYSTEM AND/OR INCLUDED IN THE SYSTEM PACKAGE ("SOFTWARE"). THE SOFTWARE INCLUDES COMPUTER SOFTWARE, THE ASSOCIATED MEDIA, ANY PRINTED MATERIALS, AND ANY "ONLINE" OR ELECTRONIC DOCUMENTATION. BY INSTALLING, COPYING, DOWNLOADING, OR OTHERWISE USING THE SOFTWARE, YOU AGREE TO BE BOUND BY THE TERMS OF THIS EULA. IF YOU DO NOT AGREE TO THE TERMS OF THIS EULA, MANUFACTURER AND MICROSOFT LICENSING, INC. ("MS") ARE UNWILLING TO LICENSE THE SOFTWARE TO YOU. IN SUCH EVENT, YOU MAY NOT USE OR COPY THE SOFTWARE, AND YOU SHOULD PROMPTLY CONTACT MANUFACTURER FOR INSTRUCTIONS ON RETURN OF THE UNUSED PRODUCT(S) FOR A REFUND.

------------------------------------------------------------------------------

SOFTWARE LICENSE

The SOFTWARE is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE is licensed, not sold.

1. GRANT OF LICENSE. SOFTWARE includes software already installed on the SYSTEM ("SYSTEM Software") and, if included in the SYSTEM package, software contained on the CD-ROM disk and/or floppy disk(s) labeled "Desktop Software for Microsoft Windows CE" ("Desktop Software"). This EULA grants you the following rights to the SOFTWARE:

     - SYSTEM SOFTWARE. You may use the SYSTEM Software only as installed in the SYSTEM.

     - DESKTOP SOFTWARE. Desktop Software might not be included with your SYSTEM. If Desktop Software is included with your SYSTEM, you may install and use the component(s) of the Desktop Software in accordance with the terms of the end user license agreement provided with such component(s). In the absence of a separate end user license agreement for particular component(s) of the Desktop Software, you may install and use only one (1) copy of such component(s) on a single computer with which you use the SYSTEM.

     - USE OF WINDOWS CE OPERATING SYSTEM FOR WINDOWS-BASED TERMINAL DEVICES WITH MICROSOFT WINDOWS NT SERVER, TERMINAL SERVER EDITION. If the SOFTWARE is Windows CE operating system for Windows-Based Terminal devices, the following special provisions apply. In order to use the SYSTEM in connection with Windows NT Server, Terminal Server Edition, you must possess (1) a Client Access License for Windows NT Server, Terminal Server Edition and (2) an end user license for Windows NT Workstation or an end user license agreement for Windows NT Workstation for Windows-Based Terminal Devices (please refer to the end user license agreement for Windows NT Server, Terminal Server Edition for additional information). Manufacturer may have included a Certificate of Authenticity for Windows NT Workstation for Windows-Based Terminal Devices with the SYSTEM. In that case, this EULA constitutes an end user license for the version of Windows NT Workstation for Windows-Based Terminal Devices indicated on such Certificate of Authenticity.

     - BACK-UP COPY. If Manufacturer has not included a back-up copy of the SYSTEM Software with the SYSTEM, you may make a single back-up copy of the SYSTEM Software. You may use the back-up copy solely for archival purposes.

2.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

     - SPEECH/HANDWRITING RECOGNITION. If the SYSTEM Software includes speech and/or handwriting recognition component(s), you should understand that speech and handwriting recognition are inherently statistical processes; that recognition errors are inherent in the processes; that it is your responsibility to provide for handling such errors and to monitor the recognition processes and correct any errors. NEITHER MANUFACTURER NOR ITS SUPPLIERS SHALL BE LIABLE TO ANY DAMAGES ARISING OUT OF ERRORS IN THE SPEECH AND HANDWRITING RECOGNITION PROCESSES.

     - LIMITATIONS ON REVERSE ENGINEERING, DECOMPILATION AND DISASSEMBLY. You may not reverse engineer, decompile, or disassemble the SYSTEM Software, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

     o SINGLE SYSTEM. The SYSTEM Software is licensed with the SYSTEM as a single integrated product. The SYSTEM Software installed in Read Only Memory ("ROM") of the SYSTEM may only be used as part of the SYSTEM.

     o SINGLE EULA. The package for the SYSTEM Software may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). Even if you receive multiple versions of the EULA, you are licensed to use only one (1) copy of the SYSTEM Software.

     o    RENTAL. You may not rent or lease the SOFTWARE.

     o SOFTWARE TRANSFER. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the SYSTEM, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media, any upgrades or backup copies, this EULA and, if applicable, the Certificate(s) of Authenticity), AND the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

     o TERMINATION. Without prejudice to any other rights, Manufacturer or MS may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

3. UPGRADES. If the SYSTEM Software and this EULA are provided separate from the SYSTEM by Manufacturer and the SYSTEM Software is on a ROM chip, CD ROM disk(s) or floppy disk(s), and labeled "For ROM Upgrade Purposes Only" ("ROM Upgrade"), you may install one copy of the ROM Upgrade onto the SYSTEM as a replacement copy for the SYSTEM Software originally installed on the SYSTEM and use it in accordance with Section 1 of this EULA.

4. COPYRIGHT. All title and copyrights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text and "applets," incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE, are owned by MS or its suppliers (including Microsoft Corporation). You may not copy the printed materials accompanying the SOFTWARE. All rights not specifically granted under this EULA are reserved by MS and its suppliers (including Microsoft Corporation).

5. PRODUCT SUPPORT. PRODUCT SUPPORT FOR THE SOFTWARE IS NOT PROVIDED BY MS, ITS PARENT CORPORATION, MICROSOFT CORPORATION,OR THEIR AFFILIATES OR SUBSIDIARIES. FOR PRODUCT SUPPORT, PLEASE REFER TO MANUFACTURER'S SUPPORT NUMBER PROVIDED IN THE DOCUMENTATION FOR THE SYSTEM. SHOULD YOU HAVE ANY QUESTIONS CONCERNING THIS EULA, OR IF YOU DESIRE TO CONTACT MANUFACTURER FOR ANY OTHER REASON, PLEASE REFER TO THE ADDRESS PROVIDED IN THE DOCUMENTATION FOR THE SYSTEM.

6. EXPORT RESTRICTIONS. You agree that you will not export or re-export the SOFTWARE to any country, person, or entity subject to U.S. export restrictions. You specifically agree not to export or re-export the
     SOFTWARE: (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which as of March 1998 include, but are not necessarily limited to Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria, or to any national of any such country, wherever located, who intends to transmit or transport the products back to such country; (ii) to any person or entity who you know or have reason to know will utilize the SOFTWARE or portion thereof in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any person or entity who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

     If the SOFTWARE is labeled "North America Only Version" above, on the Product Identification Card, or on the SOFTWARE packaging or other written materials, then the following applies: The SOFTWARE Is intended for distribution only in the United States, its territories and possessions (including Puerto Rico, Guam, and U.S. Virgin Islands) and Canada. Export of the SOFTWARE from the United States is regulated under "El controls" of the Export Administration Regulations (EAR, 15 CFR 730-744) of the U.S. Commerce Department, Bureau of Export Administration (BXA). A license is required to export the SOFTWARE outside the United States or Canada. You agree that you will not directly or indirectly, export or re-export the SOFTWARE (or portions thereof) to any country, other than Canada, or to any person or entity subject to U.S. export restrictions without first obtaining a Commerce Department export license. You warrant and represent that neither the BXA nor any other U.S. federal agency has suspended, revoked or denied your export privileges.

7. NOTE ON JAVA SUPPORT. The SYSTEM Software may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

8.   LIMITED WARRANTY.

     o LIMITED WARRANTY. Manufacturer warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt. Any implied warranties on the SOFTWARE are limited to ninety (90) days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

     o CUSTOMER REMEDIES. Manufacturer's and its suppliers' entire liability and your exclusive remedy shall be, at Manufacturer's option, either (a) return of the price paid, or (b) repair or replacement of the SOFTWARE that does not meet the above Limited Warranty and which is returned to Manufacturer with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

     o NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THE LIMITED WARRANTY SECTION ABOVE, THE SOFTWARE IS PROVIDED TO THE END USER "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK OF THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS WITH YOU.

     o NO LIABILITY FOR CONSEQUENTIAL DAMAGES. MANUFACTURER OR MANUFACTURER'S SUPPLIERS, INCLUDING MS AND ITS SUPPLIERS, SHALL NOT BE HELD TO ANY LIABILITY FOR ANY DAMAGES SUFFERED OR INCURRED BY THE END USER (INCLUDING, BUT NOT LIMITED TO, GENERAL, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE), ARISING FROM OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE.

If you acquired this EULA in the United States, this EULA is governed by the laws of the State of Washington.

If you acquired this EULA in Canada, this EULA is governed by the laws of the Province of Ontario, Canada. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario and further agrees to commence any litigation which may arise hereunder in the courts located in the Judicial District of York, Province of Ontario.

If this EULA was acquired outside the United States, then local law may apply.

Should you have any questions concerning this EULA, please contact the Manufacturer of your SYSTEM.

--------------------------------------------------------------------------------
U.S. GOVERNMENT RESTRICTED RIGHTS

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software--Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Microsoft Corporation/One Microsoft Way/Redmond, WA 98052-6399.

                                   EXHIBIT U
                                 ATTACHMENT 2A
                                   EXHIBIT S

         USE OF DEDICATED PRODUCT DELIVERABLES FOR WINDOWS CE SOFTWARE

(a) COMPANY grants to Customer a non-exclusive, personal, nontransferable, non-assignable license during the term of the Agreement to:

     (i) use on Customer premises the Dedicated Product Deliverables (other than the Software Development Kit, if provided) in accordance with the instructions contained in the Dedicated Product Deliverables for the following limited purposes:

           (A) creating an OEM Abstraction Layer for the SOFTWARE on Customer's Dedicated Systems;

           (B)  testing Customer's Dedicated Systems;

           (C)  creating device drivers for Customer's Dedicated Systems; and

     (ii) use on Customer premises the Software Development Kit in accordance with the instructions contained therein to design software applications for the SOFTWARE; and

     (iii) distribute the Object Code files in the Software Development Kit designated as "Redistributable Components" only in conjunction with Customer's software application product, provided that:

           (A) Customer's software application product is designed to operate with the SOFTWARE and is fully compatible with the applicable SOFTWARE APIs and protocols;

           (B) Customer does not use MS' or Microsoft Corporation's name, logo (except by separate written agreement with MS or Microsoft Corporation), or trademarks to market the software application product;

           (C) Customer includes MS' or Microsoft Corporation's copyright notices for the SOFTWARE on the disk label and/or on the title page of the documentation for the software application product; and

           (D) Customer hereby indemnifies, holds harmless, and defends COMPANY, MS and their Suppliers from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the software application product.

The limited license granted hereunder is solely for Customer's internal use. MS reserves all rights not expressly licensed hereunder.

(b) MS and Customer shall jointly own any and all intellectual property in and to any modifications or additions made by or for Customer to the OEM Abstraction Layer and device drivers. To the extent required to realize such joint ownership, Customer hereby assigns to MS an undivided one-half interest in any and all such intellectual property. The parties agree that each shall be free to use and commercially exploit their interests in such intellectual property and there shall be no obligation of payment or accounting to the other therefore, provided that Customer's use or exploitation of such intellectual property shall at all times be subject to the terms of this Agreement and shall be exercised solely in connection with the SOFTWARE.

(c) Customer shall comply with the confidentiality obligations under Section 11 of the Agreement. In addition, Customer shall use best efforts to safeguard the Dedicated Product Deliverables from disclosure, which care shall not be less than the standard of care Customer uses to protect its own most confidential information. Customer shall not reproduce, duplicate, copy or otherwise disclose, distribute or disseminate any part of the Dedicated Product Deliverables or additional information or materials provided pursuant to this Exhibit S in any media except for Customer's own internal use by Customer's full-time employees on a need-to-know basis on Customer premises. Customer hereby indemnifies COMPANY, MS and their Suppliers for any damages COMPANY, MS or their Suppliers may suffer as a result of the failure of Customer to abide by the terms of Section 11 of the Agreement or this Exhibit S. Notwithstanding anything to the contrary in Section 11, Customer's confidentiality obligations with respect to Source Code provided in connection with the Dedicated Product Deliverables shall continue until such time as MS or Microsoft Corporation places such Source Code in the public domain.

(d) Notwithstanding Section (c) above, Customer may disclose the Dedicated Product Deliverables to a third party contractor which MS has confirmed in writing to be an MS authorized Windows CE Integrator and employ such Windows CE Integrator as a third party contractor of Customer to use the Dedicated Product Deliverables in accordance with the Agreement and this Exhibit S, provided that:

     (i) Customer and its contractor enter into a written agreement (hereinafter "Contractor Agreement") that expressly provides that MS is a third party intended beneficiary of the Contractor Agreement with rights to enforce such agreement, and that requires contractor:

           (A) to comply with obligations identical to those imposed on Customer by the Agreement, including, without limitation, those obligations set forth in Sections (b) and (c) of this Exhibit S;

           (B) to cease all reference to, and to return all full or partial copies of, the Dedicated Product Deliverables upon notice from Customer, COMPANY, or MS of the termination or expiration of the Agreement; and

                                   EXHIBIT U
                                 ATTACHMENT 2A
                                   EXHIBIT S

                                  (Continued)



          (C) to pay COMPANY's MS' or their Suppliers or Customer's attorneys' fees and costs if COMPANY, Customer or MS or their Suppliers employ(s) attorneys to enforce any rights arising out of the Contractor Agreement;

    (ii) Customer guarantees its contractors' fulfillment of the applicable obligations imposed on Customer by this Agreement;

    (iii) Customer hereby indemnifies COMPANY, MS and their Suppliers with respect to any and all damages of any kind, without limitation, caused by unauthorized reproduction and/or distribution of any portion of the Dedicated Product Deliverables by any such contractor or by any other breach of the Contractor Agreement by any such contractor; and

    (iv) Customer notifies MS of the name and address of any contractor with which Customer intends to enter into a Contractor Agreement at least sixty
    (60) days before execution of such agreement, and MS approves in writing such contractor. Customer's notice to MS shall also include a written summary of the terms of any such Contractor Agreement(s), including: the specific activity to be performed by the contractor; the SOFTWARE involved; the term of the agreement with the contractor; and such samples as MS may reasonably request of the work product of the contractor. Customer shall promptly notify MS of the termination, expiration or significant modification of the terms of such Contractor Agreement(s).


(e) In the event of an assignment or attempted assignment in violation of
Section 12 of the Agreement, the license described in this Exhibit S shall immediately terminate and the Dedicated Product Deliverables shall be returned to COMPANY within ten (10) days. Customer shall provide a declaration signed by an officer of Customer, and a declaration signed by an officer of the authorized Windows CE Integrator, attesting that all copies of the Dedicated Product Deliverables have been returned to COMPANY.







-------------------------------------  -------------------------------------
(Name of COMPANY)                      (Named of Customer)




-------------------------------------  -------------------------------------
By                                     By



-------------------------------------  -------------------------------------
Name (Print)                           Name (Print)



-------------------------------------  -------------------------------------
Title                                  Title



-------------------------------------  -------------------------------------
Date                                   Date

                                   EXHIBIT V3
                  LICENSE OF ADDITIONAL PRODUCT SOFTWARE UNITS
         [THIS EXHIBIT V3 IS FOR USE ONLY WITH AGREEMENTS THAT INCLUDE
    "WINDOWS CE PRODUCTS FOR WINDOWS-BASED TERMINAL DEVICES" AS EXHIBIT C3]


                             AMENDMENT NUMBER ____
                            Amendment Date:________
           to OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS
       between ______________________, a Corporation of __________________
          and _________________, a Corporation of ____________________
                   Agreement Effective Date:_________________

     WHEREAS, Customer has licensed a certain number of units of Product Software (the "SOFTWARE") from COMPANY under the terms of the above referenced license agreement (the "Agreement");

     WHEREAS, Customer now desires to license additional units of SOFTWARE from COMPANY as described in the Additional Units Attachment dated ________, 199__, which is attached to this Amendment;

     NOW, THEREFORE, Customer and COMPANY hereby agree:

1. Effective as of the date indicated on the Additional Units Attachment, such Additional Units Attachment is hereby added to the Agreement and sets forth this number of additional units of the SOFTWARE and the language version(s) licensed to Customer under the terms and conditions of the Agreement.

2. Customer may license additional SOFTWARE on the Additional Units Attachment only for the SOFTWARE and the language version(s) that are currently licensed by Customer under the Agreement between Customer and COMPANY. In order to license SOFTWARE or language version(s) not currently licensed under the Agreement with COMPANY, Customer shall execute a new OEM Customer Sublicense Agreement for Dedicated Systems which includes such SOFTWARE and/or language version(s).

3. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above. All signed copies of this Amendment shall be deemed originals. Each individual signing on behalf of Customer hereby represents and warrants that he or she has full authority to sign this Agreement and bind Customer to perform all duties and obligations contemplated by this Amendment. If Customer is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, Customer's seal or "chop" should be entered below Customer's signature block. This Amendment is executed only in the English language.


-----------------------------------    ---------------------------------
(Name of COMPANY)                      (Name of Customer)

-----------------------------------    ---------------------------------
By (Signature)                         By (Signature)

-----------------------------------    ---------------------------------
Name (Print)                           Name (Print)


-----------------------------------    ---------------------------------
Title                                  Title


-----------------------------------    ---------------------------------
Date                                   Date



                                           -----------------------------
                                            Customer's seal or "chop"


                                           -----------------------------

                                   EXHIBIT V3

                          Dated: ____________________

------------------------------------------------------------------------------------------------------------
     PRODUCT NAME AND VERSION                   ADDITIONAL UNITS OF SOFTWARE LICENSED       LANGUAGE VERSION
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Microsoft(R) Windows(R) CE Operating System for         _______________________
Windows(R)-Based Terminal devices version 1.0
------------------------------------------------------------------------------------------------------------

                                                                         SIGNED
                                                                        ORIGINAL
                               AMENDMENT NUMBER 3

                       Amendment Date: December 1st, 1998
        to MICROSOFT SOFTWARE FOR DEDICATED SYSTEMS DISTRIBUTOR AGREEMENT
         between MICROSOFT LICENSING, INC., a Nevada, U.S.A. Corporation
          and BSQUARE CORPORATION, a Corporation of Washington, U.S.A.
                  Agreement Effective Date: November 1st, 1997
                 MICROSOFT LICENSE #7772-7310 (SAP: 5000020519)

Microsoft Corporation transferred its OEM licensing operations to its wholly owned subsidiary, Microsoft Licensing, Inc., a Nevada, U.S.A. Corporation, on December 31, 1997. Accordingly, the above referenced license agreement (hereinafter the "Agreement") was assigned by separate instrument to Microsoft Licensing, Inc. on that date.

BSQUARE CORPORATION, ("COMPANY") has licensed from Microsoft Licensing, Inc. ("MS") the right to distribute certain Product Software (the "SOFTWARE") under the terms of the above referenced distributor agreement (the "Agreement");

Now, therefore, MS and COMPANY hereby agree that effective as of the Amendment Date set forth above:

1. COMPANY may license OEM Customers approved by MS in writing in each instance to employ third party installer(s) to install one (1) copy of the SOFTWARE on OEM Customer's Dedicated Systems in accordance with the terms of the Sublicense Agreement, provided:

         a. COMPANY and its OEM Customer shall execute an amendment in the form attached hereto as Attachment 1 in order to add Exhibit I to the OEM Customer Sublicense Agreement for Dedicated Systems between COMPANY and OEM Customer;

         b. COMPANY and its OEM Customer shall comply with all terms and conditions contained in Exhibit I;

         c. COMPANY shall ensure that its OEM Customer and the third party installer(s) execute an Installation Agreement which complies with Exhibit I of the Sublicense Agreement;

         d. COMPANY shall submit to MS the following information in the English language: (i) the name, address, and business profile of the OEM Customer's proposed third party installer(s), which installer(s) COMPANY shall not approve until such time as MS approves the third party installer(s); and (ii) a copy of each executed Installation Agreement.

         e. COMPANY shall, upon MS request: (i) commence an audit of the third party installer(s) in accordance with Exhibit I of the Sublicense Agreement, and (ii) provide information concerning the SOFTWARE installed, the corresponding Dedicated Systems and shipment destination(s).

         f. COMPANY shall cooperate fully with MS in protecting and enforcing MS rights set forth in the Agreement.

2. The parties agree that Section 9 of the Agreement is hereby amended and shall read as follows:

         "9. TERM OF AGREEMENT.

         The term of this Agreement shall run from the Effective Date until two
(2) years from the end of the calendar quarter in which the Effective Date occurs."


3. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.


IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above. All signed copies of this Amendment shall be deemed originals. Each individual signing on behalf of COMPANY below hereby represents and warrants that he or she has full authority to sign this Agreement and bind COMPANY to perform all duties and obligations contemplated by this Amendment. If COMPANY is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, COMPANY's seal or "chop" should be entered below COMPANY's signature block. This Amendment is executed only in the English language.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above. All signed copies of this Amendment shall be deemed originals. Each individual signing on behalf of COMPANY below hereby represents and warrants that he or she has full authority to sign this Agreement and bind COMPANY to perform all duties and obligations contemplated by this Amendment. If COMPANY is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, COMPANY's seal or "chop" should be entered below COMPANY's signature block. This Amendment is executed only in the English language.

MICROSOFT LICENSING, INC.               BSQUARE CORPORATION


/s/   DAVID KAYE                        /s/   WILLIAM T. BAXTER
----------------------------            ----------------------------
By (Signature)                          By (Signature)


      DAVID KAYE                              WILLIAM T. BAXTER
----------------------------            ----------------------------
Name (Print)                            Name (Print)


  OEM Accounting Manager                      President/CEO
----------------------------            ----------------------------
Title                                   Title



     January 6, 1999                         December 17, 1998
----------------------------            ----------------------------
Date                                    Date



                                        COMPANY's seal or "chop"

                                  ATTACHMENT 1

                              AMENDMENT NUMBER ___
                             Amendment Date: _____
           to OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS
    between ____________________, a Corporation of ______________("COMPANY")
     and ________________, a Corporation of __________________ ("CUSTOMER")
                      Agreement Effective Date: __________

     WHEREAS, Customer has licensed certain Product Software (the "SOFTWARE") from COMPANY under the terms of the above referenced license agreement (the "Agreement");

     WHEREAS, Customer now desires to contract with a third party to install such SOFTWARE onto Customer's Dedicated Systems;

     NOW, THEREFORE, Customer and COMPANY hereby agree:

1. Effective as of the Amendment Date above, the attached Exhibit I is hereby added to the Agreement and Customer hereby agrees to comply with all terms and conditions set forth in Exhibit I.

2. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above. All signed copies of this Amendment shall be deemed originals. Each individual signing on behalf of COMPANY below hereby represents and warrants that he or she has full authority to sign this Agreement and bind COMPANY to perform all duties and obligations contemplated by this Amendment. If COMPANY is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, COMPANY's seal or "chop" should be entered below COMPANY's signature block. This Amendment is executed only in the English language.


----------------------------            ----------------------------
(CUSTOMER NAME)                         (CUSTOMER NAME)


----------------------------            ----------------------------
By (Signature)                          By (Signature)


----------------------------            ----------------------------
Name (Print)                            Name (Print)


----------------------------            ----------------------------
Title                                   Title


----------------------------            ----------------------------
Date                                    Date



                                        COMPANY's seal or "chop"

                                   EXHIBIT I
                     CUSTOMER USE OF THIRD PARTY INSTALLERS

Except as expressly provided in this Exhibit I, CUSTOMER shall not reproduce, duplicate, copy or otherwise permit the installation of SOFTWARE except on CUSTOMER premises by CUSTOMER employees. CUSTOMER may engage a third party installer specifically approved in writing by COMPANY ("Third Party Installer") to install the SOFTWARE for CUSTOMER on the Dedicated System hard disk or ROM pursuant to Section 2(a)(i) of the OEM Customer Sublicense Agreement for Dedicated Systems between COMPANY and CUSTOMER (the "Agreement") provided that all of the conditions listed below are and remain satisfied.

     (a) CUSTOMER shall provide COMPANY with the name, address, and business profile in the English language (including years in business, ownership profile, tradenames used, nature of principle business activities, and summary of any prior experience with installation or replication of MS software products) of any Third Party Installer CUSTOMER intends to engage for installation of the SOFTWARE at least sixty (60) days before CUSTOMER intends to have the Third Party Installer begin work for CUSTOMER. The Third Party Installer must be approved in writing by COMPANY prior to beginning work.

     (b) CUSTOMER shall enter into a written agreement with the Third Party Installer (hereinafter "Installation Agreement") that expressly provides that MS and COMPANY are third party intended beneficiaries of the Installation Agreement with rights to enforce such agreement, and that requires the Third Party
Installer:

          (1) to comply with obligations identical to those imposed on CUSTOMER by Section 2(a), 3(d), 3(e), 3(f), 3(h), 3(i), 4(a), 10, 11, 12 of the
Agreement;

          (2) to consent to venue and jurisdiction in the State of Washington with respect to any action brought by MS to enforce its rights under the Installation Agreement;

          (3) to provide access to Third Party Installer premises to audit or inspection team(s) sent on behalf of MS, CUSTOMER or COMPANY, with or without notice, in order that such team may perform an audit of the Third Party Installer's books and records and/or an inspection of the Third Party Installer's procedures to determine compliance with the terms of the Installation Agreement and the Agreement;

          (4) to halt reproduction of the SOFTWARE upon notice from MS, CUSTOMER or COMPANY;

          (5) to distribute the Dedicated Systems with preinstalled SOFTWARE only to CUSTOMER;

          (6) to pay MS, CUSTOMER'S or COMPANY'S attorneys' fees if MS, CUSTOMER or COMPANY employs attorneys to enforce any rights arising out of the Installation Agreement;

          (7) to report to CUSTOMER information concerning SOFTWARE installed including, without limitation, the number of units of SOFTWARE installed, corresponding Dedicated System model name(s), and shipment destination, and

          (8) A sample Installation Agreement which CUSTOMER may wish to use as a framework for the Installation Agreement is attached hereto as Attachment A to this Exhibit I.

     (c) CUSTOMER shall report to COMPANY within fifteen (15) days of the end of each calendar month, the number of units of each SOFTWARE which the Third Party Installer shipped to CUSTOMER during such month.

     (d) CUSTOMER hereby agrees to cease use of any Third Party Installer upon receipt of written notice from MS or COMPANY.

     (e) CUSTOMER hereby unconditionally and irrevocably guarantees the Third Party Installer's fulfillment of the applicable obligations imposed by this Agreement and/or the Installation Agreement.

     (f) CUSTOMER hereby indemnifies COMPANY for all damages (including attorney's fees) of any kind in connection with the Third Party Installer's activities for CUSTOMER, including, without limitation, damages resulting from:
(1) a breach of the terms of this Agreement and/or the Installation Agreement, or (2) any and all unauthorized reproduction and/or distribution of any portion of the SOFTWARE by the Third Party Installer.

     (g) Within thirty (30) days of CUSTOMER's execution of the Installation Agreement with each Third Party Installer, CUSTOMER shall provide a copy of such agreement to COMPANY. CUSTOMER acknowledges that COMPANY will provide a copy of such agreement to MS. If the Installation Agreement is not completed in the English language, CUSTOMER shall also provide an accurate and complete English translation thereof.

     (h) CUSTOMER shall promptly notify COMPANY of the termination, expiration or significant modification of the terms of the Installation Agreement.

     (i) Sections (e) and (f) of this Exhibit I shall survive any termination of expiration of this Exhibit I.

                            ATTACHMENT A TO EXHIBIT I
                          SAMPLE INSTALLATION AGREEMENT

         THIS INSTALLATION AGREEMENT ("Agreement") is made and entered into this ____ day of ______________, 19__ ("Effective Date") by and between ____________, a ___________________ corporation ("CUSTOMER") and ______________________, a
____________________ corporation ("INSTALLER").

                                    RECITALS

         WHEREAS, CUSTOMER has licensed certain software Product(s) as defined below from an MS Distributor; and

         WHEREAS, CUSTOMER desires to have INSTALLER install the Product(s) on the hard disk or ROM of CUSTOMER's Dedicated Systems;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

1. DEFINITIONS.

         a. "Dedicated System" shall mean CUSTOMER's dedicated system product(s) described in the attached Exhibit B which INSTALLER manufactures for CUSTOMER or which CUSTOMER provides to INSTALLER for purposes of this Agreement. Each such Dedicated System is a CUSTOMER computer system or computing device which utilizes a single microprocessor and is designed for exclusive use with a dedicated application that provides the primary functionality of the system or device. A Dedicated System excludes any general or multi-purpose personal, laptop, desktop, handheld, notebook, or server computers which address the office automation or consumer computing markets and shall not be useable as a commercially acceptable substitute for such computers or devices.

         b. "MS" shall mean Microsoft Licensing, Inc.

         c. "MS Distributor" shall mean an MS authorized distributor which licenses certain Product(s) (as defined below) from MS under the terms of a Microsoft Software for Dedicated Systems Distributor Agreement.

         d. "OEM License" shall mean the OEM Customer Sublicense Agreement for Dedicated Systems between CUSTOMER and MS Distributor which is identified in the attached Exhibit A.

         e. "Product(s)" shall mean the copyrighted and patented Microsoft Corporation software product(s) described in the attached Exhibit B licensed to CUSTOMER by MS Distributor under the OEM License.

2. INSTALLATION SERVICES.

         a. Subject to the terms and conditions of this Agreement, INSTALLER shall, if directed by CUSTOMER: (i) install the Product(s) in object code form in the nonvolatile, solid-state memory, on the hard disk drive, or in other nonvolatile form of CUSTOMER's Dedicated Systems using the installation utilities and master copy of Product software provided by CUSTOMER.

         b. Installation of Product(s) shall be performed by INSTALLER employees only at the specific INSTALLER premises indicated in Section 11 of this Agreement.

         c. INSTALLER shall deliver the Dedicated Systems with installed Product only to CUSTOMER.

         d. INSTALLER shall halt reproduction of the Product upon notice from MS, CUSTOMER or MS Distributor.

         e. INSTALLER shall not reverse engineer, decompile or disassemble any Product(s).

         f. INSTALLER shall place a notice over either the Dedicated System power switch in the "off" position or the power inlet connector which informs the end user that turning on the Dedicated System indicates acceptance of the terms of the end user license agreement ("EULA"), or such other procedure as is authorized by CUSTOMER.

3. REPORTS TO MS DISTRIBUTOR. INSTALLER shall report promptly to MS Distributor information concerning INSTALLER's installation of the Product(s) for CUSTOMER including, without limitation, the number of units of each Product installed, corresponding Dedicated System model name(s), and shipment destination.

4. COPYRIGHT AND PATENT NOTICES. INSTALLER will not remove, modify, or obscure any copyright, trademark or patent notices that appear in or on the Product(s) as delivered by CUSTOMER.

                                  CONFIDENTIAL

5. TERM. This Agreement shall commence on the Effective Date and continue until the earlier of (i) termination by MS Distributor or CUSTOMER pursuant to
Section 6; or (ii) termination or expiration of the OEM License.

6. DEFAULT AND TERMINATION.

         a. This Agreement shall terminate if any of the following events of default occur: (i) if INSTALLER materially fails to perform or comply with any provision of this Agreement; (ii) if INSTALLER makes Product(s) available separately from CUSTOMER's Dedicated Systems; (iii) if INSTALLER manufactures, installs or distributes any Microsoft Corporation software product(s) or Product(s) which are not properly authorized under a valid agreement with CUSTOMER; (iv) if INSTALLER becomes insolvent, enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors; or (v) upon notice from MS Distributor or MS to CUSTOMER that CUSTOMER shall cease use of INSTALLER.

         b. Termination resulting from default as outlined in this Section shall be effective upon notice to INSTALLER, except that in the case of Section 6(a)(iv), termination shall be effective upon notice or as soon thereafter as is permitted by applicable law.

7. OBLIGATIONS UPON TERMINATION. Within ten (10) days after the earlier of: (i) termination or expiration of this Agreement; or (ii) notice to INSTALLER from CUSTOMER or MS Distributor of termination or expiration of the OEM License, INSTALLER shall return the installation "master" and any Product(s) in its possession or under its control to CUSTOMER. From and after termination or expiration, INSTALLER shall not use nor employ any Product(s) as part or portion of any product that INSTALLER may use, sell, assign, lease, license or transfer to third parties. INSTALLER shall cease and desist from all use of any Product(s) name(s) and associated trademarks and, upon request, deliver to CUSTOMER or its authorized representatives or destroy all material upon which the Product(s) name(s) and the associated trademark(s) appear.

8. CONFIDENTIALITY. INSTALLER shall keep confidential the Product installation tools and materials contained in the Product installation kit, the terms and conditions of this Agreement, and other non-public information and know-how disclosed to INSTALLER by CUSTOMER, and INSTALLER will make no use of such materials, information and know-how except for INSTALLER's internal use in accordance with the terms of this Agreement. INSTALLER may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of INSTALLER's business.

9. AUDITS.

         a. During the term of this Agreement, INSTALLER agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each Product installed.

         b. CUSTOMER, MS Distributor or MS may audit the applicable INSTALLER records and/or make an inspection of INSTALLER's facilities in order to verify INSTALLER's compliance with the terms of this Agreement and to verify statements issued by INSTALLER. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit or inspection. Any such audit shall be conducted by an independent certified public accountant selected by CUSTOMER, MS Distributor or MS (other than on a contingent fee basis) and shall be conducted during regular business hours at INSTALLER's offices and in such a manner as not to interfere with INSTALLER's normal business activities. Any such audit shall be paid for by the auditing party unless discrepancies are disclosed.

         c. Neither the right to examine and audit nor the right to receive adjustment shall be affected by any statement to the contrary, appearing on checks or otherwise, unless expressly agreed to in writing by the party having such a right.

10. MS DISTRIBUTOR AS THIRD PARTY BENEFICIARY.

         a. The parties agree that their respective promised performances under this Agreement are intended for the benefit of MS and MS Distributor. For this reason, the parties further agree that MS and/or MS Distributor has the right to enforce the parties' performance of their respective obligations and duties under this Agreement, and pursuant to such right, may sue to enforce any claim for breach of this Agreement.

         b. MS and/or MS Distributor's right to enforce the obligations of a party to this Agreement shall not be subject to any defenses that such party may have against the party to whom performance is promised.

                                 [CONFIDENTIAL]

11.  NOTICES.

     (a) All notices, authorizations, and requests in connection with this Agreement shall be deemed given on the day they are (i) deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested; or
(ii) sent by air express courier, charges prepaid; and addressed as stated below (or to such other address as the party to receive the notice or request so designates by written notice to the other).

          INSTALLER:                              CUSTOMER:

------------------------------         ------------------------------

------------------------------         ------------------------------

------------------------------         ------------------------------
Telephone:                             Telephone:
           -------------------                    -------------------
Fax:                                   Fax:
     -------------------------              -------------------------

     (b) The work to be performed under this Agreement will take place at INSTALLER'S premises located at:

          ---------------------------------------------

          ---------------------------------------------

          ---------------------------------------------
          Telephone:
                     ----------------------------------
          Fax:
               ----------------------------------------

12.  CONTROLLING LAW; ATTORNEYS' FEES.

     a. This Agreement shall be construed and controlled by the laws of the State of Washington, and with respect to any action brought by MS to enforce its rights hereunder, CUSTOMER and INSTALLER further consent to venue and jurisdiction in the state and federal courts sitting in the State of Washington. With respect to any action brought by CUSTOMER or INSTALLER to enforce the terms of this Agreement, CUSTOMER and INSTALLER further consent to venue and jurisdiction in _______________ [state/country].

     b. Process may be served on either party by U.S.A. mails, postage prepaid, certified or registered, return receipt requested or sent by air express courier, charges prepaid, as well as any other method or procedure authorized by applicable law or court rule.

     c. In the event that CUSTOMER or MS Distributor employs attorneys to enforce any rights arising out of or relating to this Agreement, INSTALLER agrees to pay such attorneys' fees.

13. EXPORT RESTRICTIONS. INSTALLER agrees that it will not export or re-export SOFTWARE to any country, person, entity or end user subject to U.S. export restrictions. INSTALLER specifically agrees not to export or re-export SOFTWARE
(i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which as of December 31, 1996 include, but are not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria, or to any national of any such country who INSTALLER knows intends to transmit or transport the products back to such country; (ii) to any end-user who INSTALLER knows will utilize SOFTWARE in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any end-user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above on their own behalf and for the benefit of MS Distributor. All signed copies of this Agreement shall be deemed originals.

CUSTOMER: ___________________           INSTALLER: ___________________

_____________________________           ______________________________
By (Signature)                          By (Signature)

_____________________________           ______________________________
Name (Print)                            Name (Print)

_____________________________           ______________________________
Title                                   Title

_____________________________           ______________________________
Date                                    Date

                                  CONFIDENTIAL

                                   EXHIBIT A

            OEM Customer Sublicense Agreement for Dedicated Systems

MS Distributor (COMPANY): ________________

CUSTOMER:____________________

Effective Date: _____________

                                   EXHIBIT B

                     List of Products and Dedicated Systems



Product Name and Version          Language Version(s)       Dedicated Systems

_________________________         ____________________      __________________

_________________________         ____________________      __________________

_________________________         ____________________      __________________

_________________________         ____________________      __________________

_________________________         ____________________      __________________

_________________________         ____________________      __________________

                               AMENDMENT NUMBER 4
                         Amendment Date: July 15, 1999
       To MICROSOFT SOFTWARE FOR DEDICATED SYSTEMS DISTRIBUTOR AGREEMENT
        Between MICROSOFT LICENSING, INC., a Nevada, U.S.A. Corporation
          And BSQUARE CORPORATION, A Corporation of Washington, U.S.A.
                  Agreement Effective Date: November 1st, 1997
                    MS LICENSE #7772-7310 (SAP: 5000020519)


Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement (hereinafter the "License Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows:

1. Exhibit C of the License Agreement is hereby amended and replaced with the attached Exhibit C.

2. Exhibit U of the License Agreement is hereby amended and replaced with the attached Exhibit U.

3. Exhibit V of the License Agreement is hereby amended and replaced with the attached Exhibit V.


All capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the License Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.


MICROSOFT LICENSING, INC.                     BSQUARE CORPORATION


                                              /s/ [ILLEGIBLE]
-----------------------                       ------------------------
By (Signature)                                By (Signature)


                                              /s/ BRIAN V. TURNER
-----------------------                       ------------------------
Name (Printed)                                Name (Printed)


                                              CFO
-----------------------                       ------------------------
Title                                         Title

                                              June 30, 1999
-----------------------                       ------------------------
Date                                          Date

                                   EXHIBIT C

                   WINDOWS CE PRODUCTS FOR DEDICATED SYSTEMS


                                      LANGUAGE           LICENSED FILES         APPLICABLE                          LOCALIZATION
                                     VERSION(S)           (FOR KERNEL           ADDITIONAL         PER COPY          ADDITIONAL
    PRODUCT NAME AND VERSION             **              VERSIONS ONLY)         PROVISIONS         ROYALTY*            ROYALTY
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System for Dedicated               EN                                  (a),(b),(c),(d)          US$ *               US$ *
      Systems version 2.11
      Data Exchange Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System for Dedicated               EN                                  (a),(b),(c),(d)          US$ *               US$ *
  Systems version 2.0 or 2.11
        Full Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating
      System for Dedicated               EN                                  (a),(b),(c),(d)          US$ *               US$ *
  Systems version 2.0 or 2.11
       Limited Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
    Windows(R) CE Operating                            See Additional
      System for Dedicated               EN             Provision (b)        (a),(b),(c),(d)          US$ *               US$ *
  Systems version 2.0 or 2.11                              below
        Kernel Version
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------

* A PRODUCT IS NOT LICENSED HEREUNDER UNLESS ROYALTY RATE(S) ARE INDICATED IN THE PRODUCT TABLE.

** LANGUAGE KEY: EN-ENGLISH, LOCALIZED VERSIONS ARE LICENSED ON AN IF AND AS AVAILABLE BASIS.

                             ADDITIONAL PROVISIONS

(a) Notwithstanding anything to the contrary contained in the Agreement, there are no Dedicated Product Deliverables for the product. COMPANY's OEM Customer has obtained the Product as part of a Microsoft Windows CE Embedded Toolkit for Visual C++ version 5.0 or as part of the Microsoft Windows CE Platform Builder version 2.11 (hereinafter referred to collectively or separately as "Windows CE Kit") in a separate transaction.

(b) COMPANY's license to grant rights as set forth in Section 2(iii) of the Agreement to COMPANY's OEM Customers shall apply only to the licensed Product Version (i.e., Data Exchange, Full, Limited, Kernel) indicated above; each Product Version configuration is fully described in the Windows CE Kit documentation. The Data Exchange Version license includes all components of the Full Version and, in addition, the Desktop Software CD Rom disk (which includes Windows CE Services) which COMPANY shall obtain from the Authorized Replicator.

(c) In order to support its OEM Customers, COMPANY agrees to enter into and maintain, at COMPANY's expense, a valid Priority Support Agreement with MSCORP at all times during the period COMPANY is licensed for this Product.

(d) Use of the Dedicated Systems logo(s) is optional; however, if OEM Customer chooses to use the Dedicated Systems logo(s) with its Dedicated Systems, COMPANY shall ensure that OEM Customer has executed the applicable logo license with MSCORP prior to any marketing or distribution of a Dedicated System. COMPANY hereby agrees to indemnify and defend MS and its Suppliers from and against all damages, costs and expenses, including reasonable attorneys' fees, which MS or its Suppliers may incur if the OEM Customer markets or distributes Dedicated Systems in absence or breach of the applicable logo license.

------------
* Confidential treatment requested

                                   EXHIBIT U
                       OEM CUSTOMER SUBLICENSE AGREEMENT
                             FOR DEDICATED SYSTEMS

This agreement ("Agreement") is made and entered into by and between you ("Customer"), and [ENTER NAME OF COMPANY] ("COMPANY"), and shall be effective as of the date on which it is signed by COMPANY ("Effective Date"). Microsoft Licensing, Inc., a Nevada, U.S.A. corporation ("MS") shall be a third party beneficiary of this Agreement and shall be entitled to enforce the terms of this Agreement as provided herein and such other rights and obligations herein as necessary to protect MS' interests in the software program(s) and other licensed product(s) identified in Attachment 2 to this Agreement ("SOFTWARE").

1.   DEFINITIONS.

(a) "Dedicated Systems" means Customer's computer systems or computing devices which: (a) are based on the Window CE operating system, (b) utilize a single central processor unit, (c) are designed for use with a Dedicated Application (defined below), (d) are marketed to one or more specific industries (and not to general consumer or mass markets), and (e) shall not be useable as a commercially viable substitute for computers or devices which perform general purpose consumer computing functions.

(b) "Dedicated Application" means industry- or task-specific software programs and/or functionality, not generally available to consumers, that (a) provide the primary functionality of the Dedicated System, (b) are designed to meet the functionality requirements of the specific industry into which the Dedicated System is being marketed, and (c) offer significant functionality in addition to the Product software.

(c) "Dedicated Product Deliverables" shall mean SOFTWARE in object code form, installation utilities, adaptation code in source code form, if provided by COMPANY, and other information or instructions regarding the SOFTWARE that COMPANY or MS may provide.

(d)  "EULA" shall mean an end user license agreement for the SOFTWARE.

(e) "Recovery Media" shall mean a backup image of the SOFTWARE as originally installed on the Dedicated System.

(f) "SOFTWARE Upgrade" shall mean a copy of the SOFTWARE to be distributed by Customer directly to end users to replace an earlier version of the SOFTWARE licensed to Customer under this Agreement.

(g) "Suppliers" shall mean any and all entities (including, without limitation, Microsoft Corporation, a Washington, U.S.A. corporation) which license or otherwise supply MS with Products or portions thereof for redistribution or sublicense by MS.

2.   LIMITED LICENSE GRANT.

Subject to the restrictions set forth in this Agreement, and Customer's compliance with all terms and conditions of this Agreement, COMPANY grants to Customer the following limited license rights:

(a)(i) to install as part of a Dedicated System, one (1) copy of the SOFTWARE in nonvolatile, solid-state memory, on the hard disk drive, or in other nonvolatile form, in accordance with the instructions, if any, contained in the Dedicated Product Deliverables; and (ii) to distribute the SOFTWARE only as part of a Dedicated System solely under Customer's brand names and trademarks.

(b) to configure the SOFTWARE in accordance with the instructions, if any, contained in the Dedicated Product Deliverables solely to enable SOFTWARE to execute on a Dedicated System.

(c) to reproduce and distribute with each Dedicated System distributed in accordance with 2(a), not more than one (1) unit of Recovery Media provided that:

     (i) The images of the SOFTWARE on the Recovery Media shall be identical to the object code that was originally installed on the Dedicated System. Recovery Media may include non-MS products that Customer distributes installed on the Dedicated System;

     (ii) Recovery Media shall be maintained by the end user as an archival copy and may only be licensed for use: (A) to restore the same version and language release of the SOFTWARE as originally installed on a Dedicated System or (B) to reinstall the same version and language release of the SOFTWARE as originally installed on the Dedicated System after the installation of an upgrade to the Dedicated Application on a Dedicated System;

     (iii) Recovery or reinstallation of the SOFTWARE shall be performed by an authorized service representative of Customer or by the licensed end user;

     (iv) Recovery Media may include a single copy of each of the following files in order that the Recovery Media shall be "bootable": command.com, io.sys, msdos.sys, and for Dedicated Systems with Windows 95, drvspace.bin;

     (v) A single unit of Recovery Media may be used by the licensed end user or the Customer's authorized service representative to restore or reinstall the SOFTWARE on such end user's additional units of the same name and model Dedicated System which contain the same version and language release of the SOFTWARE properly licensed to the end user pursuant to this Agreement;

     (vi) Recovery Media shall be clearly labeled "Recovery Media-for Backup or Archival purposes only with [Name and Model of the Dedicated System]".

(d)  to reproduce and distribute SOFTWARE Upgrades to an end user provided that:

     (i)  such end user is an existing, authorized end user of a Dedicated
     System;

     (ii) Customer shall acquire a serialized sticker from COMPANY, and Customer shall pay the applicable SOFTWARE royalty fee as set forth in Attachment 2 for each copy of SOFTWARE Upgrade installed by its end users or service representatives pursuant to this Section 2(d);

     (iii) SOFTWARE Upgrades shall be distributed directly by Customer, separate from a Dedicated System, to an end-user for use solely as a replacement copy for the SOFTWARE originally installed on the Dedicated System pursuant to this Agreement;

     (iv) the SOFTWARE Upgrade is configured to ensure that it executes solely on the applicable Dedicated System and will not execute on general or multi-purpose personal, laptop, desktop, handheld, notebook, server computers or other such computing devices which address more than one function of the office automation or consumer computing market;

     (v) the SOFTWARE Upgrade is distributed as an integrated part of the Dedicated Application;

     (vi) Installation of the SOFTWARE Upgrade shall be performed by an authorized service representative of

   Customer or by the licensed end user;

   (vii) A single unit of SOFTWARE Upgrade may be used by the licensed end user or the Customer's authorized service representative to install the SOFTWARE Upgrade on such end user's additional units of the same name and model Dedicated System which contain the same version and language release of the SOFTWARE;

   (viii) Customer shall establish a reasonable procedure to assure the return or destruction of any replaced SOFTWARE (for example, a SOFTWARE Upgrade that erases or permanently disables the replaced SOFTWARE would satisfy this requirement);

   (ix) the SOFTWARE Upgrade shall be clearly labeled "For Upgrade purposes only
   - not for use on a new Dedicated System. For Use Only with [Name and Model of the Dedicated System]".

(e) Customer shall cause to appear in a conspicuous place in the Dedicated System documentation to accompany each Dedicated System and each copy of SOFTWARE Upgrade, the EULA attached to this Agreement as Attachment 1, or such other EULA as COMPANY may provide from time to time. Customer shall adapt the EULA as necessary to comply with the laws of any jurisdiction in which the SOFTWARE is distributed.

3.    LICENSE RESTRICTIONS.

(a) The total number of units of the SOFTWARE (including any SOFTWARE Upgrades) distributed by Customer shall not exceed the number of "Units of SOFTWARE licensed" for such SOFTWARE as set forth in Attachment 2 hereto.

(b) Except as provided in Section 2(c)-(d), SOFTWARE may not be distributed in whole or in part other than installed on the Dedicated System.

(c) Customer may not distribute any SOFTWARE documentation.

(d) Customer shall not use, copy, modify, or transfer the SOFTWARE or any copy in whole or in part, except as expressly provided in this Agreement. Customer's reproduction of the SOFTWARE in accordance with Section 2 shall be performed only on Customer premises by Customer's regular employees except as otherwise specifically approved in writing by MS.

(e) Customer shall not reverse engineer, decompile or disassemble any SOFTWARE except as permitted by applicable law without the possibility of contractual waiver. Customer acknowledges that information on interoperability of the SOFTWARE with other products is readily available.

(f) All distribution and use of the SOFTWARE is by license only. Neither COMPANY nor MS authorize the SOFTWARE to be "issued to the public", "put into circulation", or subject to a "first sale" as the copyright laws may use those (or similar) terms. Customer's license to distribute the SOFTWARE is limited to distribution of the SOFTWARE by Customer to end users for use pursuant to a EULA.

(g) MS reserves all rights not expressly granted including, without limitation, modification rights, translation rights, rental rights, and rights to source code. MS expressly reserves its exclusive right under applicable copyright, patent, and trademark laws to distribute copies of SOFTWARE by any means. Except as set forth in Section 2(c)-(d) above, without limitation, neither COMPANY nor MS authorizes Customer to distribute the SOFTWARE separately from Dedicated Systems; any such unauthorized distribution by Customer shall constitute a violation of this Agreement and MS' distribution right under applicable law. Customer acknowledges that MS (and/or its Suppliers, if applicable) shall retain all copyright, patent, moral, trademark, title and other proprietary and intellectual property in the SOFTWARE, Dedicated Product Deliverables and components thereof, in whole or in part in any form.

(h) Customer will not remove, modify, or obscure any copyright, trademark, patent or other intellectual property notices included on the SOFTWARE or the SOFTWARE Upgrade.

(i) Customer shall not advertise, publish or otherwise mark a separate price for the SOFTWARE.

(j) Customer agrees to provide commercially reasonable end user support for the SOFTWARE which, in any event, shall be under terms and conditions at least as favorable to the end user as the terms under which Customer provides support for Dedicated System(s) to end users generally. Customer agrees to provide COMPANY and MS with ninety (90) days prior written notice of any substantive change in Customer's support policy for the SOFTWARE.

4.    LICENSE STICKER.

(a) For each unit of SOFTWARE distributed, Customer shall place a serialized sticker supplied by COMPANY (i) on the hard drive containing the SOFTWARE, or if the SOFTWARE is installed in nonvolatile, solid-state memory, (ii) on the nonvolatile, solid-state memory or in a conspicuous place on the component board to which the nonvolatile, solid-state memory is attached. If placement as described in both (i) and (ii) are impractical, the label may be affixed to the inside or outside of the rear panel of the Dedicated System casing.

(b) (i) Customer shall also place a serialized sticker supplied by COMPANY on the media for each unit of SOFTWARE Upgrade distributed by Customer.

     (ii) If one unit of the SOFTWARE Upgrade is used to install the SOFTWARE Upgrade on additional units of the Dedicated System as set forth in Section 2(d)(vii), then, prior to distribution of the SOFTWARE Upgrade, Customer shall (A) determine the number of units of SOFTWARE Upgrade to be installed, (B) provide end user or Customer's authorized service representative with a serialized sticker supplied by COMPANY for each such unit, and (C) ensure that a serialized sticker is placed on each Dedicated System on which SOFTWARE Upgrade is installed as described in Section 4(a).

5.  DELIVERY.

For each SOFTWARE product licensed hereunder, COMPANY (or MS, on behalf of COMPANY) shall deliver to Customer one (1) unit of Dedicated Product Deliverables. Customer' acknowledges and agrees that neither COMPANY, nor MS and its Suppliers, shall have any liability for failure to deliver Dedicated Product Deliverables by any particular date, or if the SOFTWARE is not yet a released product, during the term of this Agreement.

6.  LIMITED WARRANTY AND CUSTOMER REMEDIES.

(a) COMPANY warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt.

(b) COMPANY's, MS', and their Suppliers' entire liability and Customer's exclusive remedy for a breach of the warranty set forth above shall be, at COMPANY's option, either (i) return of the price paid or (ii) repair or replacement of the SOFTWARE that does not meet the above limited warranty and which is returned to COMPANY. This limited warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer.

(c) COMPANY, MS, AND THEIR SUPPLIERS DISCLAIM AND EXPRESSLY EXCLUDE ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED,

INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SOFTWARE AND ANY ACCOMPANYING WRITTEN MATERIALS.

(d) The rights and remedies granted to Customer under this Section 6 constitute Customer's sole and exclusive remedy against the COMPANY, MS, their Suppliers, and their officers, agents and employees for any and all claims arising in connection with the SOFTWARE or the Dedicated Product Deliverables including, but not limited to, claims regarding COMPANY's or MS' delivery of SOFTWARE or Dedicated Product Deliverables, or indemnification or contribution from COMPANY, MS or their Suppliers with respect to any infringement of the rights of a third party, whether arising under statutory or common law or otherwise.

7.  TERM AND TERMINATION.

(a) The term of this license shall run from the Effective Date until the earlier of (i) one (1) year after Effective Date, or (ii) the date on which Customer has distributed the number of units of SOFTWARE licensed under this Agreement as set forth in Attachment 2 for each SOFTWARE.

(b) Termination due to breach of Sections 3(d), 3(e), 3(f), 10, or 11 shall be effective upon notice to Customer. In all other cases, termination shall be effective fifteen (15) days after notice of termination to the defaulting party if the defaults have not been cured within such fifteen (15) day period. At the option of the non-defaulting party, termination due to a breach of any provision of this Agreement may be effective upon notice to the defaulting party if such party has received two (2) or more previous notices of default during the term of this Agreement (whether or not such previous defaults have been cured).

(c) Upon termination or expiration of the Agreement, Customer will immediately cease all use and distribution of the SOFTWARE, the SOFTWARE product name, and all associated trademarks). Within ten (10) days of the termination or expiration of the Agreement, Customer shall return to COMPANY all Dedicated Product Deliverables and serialized stickers for the SOFTWARE in Customer's possession or under Customer's control. There shall be no refund or adjustment for amounts paid for the Dedicated Product Deliverables or stickers returned to COMPANY in accordance with this Section 7(c).

8. DISCLAIMER OF LIABILITY.

IN NO EVENT SHALL COMPANY, MS, OR THEIR SUPPLIERS BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, CONSEQUENTIAL, INCIDENTAL, INDIRECT, ECONOMIC OR PUNITIVE DAMAGES, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE MANUFACTURE, SALE, USE OF OR INABILITY TO MANUFACTURE, SELL OR USE THE SOFTWARE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9. TECHNICAL SUPPORT.

This Agreement does not include technical support from MS or its Suppliers. Technical support, if any, for the SOFTWARE will be provided by COMPANY.

10.   AUDITS AND INSPECTIONS.

(a) During the term of this Agreement and for three (3) years thereafter, Customer agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each unit of SOFTWARE licensed sufficient to substantiate the number of units of SOFTWARE and the number of Dedicated Systems distributed by Customer.

(b) In order to verify statements issued by Customer and Customer's compliance with the terms of this Agreement, COMPANY and/or MS may cause (i) an audit to be made of Customer's books and records and/or (ii) an inspection to be made of Customer's facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at Customer's facilities, with or without notice. Any audit shall be conducted by an independent certified public accountant selected by MS or COMPANY (other than on a contingent fee basis).

(c) Customer agrees to provide any audit or inspection team(s) designated by MS and/or COMPANY access to all relevant Customer records and facilities. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. If material discrepancies are disclosed in such audit, Customer agrees to pay MS or COMPANY, as applicable, for the costs associated with the audit.

11. NONDISCLOSURE OBLIGATION.

Customer shall keep confidential the Dedicated Product Deliverables, any SOFTWARE source code provided by COMPANY, MS or their Suppliers on behalf of COMPANY, the terms and conditions of this Agreement, and other non-public information and know-how disclosed to Customer by COMPANY, MS or their Suppliers. Customer may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of Customer's business. Customer's obligation under this Section shall survive termination or expiration of this Agreement and shall extend until such time as the information protected hereby is in the public domain.

12.     GENERAL.

(a) This Agreement shall be construed and controlled by the laws of the State of Washington, and Customer and COMPANY further consents to jurisdiction by the state and federal courts sitting in the State of Washington. Process may be served on either party by air express courier, (e.g. DHL, Airborne) charges prepaid, return receipt requested. If COMPANY, MS or Customer employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees.

(b) Customer agrees that it will not export or re-export SOFTWARE to any country, person, entity or end user subject to U.S. export restrictions. Customer specifically agrees not to export or re-export SOFTWARE (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which as of December 31, 1996 include, but are not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria, or to any national of any such country who Customer knows intends to transmit or transport the products back to such country; (ii) to any end-user who Customer knows will utilize SOFTWARE in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any end-user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

(c) If any provision or portion of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions or portions shall remain in full force and effect.

(d) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent, or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

(e) Any assignment of this Agreement without prior written consent of the non-assigning party shall be void.

(f) SOFTWARE may be imported, distributed, or sold in or to a country or territory only if allowed by, and in compliance with, all applicable laws and regulations of such country or territory as well as all terms and conditions of this Agreement. Customer acknowledges that versions of certain SOFTWARE not localized for a specific market may be prohibited or subject to import and distribution procedures or restrictions under such laws and regulations. By way of example only, as of July 1, 1997, the U.S.A. English version of Microsoft Excel 97 cannot be distributed to or for use in India, and games, entertainment products and products with substantial amounts of video, graphics or similar content may be prohibited or subject to specific import procedures under laws of the People's Republic of China. Customer agrees to indemnify COMPANY, MS and their Suppliers from and against all damages, costs and expenses (including reasonable attorneys' fees) incurred by COMPANY, or MS or their Suppliers in connection with any and all claims, demands or actions arising from Customer's importation or distribution of SOFTWARE in or to a country or territory not in compliance with the laws and regulations of such country or territory.

(g) Any SOFTWARE which Customer distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), shall be provided with RESTRICTED RIGHTS in accordance with DFARS 252.2277013(c)1(ii), or as set forth in the particular department or agency regulations or rules, or particular contract which provide MS and its Suppliers equivalent or greater protection.


Should Customer have any questions concerning this Agreement, please write:



--------------------------------------
Name of COMPANY


--------------------------------------
Address

--------------------------------------

--------------------------------------

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date set forth above. All signed copies of this Agreement shall be deemed originals. Each individual signing on behalf of Customer below hereby represents and warrants that he or she has full authority to sign this Agreement and bind Customer to perform all duties and obligations contemplated by this Agreement. If COMPANY or Customer is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, COMPANY's and/or Customer's seal or "chop" should be entered below the appropriate signature block.


COMPANY                              CUSTOMER

_________________________            ___________________________
By (Signature)                       By (Signature)

_________________________            ___________________________
Name (Print)                         Name (Print)

_________________________            ___________________________
Title                                Title

_________________________            ___________________________
Date                                 Date



_________________________
COMPANY's seal or "chop"





_________________________

_________________________
CUSTOMER's seal or "chop"





_________________________

                                  ATTACHMENT 1
           TO OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS

               END-USER LICENSE AGREEMENT FOR MICROSOFT SOFTWARE

IMPORTANT--READ CAREFULLY: THIS END-USER LICENSE AGREEMENT ("EULA") IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR A SINGLE ENTITY) AND THE MANUFACTURER ("MANUFACTURER") OF THE SPECIAL PURPOSE COMPUTING DEVICE ("SYSTEM") YOU ACQUIRED WHICH INCLUDES CERTAIN MICROSOFT SOFTWARE PRODUCT(S) INSTALLED ON THE SYSTEM ("SOFTWARE PRODUCT" OR "SOFTWARE"). THE SOFTWARE INCLUDES COMPUTER SOFTWARE, THE ASSOCIATED MEDIA (INCLUDING RECOVERY MEDIA), ANY PRINTED MATERIALS, AND ANY "ONLINE" OR ELECTRONIC DOCUMENTATION. ANY SOFTWARE PROVIDED ALONG WITH THE SOFTWARE THAT IS ASSOCIATED WITH A SEPARATE END-USER LICENSE AGREEMENT IS LICENSED TO YOU UNDER THE TERMS OF THAT LICENSE AGREEMENT. BY INSTALLING, COPYING, DOWNLOADING, ACCESSING OR OTHERWISE USING THE SOFTWARE, YOU AGREE TO BE BOUND BY THE TERMS OF THIS EULA. IF YOU DO NOT AGREE TO THE TERMS OF THIS EULA, MANUFACTURER AND MICROSOFT LICENSING, INC. ("MS") ARE UNWILLING TO LICENSE THE SOFTWARE TO YOU. IN SUCH EVENT, YOU MAY NOT USE OR COPY THE SOFTWARE, AND YOU SHOULD PROMPTLY CONTACT MANUFACTURER FOR INSTRUCTIONS ON RETURN OF THE UNUSED PRODUCT(S) FOR A REFUND.

------------------------------------------------------------------------------

SOFTWARE LICENSE

The SOFTWARE is protected by copyright laws and international treaties, as well as other intellectual property laws and treaties. The SOFTWARE is licensed, not sold.

1.   GRANT OF LICENSE. This EULA grants you the following rights:

     - SOFTWARE. SOFTWARE includes software already installed on the SYSTEM ("SYSTEM Software") and, if included in the SYSTEM package, software contained on the CD-ROM disk labeled "Desktop Software for Microsoft Windows CE" ("Desktop Software").


     - SYSTEM SOFTWARE. You may use SYSTEM Software only as installed in the SYSTEM.

     - DESKTOP SOFTWARE. If Desktop Software is included with your SYSTEM, you may install and use the component(s) of the Desktop Software in accordance with the terms of the end user license agreement provided with such component(s). If no separate end user license agreement is provided, you may install and use only one (1) copy of such component(s) on a single computer with which you use the SYSTEM.

     - BACK-UP COPY. If MANUFACTURER has not included a copy of the SOFTWARE on separate media with the SYSTEM, you may make a single copy of the SOFTWARE for use solely for archival purposes with the SYSTEM.

2.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

     - LIMITATIONS ON REVERSE ENGINEERING, DECOMPILATION AND DISASSEMBLY. You may not reverse engineer, decompile, or dissemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

     - SINGLE SYSTEM. The SOFTWARE is licensed with the SYSTEM as a single integrated product. The SOFTWARE may only be used with the SYSTEM.

     -    RENTAL. You may not rent or lease the SOFTWARE.

     - SOFTWARE TRANSFER. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the SYSTEM, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media, any upgrades or backup copies, and this EULA, and if applicable, the Certificate(s) of Authenticity), AND the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

     - TERMINATION. Without prejudice to any other rights, Manufacturer or MS may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

     - SINGLE EULA. The package for the SOFTWARE may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). In this case, you are only licensed to use one (1) copy of the SOFTWARE PRODUCT.

     - EXPORT RESTRICTIONS. You agree that you will not export or re-export the SOFTWARE to any country, person, entity or end user subject to U.S. export restrictions. You specifically agree not to export or re-export the SOFTWARE (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which currently include, but are not necessarily limited to Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria, or to any national of any such country, wherever located, who intends to transmit or transport the products back to such country; (ii) to an end user you know or have reason to know will utilize the SOFTWARE in the design, development or production or nuclear, chemical or biological weapons; or (iii) to any end-user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

                                  ATTACHMENT 1
                                  (continued)

3.   UPGRADES AND RECOVERY MEDIA.

     - If the SOFTWARE is provided by Manufacturer on media separate from the SYSTEM and is labeled "For Upgrade Purposes Only" (Upgrade SOFTWARE), you may install one copy of the Upgrade SOFTWARE onto the SYSTEM as a replacement copy for the SOFTWARE originally installed on the SYSTEM and use it in accordance with Section 1 of this EULA. You may also install additional copies of the Upgrade SOFTWARE as replacement copies onto additional SYSTEMS which are the same brand and model as the SYSTEM and contain a duly licensed copy of the same version and language release of the SOFTWARE ("ADDITIONAL SYSTEMS"), provided that
          (1) Manufacturer has supplied a corresponding serialized sticker for each additional copy of the Upgrade SOFTWARE, and (2) you affix a serialized sticker per Manufacturer's instructions for each unit of Upgrade SOFTWARE you install.

     - If the SOFTWARE is provided by Manufacturer on separate media and labeled as "Recovery Media" ("Recovery Media"), you may not make a copy of the SOFTWARE as described in Section 1 for archival purposes. Instead, you may use the Recovery Media solely to restor or reinstall the same version and language release of the SOFTWARE as originally installed on the SYSTEM and thereafter use the SOFTWARE as restored or reinstalled in accordance with Section 1 of this EULA. A single unit of Recovery Media may be used by you to restore or reinstall the SOFTWARE on ADDITIONAL SYSTEMS.

4. NOTE ON COMPATIBILITY OF DESKTOP SOFTWARE. THIS EULA IS FOR A SPECIAL PURPOSE COMPUTING DEVICE. THE ONLY WARRANTIES ARE THOSE PROVIDED BY MANUFACTURER IN THE LIMITED WARRANTY SECTION SET FORTH BELOW. NOTWITHSTANDING ANY ONLINE "HELP" FILES OR OTHER ONLINE INFORMATION DISPLAYED BY THE DESKTOP SOFTWARE, NEITHER MS NOR ITS SUPPLIERS (INCLUDING MICROSOFT CORPORATION) REPRESENTS OR MAKES ANY WARRANTY THAT THE DESKTOP SOFTWARE WILL OPERATE IN A SPECIFIC MANNER OR OPERATE WITH ANY COMPUTER OR COMPUTING DEVICE, WHETHER OR NOT SUCH COMPUTER(S) OR COMPUTING DEVICE(S) CONTAIN MICROSOFT WINDOWS OPERATING SYSTEM SOFTWARE OR MICROSOFT WINDOWS CE OPERATING SYSTEM SOFTWARE MANUFACTURER'S WARRANTIES ARE EXPRESSLY LIMITED TO THOSE SET FORTH IN THE LIMITED WARRANTY SECTION BELOW.


5. COPYRIGHT. All title and copyrights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text and "applets," incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE, are owned by MS or its suppliers (including Microsoft Corporation). You may not copy the printed materials accompanying the SOFTWARE. All rights not specifically granted under this EULA are reserved by MS and its suppliers (including Microsoft Corporation).

6. PRODUCT SUPPORT. Product support for the SOFTWARE is not provided by MS, its parent corporation, Microsoft Corporation, or their affiliates or subsidiaries. For product support, please refer to Manufacturer's support number provided in the documentation for the SYSTEM. Should you have any questions concerning this EULA, or if you desire to contact Manufacturer for any other reason, please refer to the address provided in the documentation for the SYSTEM.

7.   LIMITED WARRANTY.

     - LIMITED WARRANTY. Manufacturer warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt. Any implied warranties on the SOFTWARE are limited to ninety (90) days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

     - CUSTOMER REMEDIES. Manufacturer's and its suppliers' entire liability and your exclusive remedy shall be, at Manufacturer's option, either
          (a) return of the price paid, or (b) repair or replacement of the SOFTWARE that does not meet the above Limited Warranty and which is returned to Manufacturer with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty
          (30) days, whichever is longer.

     - NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THE LIMITED WARRANTY SECTION ABOVE, THE SOFTWARE IS PROVIDED TO THE END USER "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK OF THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS WITH YOU.

     - NO LIABILITY FOR CONSEQUENTIAL DAMAGES. MANUFACTURER OR MANUFACTURER'S SUPPLIERS, INCLUDING MS AND ITS SUPPLIERS, SHALL NOT BE HELD TO ANY LIABILITY FOR ANY DAMAGES SUFFERED OR INCURRED BY THE END USER (INCLUDING, BUT NOT LIMITED TO, GENERAL, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE), ARISING FROM OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE.

8. NOTE ON JAVA SUPPORT. THE SOFTWARE PRODUCT MAY CONTAIN SUPPORT FOR PROGRAMS WRITTEN IN JAVA. JAVA TECHNOLOGY IS NOT FAULT TOLERANT AND IS NOT DESIGNED, MANUFACTURED, OR INTENDED FOR USE OR RESALE AS ON-LINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATION SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT MACHINES, OR WEAPONS SYSTEMS, IN WHICH THE FAILURE OF JAVA TECHNOLOGY COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE. SUN MICROSYSTEMS, INC. HAS CONTRACTUALLY OBLIGATED MICROSOFT CORPORATION TO MAKE THIS DISCLAIMER.

                                  ATTACHMENT 1
                                  (continued)

_______________________________________________________________________________

If you acquired this EULA in the United States, this EULA is governed by the laws of the State of Washington.

If you acquired this EULA in the Canada, this EULA is governed by the laws of the Province of Ontario, Canada. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario and further agrees to commence any litigation which may arise hereunder in the courts located in the Judicial District of York, Province of Ontario.

If this EULA was acquired outside the United States, then local law may apply.

Should you have any questions concerning this EULA, please contact the Manufacturer.

_______________________________________________________________________________
U.S. GOVERNMENT RESTRICTED RIGHTS

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software -- Restricted Rights at 48 CFR 52.227-19, as possible. Manufacturer is Microsoft Corporation/One Microsoft Way/Redmond, WA 98052-6399.

                                  ATTACHMENT 2

           TO OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS

               WINDOWS CE SOFTWARE PRODUCTS FOR DEDICATED SYSTEMS


                              Units of    Language        Licensed Files       Applicable                          Localization
                              SOFTWARE   Versions(2)       (for Kernel         Additional         Per copy          Additional
Product Name and Version      licensed      **            Versions Only)       Provisions         Royalty*            Royalty
--------------------------    --------   ------------   -------------------  ----------------  -------------- -------------------
2. Windows(R) CE Operating                                                     (a), (b), (c)
   System version 2.11           --          EN                                (d), (e), (f)      US$___               US$___
  Data Exchange Version
--------------------------   ----------  ------------   -------------------  ----------------  --------------- -------------------

--------------------------   ----------  ------------   -------------------  ----------------  --------------- -------------------
2. Windows(R) CE Operating
   System for Dedicated          --          EN                                (a), (b), (c)      US$___               US$___
  Systems version 2.0 or                                                          (d), (e)
     2.11 Full Version
--------------------------   ----------  ------------   -------------------  ----------------  --------------- -------------------

--------------------------   ----------  ------------   -------------------  ----------------  --------------- -------------------
3. Windows(R) CE Operating
  System for Dedicated           --          EN                                (a), (b), (c)      US$___               US$___
  Systems version 2.0 or                                                          (d), (e)
   2.11 Limited Version
--------------------------   ----------  ------------   -------------------  ----------------  --------------- -------------------

--------------------------   ----------  ------------   -------------------  ----------------  --------------- -------------------
4. Windows(R) CE Operating
   System for Dedicated          --          EN           See Additional       (a), (b), (c)      US$___               US$___
  Systems version 2.0 or                                   Provision (b)          (d), (e)
     2.11 Kernel Version                                       below
--------------------------   ----------  ------------   -------------------  ----------------  --------------- -------------------

* IF ROYALTY RATE AND UNITS OF SOFTWARE ARE NOT SPECIFIED FOR A PARTICULAR PRODUCT, THEN SUCH PRODUCT IS NOT LICENSED UNDER THIS AGREEMENT.

** LANGUAGE KEY: EN = ENGLISH, LOCALIZED VERSIONS ARE LICENSED ON AN IF AND AS
   AVAILABLE BASIS.

                             ADDITIONAL PROVISIONS

(a) (i) Notwithstanding anything to the contrary contained in the Agreement, there are no Dedicated Product Deliverables for the SOFTWARE Customer has obtained the SOFTWARE as part of a Microsoft Windows CE Embedded Toolkit for Visual C++ version 5.0 or Microsoft Windows CE Platform Builder version 2.11, (hereinafter referred to collectively or separately as "Windows CE Kit"), in a separate transaction.

    (ii) Notwithstanding anything to the contrary contained in Section 6 of the Agreement, no warranties for the SOFTWARE are provided in the Agreement. The warranties, if any, contained in the Windows CE Kit are the only warranties provided for the SOFTWARE.

(b) Customer's license rights to reproduce, install, and distribute the SOFTWARE granted in Section 2 of the Agreement shall apply only to the licensed Product Version (i.e., Data Exchange, Full, Limited, Kernel) indicated above; each Product Version configuration is fully described in the Windows CE Kit documentation. The Data Exchange Version configuration includes all components of the Full Version and, in addition, the Desktop Software CD ROM disk (which includes Windows CE Services) which Customer shall obtain from COMPANY.

(c) Dedicated Systems shall be distributed only through such channels as may be customary for similar devices for the specific referenced industry and the specific industry application.

(d) (i) Customer will not remove or obscure any copyright, trademark or patent notices that appear in the SOFTWARE as delivered to Customer.

    (ii) If an end user of the Dedicated System shall have access to the command line (for example, the C:\prompt) of the SOFTWARE, then COMPANY shall cause to appear on the display screen as part of the sign-on message for each unit of SOFTWARE in copyright notices specified in the Windows CE Kit.

                                  ATTACHMENT 2
                                  (Continued)

(e) Use of the Dedicated System logo(s), as designated by MS from time to time, is optional. If Customer chooses to use the Dedicated Systems logo(s) on its Dedicated Systems distributed with the SOFTWARE, COMPANY shall use the Dedicated Systems logo(s) in accordance with the applicable logo license(s), which are available through separate agreement(s) with Microsoft Corporation. To obtain additional information regarding the Microsoft Corporation logo license(s), Customer should contact COMPANY.

(f)  If Customer licenses the Data Exchange Version of the SOFTWARE, Customer:

     (A) shall obtain the Desktop Software from COMPANY for distribution to the end user;

     (B) shall distribute one (1) unit of the Desktop Software in the form and packaging as available from COMPANY;

     (C) shall distribute the Desktop Software only in the Dedicated System packaging;

     (D) shall display a prominent notice to end users regarding the Desktop Software components that Customer has enabled to function with the Dedicated System; if Customer has not enabled all components of the Desktop Software to function with the Dedicated System, Customer shall advise its end users accordingly; and

     (E) shall conduct its own testing of the Desktop Software with its Dedicated Systems to Customer's own satisfaction; Customer hereby confirms its understanding that neither COMPANY nor MS has conducted tests or quality reviews to ensure that the Desktop Software will function as set forth in the Desktop Software display information, online HELP files, or otherwise, when utilized in conjunction with the Dedicated System.

                               DEDICATED SYSTEMS

Customer's Dedicated Systems for Product described in this Attachment 2 shall be limited to Customer's current and future Dedicated Systems described below. Each listed Dedicated System must have a unique model line name, model name, or model number which Customer uses both internally (in Customer's books and records) and externally (on the Dedicated System case and packaging). New models may be added by agreement of the parties.

At Customer's option, for purposes of administrative convenience, Customer may designate models by model line or series, e.g., "Jaguar model line", "Jaguar
Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series ", etc.)." Dedicated Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

PRODUCT NUMBER KEY:: 1 = Windows(R) CE Operating System for Dedicated System version 2.11, Data Exchange Version; 2 = Windows(R) CE Operating System for Dedicated Systems version 2.0 or 2.11, Full Version; 3 = Windows(R) CE Operating System for Dedicated Systems version 2.0 or 2.11, Limited Version 4 = Windows(R) CE Operating System for Dedicated Systems version 2.0 or 2.11, Kernel Version.

ROYALTY BASIS KEY: C = per copy; if Product box is blank, such Product is not licensed for distribution with the listed Dedicated System.


-----------------------------------------------------------------------------------------------------------------
                                                                          PRODUCT NUMBER
MODEL NAME OR  MODEL NUMBER      SPECIFIC
                                 INDUSTRY
                                APPLICATION       1     2      3      4      5      6      7     8     9     10
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                   EXHIBIT V
                  LICENSE OF ADDITIONAL PRODUCT SOFTWARE UNITS

                             AMENDMENT NUMBER ____
                            Amendment Date:________
           to OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS
       between ______________________, a Corporation of __________________
          and _________________, a Corporation of ____________________
                   Agreement Effective Date:_________________

     WHEREAS, Customer has licensed a certain number of units of Product Software (the "SOFTWARE") from COMPANY under the terms of the above referenced license agreement (the "Agreement");

     WHEREAS, Customer now desires to license additional units of SOFTWARE from COMPANY as described in the Additional Units Attachment dated ________, 199__, which is attached to this Amendment;

     NOW, THEREFORE, Customer and COMPANY hereby agree:

1. Effective as of the date indicated on the Additional Units Attachment, such Additional Units Attachment is hereby added to the Agreement and sets forth the number of additional units of the SOFTWARE and the language version(s) licensed to Customer under the terms and conditions of the Agreement.

2. Customer may license additional SOFTWARE on the Additional Units Attachment only for the SOFTWARE and the language version(s) that are currently licensed by Customer and COMPANY. In order to license SOFTWARE or language version(s) not currently licensed under the Agreement with COMPANY, Customer shall execute a new OEM Customer Sublicense Agreement for Dedicated Systems which includes such SOFTWARE and/or language version(s).

3. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above. All signed copies of this Amendment shall be deemed originals. Each individual signing on behalf of Customer below hereby represents and warrants that he or she has full authority to sign this Agreement and bind Customer to perform all duties and obligations contemplated by this Amendment. If Customer is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, Customer's seal or "chop" should be entered below Customer's signature block. This Amendment is executed only in the English language.


-----------------------------------    ---------------------------------
(Name of COMPANY)                      (Name of Customer)

-----------------------------------    ---------------------------------
By (Signature)                         By (Signature)

-----------------------------------    ---------------------------------
Name (Print)                           Name (Print)


-----------------------------------    ---------------------------------
Title                                  Title


-----------------------------------    ---------------------------------
Date                                   Date



                                           -----------------------------
                                            Customer's seal or "chop"


                                           -----------------------------

                          ADDITIONAL UNITS ATTACHMENT

                           Dated: __________________

          PRODUCT NAME AND VERSION                     ADDITIONAL UNITS OF SOFTWARE LICENSED          LANGUAGE VERSION
--------------------------------------------------------------------------------------------------------------------------------
Windows(R) CE Operating System Version 2.11                         __________
            Date Exchange Version
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Windows(R) CE Operating System Version 2.0 or
                     2.11                                           __________
                 Full Version
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Windows(R) CE Operating System Version 2.0 or
                     2.11                                           __________
               Limited Version
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Windows(R) CE Operating System Version 2.0 or
                     2.11                                           __________
                Kernel Version
--------------------------------------------------------------------------------------------------------------------------------

                               AMENDMENT NUMBER 5
                        Amendment Date: July 15th, 1999
       To MICROSOFT SOFTWARE FOR DEDICATED SYSTEMS DISTRIBUTOR AGREEMENT
        Between MICROSOFT LICENSING, INC., a Nevada, U.S.A. Corporation
          And BSQUARE CORPORATION, A Corporation of Washington, U.S.A.
                  Agreement Effective Date: November 1st, 1997
                             MS LICENSE #5000020519

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement (hereinafter the "License Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows

1. The attached Exhibit C3 is hereby amended and replaced with the attached Exhibit C3.

2. The attached Exhibit U, Attachment 2A is hereby amended and replaced with the attached Exhibit U, Attachment 2A.

3.  The attached Exhibit V3 is hereby amended and replaced with the attached
    Exhibit V3.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the License Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.



MICROSOFT LICENSING, INC.              BSQUARE CORPORATION



                                       /s/ BRIAN V. TURNER
-----------------------------          --------------------------------
By (Signature)                         By (Signature)




                                        Brian V. Turner
-----------------------------          --------------------------------
Name (Printed)                         Name (Printed)


                                       CFC
-----------------------------          --------------------------------
Title                                  Title


                                         7/16/99
-----------------------------          --------------------------------
Date                                   Date

                                   EXHIBIT C3
             WINDOWS CE PRODUCTS FOR WINDOWS-BASED TERMINAL DEVICES


         PRODUCT NAME AND          LANGUAGE       APPLICABLE        PER COPY       LOCALIZATION
              VERSION              VERSION(S)     ADDITIONAL         ROYALTY        ADDITIONAL
                                      **          PROVISIONS           *              ROYALTY
        1.  Microsoft(R)
            Windows(R) CE             EN          (a),(b),(c),         US$ *            US$ *
           Operating System                     (d),(e),(f),(g),
            for Windows(R) -                          (h)
            Based Terminal
          devices version 1.0


* A PRODUCT IS NOT LICENSED HEREUNDER UNLESS ROYALTY RATE(S) ARE INDICATED IN THE PRODUCT TABLE.

**      LANGUAGE KEY: EN = ENGLISH

                            ADDITIONAL PROVISIONS KEY

(a) In addition to the Dedicated Product Deliverables for this Product, COMPANY shall require OEM Customer to:

        (i) obtain in a separate transaction the Microsoft Windows CE Embedded Toolkit for Visual C++ version 5.0, which includes the Windows CE 2.1 Enhancement Pack for the Embedded Tool Kit ("ETK") or the Microsoft Windows CE Platform Builder version 2.11 ("Platform Builder") hereinafter referred to collectively or separately as "Windows CE Kit"; and

        (ii) use the Windows CE Kit in accordance with the accompanying instructions to implement the Product on OEM Customer's Dedicated Systems.

(b) COMPANY's rights granted hereunder to sublicense the Product to OEM Customer shall apply only to the Full Operating System configuration which is described in the Windows CE Kit documentation.

(c) Except as set forth in Exhibit W of the OEM Customer Sublicense Agreement, OEM Customer may distribute Product(s) only with Dedicated Systems which are marketed and distributed exclusively under OEM Customer's or OEM Customer's subsidiaries' brand names, trade names and trademarks. The Product(s) may not be distributed with Dedicated Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks. If, at any time, MS becomes aware of any violation of the foregoing, then without limiting its remedies, MS may charge COMPANY for each such Dedicated System an additional royalty equal to thirty percent (30%) of the highest royalty for the Product(s). COMPANY shall pay such additional royalty within thirty (30) days of receipt of MS' invoice.

(d) COMPANY shall ensure that OEM Customer has executed the applicable logo license with MSCORP prior to any marketing or distribution of a Dedicated System. COMPANY hereby agrees to indemnify and defend MS and its Suppliers from and against all damages, costs and expenses, including reasonable attorneys' fees, which MS or its Suppliers may incur if the OEM Customer markets or distributes Dedicated Systems without executing, or in breach of, the applicable logo license.

(e) "MSCORP Compatibility Test" shall mean MSCORP's then-standard suite of tests conducted by or for MSCORP to determine whether OEM Customer's Dedicated System is compliant with the MSCORP testing and compatibility requirements for the Product. COMPANY shall require of OEM Customer that the Dedicated Systems pass the MSCORP Compatibility Test and display the Product logo(s), as designated by MS from time to time, on Dedicated Systems distributed with the Product. Such logo use shall be in accordance with the applicable logo license which is available through a separate written agreement with MSCORP. To obtain additional information regarding the MSCORP Compatibility Test and the MSCORP logo agreement, COMPANY should contact the Account Manager assigned to COMPANY.

(f) Notwithstanding anything to the contrary in section 1(d) of the Agreement, "Dedicated System" shall mean OEM Customer's computer systems that (1) comply with the MSCORP system specifications for Windows-Based Terminal devices; and
(2) provide the end user with the ability to utilize the Microsoft Remote Desktop Protocol software to connect to the server.


------------
* Confidential treatment requested

                                   EXHIBIT U
                                 ATTACHMENT 2A

           TO OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS
             WINDOWS CE PRODUCTS FOR WINDOWS-BASED TERMINAL DEVICES


                                    Units of               Language             Applicable                          Localization
                                    SOFTWARE              Version(s)            Additional         Per copy          Additional
    Product Name and Version        licensed                  **                Provisions         Royalty*            Royalty
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------
        1. Microsoft(R)
    Windows(R) CE Operating                                                     (a),(b),(c),(d)
      System for Windows(R)-                                   EN                 (e),(f),(g),    US$________      US$________
      Based Terminal devices                                                        (h),(i)
          version 1.0
-------------------------------- ------------------ ----------------------- ------------------ ---------------- -------------------



* IF ROYALTY RATE AND UNITS OF SOFTWARE ARE NOT SPECIFIED FOR A PARTICULAR PRODUCT, THEN SUCH PRODUCT IS NOT LICENSED UNDER THIS AGREEMENT.

** LANGUAGE KEY: EN=ENGLISH



                           ADDITIONAL PROVISIONS KEY

(a)(1) In addition to the Dedicated Product Deliverables for this SOFTWARE which are provided by COMPANY under this Agreement, Customer shall obtain in a separate transaction the Microsoft Windows CE Embedded Toolkit for Visual C++ version 5.0, which includes the Windows CE 2.1 Enhancement Pack for the Embedded Tool Kit ("Embedded Toolkit") or the Microsoft Windows CE Platform Builder version 2.11 ("Platform Builder"), hereinafter referred to collectively or separately as "Windows CE Kit".

   (2) Customer shall use the Embedded Toolkit in accordance with its instructions to implement version 1.0 of the SOFTWARE on Dedicated Systems.

   (3) Customer shall use the Platform Builder in accordance with its instructions to implement version 1.1 of the SOFTWARE on Dedicated Systems.

   (4) Notwithstanding anything to the contrary contained in Section 6 of the Agreement, no warranties for the Windows CE Kit are provided in the Agreement. The warranties, if any, contained in the Windows CE Kit are the only warranties provided for the Windows CE Kit.

(b) With respect to the SOFTWARE, Customer's distribution license granted hereunder shall apply only to the Full Operating System configuration which is described in the Windows CE Kit documentation.

(c)(1) Notwithstanding anything to the contrary contained in Exhibit S to this Attachment 2A, Section (b) of Exhibit S does not apply to the Dedicated Product Deliverables.

   (2) Notwithstanding anything to the contrary contained in this Agreement, including the Exhibits attached hereto, Exhibit S does not apply to the Windows CE Kit.

(d)(1) Customer is not licensed to, and agrees that it will not, modify, in any way, or delete any aspect of the SOFTWARE (including, without limitation, any features, shortcuts, icons, "wizards", folders (including sub-folders) or programs of SOFTWARE) as delivered by COMPANY in the Dedicated Product Deliverables, except if and as specifically permitted below or in the OEM Adaptation Kit ("OAK") provided in the Dedicated Product Deliverables. In particular, and without limitation, this means that Customer is not licensed to and agrees that it will not:

      (A) Modify or obscure, in any way, the sequence or appearance of any screens displayed by the SOFTWARE as delivered by COMPANY.

      (B) Display any visual or audio content from power on through and including the time that the Dedicated System has displayed the SOFTWARE initial user interface screen ("UI Screen"), except: (i) as provided in section (d)(1)(C) below, (ii) for the presentation of Customer's brand logo(s) and the required SOFTWARE logo(s) in accordance with the Microsoft Corporation system specifications for Windows-Based Terminal devices and the applicable logo license, or
          (iii) for diagnostic notices or interactive prompts required for hardware or device driver initialization.

      (C) Modify or obscure, in any way, the appearance of the initial UI Screen displayed when the Dedicated System is initially powered on, (including without limitation, the addition or modification of background wallpaper bitmaps); provided, however, that Customer may add icons or folders to the UI Screen provided that any such icons are the same size as, and substantially similar in shape to, icons included on the UI Screen as delivered by COMPANY and that any such folders are the same size, shape and appearance as folders included on the UI Screen as delivered by COMPANY.

        (D) Pre-configure any programs (including without limitation any "shells", "screen savers" or "welcome" scripts), "wizards" or other content except for device drivers necessary to support preinstalled or pre-configured hardware devices (e.g., network interfaces, LCD panels, or keyboards), terminal emulation clients, or system administration support (as allowed in the OAK documentation) to be enabled, run or initialized automatically (i.e. without requiring a deliberate act of the end user) from an icon or folder on the UI Screen or otherwise without a deliberate act by the end user. By way of example only, and without limiting the generality of the foregoing, Customer agrees that it shall not populate with any programs or other content the SOFTWARE "Start-up" directory, initialization or other files in any manner which will cause any program or content (except specifically noted above in this (d)(1)(D)) to run or load automatically unless the end user has taken a prior deliberate action.

        (E) Modify or add content to any directories installed by the SOFTWARE, except as permitted in the OAK for pre-installation of applications by Customer.

        (F) Enable end user applications (i.e., programs that process data for the end user and are not required for the Dedicated System to operate or function) to run locally on the Dedicated System with the exception of device drivers, terminal emulation software, and system administration support software as set forth in (d)(1)(D) above, or an onscreen keyboard. All end user applications utilized on the Dedicated System must reside upon and operate only on the server to which the Dedicated System is connected.

(e) If Customer installs the SOFTWARE in ROM and the SOFTWARE is not the only software contained in ROM, Customer will ensure that Microsoft Corporation's copyright notice for SOFTWARE shall at all times be included in the first four percent (4%) and the last four percent (4%) of the software contained in ROM. The copyright notice(s) for SOFTWARE shall be as specified in the Dedicated Product Deliverables. In any event, Customer will not remove any copyright, trademark or patent notices that appear on the SOFTWARE as delivered to Customer.

(f) (1) Except as set forth in Exhibit W, if attached, Customer may distribute SOFTWARE only with Dedicated Systems which are marketed and distributed exclusively under Customer's or Customer subsidiaries' brand names, trade names and trademarks. The SOFTWARE may not be distributed with Dedicated Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks. If, at any time, COMPANY becomes aware of any violation of the foregoing, then without limiting its remedies, COMPANY may charge Customer for each such Dedicated System an additional royalty equal to thirty percent (30%) of the highest royalty for the SOFTWARE. Customer shall pay such additional royalty within thirty (30) days of receipt of COMPANY's invoice.

        (2) In the event Dedicated Systems are marketed or distributed under a name which includes any third party brand names, trade names or trademarks, Customer shall ensure that such third party has executed the applicable logo license with Microsoft Corporation prior to any marketing or distribution of such Dedicated Systems. Customer hereby agrees to indemnify and defend COMPANY, MS and their Suppliers from and against all damages, costs and expenses, including reasonable attorneys' fees which COMPANY, MS or their Suppliers may incur if the third party markets or distributes Dedicated Systems without executing, or in breach of, the applicable logo license.

(g) "MSCORP Compatibility Test" shall mean Microsoft Corporation's then-standard suite of tests conducted by or for Microsoft Corporation to determine whether Customer's Dedicated System is compliant with the Microsoft Corporation testing and compatibility requirements for the SOFTWARE. Dedicated Systems must pass the MSCORP Compatibility Test and display the SOFTWARE logo(s), as designated by MS from time to time, on Dedicated Systems distributed with the SOFTWARE. Such logo use shall be in accordance with the applicable logo license which is available through a separate written agreement with Microsoft Corporation. To obtain additional information regarding the MSCORP Compatibility Test and the Microsoft Corporation logo agreement, Customer should contact COMPANY.

(h) Customer's EULA for this SOFTWARE shall be the EULA set forth in Exhibit 1 attached hereto, except that it shall be adapted as indicated in Section 2(e) of the Agreement. Customer may elect to present the EULA to the end user online during SOFTWARE setup.

(i) This SOFTWARE includes encryption technology which is not authorized for sale, use, or distribution within France. French law (Decree 92-1358 of December
1992) generally prohibits the use in France of such technology, unless special approvals are granted. Accordingly, to comply with French law, Customer shall ensure that for each unit of SOFTWARE distributed in France, the SOFTWARE setting for "end user locale" shall be set to "France", thereby disabling the encryption functionality prohibited by French law. Customer shall not disclose to third parties (including any end users) the contents of the preceding sentence; Customer, may, however, in its discretion, segregate and distinctively mark Dedicated Systems with end user locale set to France (noting, for example, but without limitation, that such Dedicated Systems are "Authorized for distribution in France," or "Not Intended for Use Outside France"). Customer shall defend and indemnify COMPANY, and MS and their Suppliers, against any claim related to breach of this Additional Provision (i).


                                DEDICATED SYSTEMS

Notwithstanding anything to the contrary in Section 1(b) of the Agreement, each Dedicated System shall (1) comply with the Microsoft Corporation system specifications for Windows-Based Terminal devices, and (2) provide the end user with the ability to utilize the Microsoft Remote Desktop Protocol software to connect to the server. Dedicated Systems for SOFTWARE described in this Attachment 2A shall be limited to Customer's current and future computing devices described below.

At Customer's option, for purposes of administrative convenience, Customer may designate models by "all models" or by "model line" or "series", (e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.). Dedicated Systems defined by "all models" shall include all current and future models that meet the description specified in the table (e.g., "All models which include a CD-ROM drive, 500 Mb or larger hard disk drive, and sound card.") and utilize the listed microprocessor(s). Dedicated Systems defined by model line or series shall include all current and future models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

PRODUCT NUMBER KEY: 1=Windows(R) CE Operating System for Windows-Based
                     Terminal devices version 1.0;

ROYALTY BASIS KEY: C=per copy; if Product box is blank, such Product is not licensed for distribution with the listed Dedicated System.

-----------------------------------------------------------------------------------------------
MODEL NAME, MODEL NUMBER, MODEL LINE,   PROCESSOR                          PRODUCT NUMBER
       OR MODEL DESCRIPTION               TYPE        MANUFACTURER    1     2     3    4     5
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                   EXHIBIT U

                                 ATTACHMENT 2A

                                   EXHIBIT 1

 MICROSOFT(R) WINDOWS(R) CE OPERATING SYSTEM FOR WINDOWS-BASED TERMINAL DEVICES
                                  VERSION 1.0

--------------------------------------------------------------------------------

IMPORTANT--READ CAREFULLY: THIS END USER LICENSE AGREEMENT ("EULA") IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR A SINGLE ENTITY) AND THE MANUFACTURER ("MANUFACTURER") OF THE SPECIAL PURPOSE COMPUTING DEVICE ("SYSTEM") YOU ACQUIRED WHICH INCLUDES CERTAIN MICROSOFT SOFTWARE PRODUCT(S) INSTALLED ON THE SYSTEM AND/OR INCLUDED IN THE SYSTEM PACKAGE ("SOFTWARE"). THE SOFTWARE INCLUDES COMPUTER SOFTWARE, THE ASSOCIATED MEDIA, ANY PRINTED MATERIALS, ANY "ONLINE" OR ELECTRONIC DOCUMENTATION. BY INSTALLING, COPYING, DOWNLOADING, ACCESSING, OR OTHERWISE USING THE SOFTWARE, YOU AGREE TO BE BOUND BY THE TERMS OF THIS EULA. IF YOU DO NOT AGREE TO THE TERMS OF THIS EULA, MANUFACTURER AND MICROSOFT LICENSING, INC. ("MS") ARE UNWILLING TO LICENSE THE SOFTWARE TO YOU. IN SUCH EVENT, YOU MAY NOT USE OR COPY THE SOFTWARE, AND YOU SHOULD PROMPTLY CONTACT MANUFACTURER FOR INSTRUCTIONS ON RETURN OF THE UNUSED PRODUCT(S) FOR A REFUND.

--------------------------------------------------------------------------------

SOFTWARE LICENSE

The SOFTWARE is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE is licensed, not sold.

1. GRANT OF LICENSE. SOFTWARE includes software already installed on the SYSTEM ("SYSTEM Software") and, if included in the SYSTEM package, software contained on the CD-ROM disk and/or floppy disk(s) labeled "Desktop Software for Microsoft Windows CE" ("Desktop Software"). This EULA grants you the following rights to the SOFTWARE:

     - SYSTEM SOFTWARE. You may use the SYSTEM Software only as installed in the SYSTEM.

     - DESKTOP SOFTWARE. Desktop Software might not be included with your SYSTEM. If Desktop Software is included with your SYSTEM, you may install and use the component(s) of the Desktop Software in accordance with the terms of the end user license agreement provided with such component(s). In the absence of a separate end user license agreement for particular component(s) of the Desktop Software, you may install and use only one (1) copy of such component(s) on a single computer with which you use the SYSTEM.

     - USE OF WINDOWS CE OPERATING SYSTEM FOR WINDOWS-BASED TERMINAL DEVICES WITH MICROSOFT WINDOWS NT SERVER, TERMINAL SERVER EDITION. If the SOFTWARE is Windows CE operating system for Windows-Based Terminal devices, the following special provisions apply. In order to use the SYSTEM in connection with Windows NT Server, Terminal Server Edition, you must possess (1) a Client Access License for Windows NT Server, Terminal Server Edition and (2) either an end user license for Windows NT Workstation or a Terminal Services Client Access License (please refer to the end user license agreement for Windows NT Server, Terminal Server Edition for additional information).

     - BACK-UP COPY. If Manufacturer has not included a back-up copy of the SYSTEM Software with the SYSTEM, you may make a single back-up copy of the SYSTEM Software. You may use the back-up copy solely for archival purposes.

2.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

     - SPEECH/HANDWRITING RECOGNITION. If the SYSTEM Software includes speech and/or handwriting recognition component(s), you should understand that speech and handwriting recognition are inherently statistical processes; that recognition errors are inherent in the processes; that it is your responsibility to provide for handling such errors and to monitor the recognition processes and correct any errors. NEITHER MANUFACTURER NOR ITS SUPPLIERS SHALL BE LIABLE FOR ANY DAMAGES ARISING OUT OF ERRORS IN THE SPEECH AND HANDWRITING RECOGNITION PROCESSES.

     - LIMITATIONS ON REVERSE ENGINEERING, DECOMPILATION AND DISASSEMBLY. You may not reverse engineer, decompile, or disassemble the SYSTEM Software, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

     - SINGLE SYSTEM. The SYSTEM Software is licensed with the SYSTEM as a single integrated product. The SYSTEM Software installed in Read Only Memory ("ROM") of the SYSTEM may only be used as part of the SYSTEM.

     - SINGLE EULA. The package for the SYSTEM Software may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). Even if you receive multiple versions of the EULA, you are licensed to use only one (1) copy of the SYSTEM Software.

     -    RENTAL. You may not rent or lease the SOFTWARE.

     - SOFTWARE TRANSFER. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the SYSTEM, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media, any upgrades or backup copies, this EULA and, if applicable, the Certificate(s) of Authenticity), AND the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

     - TERMINATION. Without prejudice to any other rights, Manufacturer or MS may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

3.   UPGRADES AND RECOVERY MEDIA.

     - If the SYSTEM Software and this EULA are provided separate from the SYSTEM by Manufacturer and the SYSTEM Software is on a ROM chip, CD ROM disk(s) or floppy disk(s), and labeled "For ROM Upgrade Purposes Only" ("ROM Upgrade"), you may install one copy of the ROM Upgrade onto the SYSTEM as a replacement copy for the SYSTEM Software originally installed on the SYSTEM and use it in accordance with
          Section 1 of this EULA. You may also install additional copies of the ROM Upgrade as replacement copies onto additional SYSTEMS which are the same brand and model as the SYSTEM and contain a duly licensed copy of the same version and language release of the SOFTWARE ("ADDITIONAL SYSTEMS"), provided that (1) Manufacturer has supplied a corresponding serialized sticker for each additional copy of the ROM Upgrade and (2) you affix a serialized sticker per Manufacturer's instructions for each unit of ROM Upgrade you install.


     - If the SYSTEM SOFTWARE is provided by Manufacturer on separate media and labeled as "Recovery Media", you may not make a copy of the SOFTWARE as described in Section 1 for archival purposes. Instead, you may use the Recovery Media solely to restore or reinstall the same version and language release of the SOFTWARE as originally installed on the SYSTEM and thereafter use the SOFTWARE as restored or reinstalled in accordance with Section 1 of this EULA. A single unit of Recovery Media may be used by you to restore or reinstall the SOFTWARE on ADDITIONAL SYSTEMS.

4. COPYRIGHT. All title and copyrights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text and "applets," incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE, are owned by MS or its suppliers (including Microsoft Corporation). You may not copy the printed materials accompanying the SOFTWARE. All rights not specifically granted under this EULA are reserved by MS and its suppliers (including Microsoft Corporation).

5. PRODUCT SUPPORT. PRODUCT SUPPORT FOR THE SOFTWARE IS NOT PROVIDED BY MS, ITS PARENT CORPORATION, MICROSOFT CORPORATION, OR THEIR AFFILIATES OR SUBSIDIARIES. FOR PRODUCT SUPPORT, PLEASE REFER TO MANUFACTURER'S SUPPORT NUMBER PROVIDED IN THE DOCUMENTATION FOR THE SYSTEM. SHOULD YOU HAVE ANY QUESTIONS CONCERNING THIS EULA, OR IF YOU DESIRE TO CONTACT MANUFACTURER FOR ANY OTHER REASON, PLEASE REFER TO THE ADDRESS PROVIDED IN THE DOCUMENTATION FOR THE SYSTEM.

6. EXPORT RESTRICTIONS. You agree that you will not export or re-export the SOFTWARE to any country, person, or entity subject to U.S. export restrictions. You specifically agree not to export or re-export the
     SOFTWARE: (i) to any country to which the U.S. has embargoed or restricted the export of goods or services,which as of March 1998 include, but are not necessarily limited to Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria, or to any national of any such country, wherever located, who intends to transmit or transport the products back to such country; (ii) to any person or entity who you know or have reason to know will utilize the SOFTWARE or portion thereof in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any person or entity who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

     If the SOFTWARE is labeled "North America Only Version" above, on the Product Identification Card, or on the SOFTWARE packaging or other written materials, then the following applies: The SOFTWARE is intended for distribution only in the United States, its territories and possessions (including Puerto Rico, Guam, and U.S. Virgin Islands) and Canada. Export of the SOFTWARE from the United States is regulated under "EI controls" of the Export Administration Regulations (EAR, 15 CFR 730-744) of the U.S. Commerce Department, Bureau of Export Administration (BXA). A license is required to export the SOFTWARE outside the United States or Canada. You agree that you will not directly or indirectly, export or re-export the SOFTWARE (or portions thereof) to any country, other than Canada, or to any person or entity subject to U.S. export restrictions without first obtaining a Commerce Department export license. You warrant and represent that neither the BXA nor any other U.S. federal agency has suspended, revoked or denied your export privileges.

7. NOTE ON JAVA SUPPORT. The SYSTEM Software may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage. Sun Microsystems, Inc. has contractually obligated Microsoft Corporation to make this disclaimer.

8.   LIMITED WARRANTY.

     - LIMITED WARRANTY. Manufacturer warrants that the SOFTWARE will perform substantially in accordance with the accompanying written materials for a period of ninety (90) days from the date of receipt. Any implied warranties on the SOFTWARE are limited to ninety (90) days. Some states/jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you.

     - CUSTOMER REMEDIES. Manufacturer's and its suppliers' entire liability and your exclusive remedy shall be, at Manufacturer's option, either
          (a) return of the price paid, or (b) repair or replacement of the SOFTWARE that does not meet the above Limited Warranty and which is returned to Manufacturer with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE will be warranted for the remainder of the original warranty period or thirty
          (30) days, whichever is longer.

     - NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THE LIMITED WARRANTY SECTION ABOVE, THE SOFTWARE IS PROVIDED TO THE END USER "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK OF THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS WITH YOU.

     - NO LIABILITY FOR CONSEQUENTIAL DAMAGES. MANUFACTURER OR MANUFACTURER'S SUPPLIERS, INCLUDING MS AND ITS SUPPLIERS, SHALL NOT BE HELD TO ANY LIABILITY FOR ANY DAMAGES SUFFERED OR INCURRED BY THE END USER (INCLUDING, BUT NOT LIMITED TO, GENERAL, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE), ARISING FROM OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE.


If you acquired this EULA in the United States, this EULA is governed by the laws of the State of Washington.

If you acquired this EULA in the Canada, this EULA is governed by the laws of the Province of Ontario, Canada. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario and further agrees to commence any litigation which may arise hereunder in the courts located in the Judicial District of York, Province of Ontario.

If this EULA was acquired outside the United States, then local law may apply.

Should you have any questions concerning this EULA, please contact the Manufacturer of your SYSTEM.

_______________________________________________________________________________
U.S. GOVERNMENT RESTRICTED RIGHTS

The SOFTWARE and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software -- Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Microsoft Corporation/One Microsoft Way/Redmond, WA 98052-6399.

                                    EXHIBIT U
                                  ATTACHMENT 2A
                                    EXHIBIT S

          USE OF DEDICATED PRODUCT DELIVERABLES FOR WINDOWS CE SOFTWARE

(a) COMPANY grants to Customer a non-exclusive, personal, nontransferable, non-assignable license during the term of the Agreement to:

         (i) use on Customer premises the Dedicated Product Deliverables (other than the Software Development Kit, if provided) in accordance with the instructions contained in the Dedicated Product Deliverables for the following limited purposes:

                  (A) creating an OEM Abstraction Layer for the SOFTWARE on Customer's Dedicated Systems;

                  (B) testing Customer's Dedicated Systems;

                  (C) creating device drivers for Customer's Dedicated Systems; and

         (ii) use on Customer premises the Software Development Kit in accordance with the instructions contained therein to design software applications for the SOFTWARE; and

         (iii) distribute the Object Code files in the Software Development Kit designated as "Redistributable Components" only in conjunction with Customer's software application product, provided that:

                  (A) Customer's software application product is designed to operate with the SOFTWARE and is fully compatible with the applicable SOFTWARE APIs and protocols;

                  (B) Customer does not use MS' or Microsoft Corporation's name, logo (except by separate written agreement with MS or Microsoft Corporation), or trademarks to market the software application product;

                  (C) Customer includes MS' or Microsoft Corporation's copyright notices for the SOFTWARE on the disk label and/or on the title page of the documentation for the software application product; and

                  (D) Customer hereby indemnifies, holds harmless, and defends COMPANY, MS and their Suppliers from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the software application product.

The limited license granted hereunder is solely for Customer's internal use. MS reserves all rights not expressly licensed hereunder.

(b) MS and Customer shall jointly own any and all intellectual property in and to any modifications or additions made by or for Customer to the OEM Abstraction Layer and device drivers. To the extent required to realize such joint ownership, Customer hereby assigns to MS an undivided one-half interest in any and all such intellectual property. The parties agree that each shall be free to use and commercially exploit their interests in such intellectual property and there shall be no obligation of payment or accounting to the other therefore, provided that Customer's use or exploitation of such intellectual property shall at all times be subject to the terms of this Agreement and shall be exercised solely in connection with the SOFTWARE.

(c) Customer shall comply with the confidentiality obligations under Section 11 of the Agreement. In addition, Customer shall use best efforts to safeguard the Dedicated Product Deliverables from disclosure, which care shall not be less than the standard of care Customer uses to protect its own most confidential information. Customer shall not reproduce, duplicate, copy or otherwise disclose, distribute or disseminate any part of the Dedicated Product Deliverables or additional information or materials provided pursuant to this Exhibit S in any media except for Customer's own internal use by Customer's full-time employees on a need-to-know basis on Customer premises. Customer hereby indemnifies COMPANY, MS and their Suppliers for any damages COMPANY, MS or their Suppliers may suffer as a result of the failure of Customer to abide by the terms of Section 11 of the Agreement or this Exhibit S. Notwithstanding anything to the contrary in Section 11, Customer's confidentiality obligations with respect to Source Code provided in connection with the Dedicated Product Deliverables shall continue until such time as MS or Microsoft Corporation places such Source Code in the public domain.

(d) Notwithstanding Section (c) above, Customer may disclose the Dedicated Product Deliverables to a third party contractor which MS has confirmed in writing to be an MS authorized Windows CE Integrator and employ such Windows CE Integrator as a third party contractor of Customer to use the Dedicated Product Deliverables in accordance with the Agreement and this Exhibit S, provided that:

         (i) Customer and its contractor enter into a written agreement (hereinafter "Contractor Agreement") that expressly provides that MS is a third party intended beneficiary of the Contractor Agreement with rights to enforce such agreement, and that requires contractor:

                  (A) to comply with obligations identical to those imposed on Customer by the Agreement, including, without limitation, those obligations set forth in Sections (b) and (c) of this Exhibit S;

                  (B) to cease all reference to, and to return all full or partial copies of, the Dedicated Product Deliverables upon notice from Customer, COMPANY, or MS of the termination or expiration of the Agreement; and

                                   EXHIBIT U
                                 ATTACHMENT 2A
                                   EXHIBIT S

                                  (Continued)

      (C) to pay COMPANY's, MS' or their Suppliers or Customer's attorneys' fees and costs if COMPANY, Customer or MS or their Suppliers employ(s) attorneys to enforce any rights arising out of the Contractor Agreement;

(ii) Customer guarantees its contractors' fulfillment on the applicable obligations imposed on Customer by this Agreement;

(iii) Customer hereby indemnifies COMPANY, MS and their Suppliers with respect to any and all damages of any kind, without limitation caused by unauthorized reproduction and/or distribution of any portion of the Dedicated Product Deliverables by any such contractor or by any other breach of the Contractor Agreement by any such contractor; and

(iv) Customer notifies MS of the name and address of any contractor with which Customer intends to enter into a Contractor Agreement at least sixty (60) days before execution of such agreement, and MS approves in writing such contractor. Customer's notice to MS shall also include a written summary of the terms of any such Contractor Agreement(s), including: the specific activity to be performed by the contractor; the SOFTWARE involved; the term of the agreement with the contractor; and such samples as MS may reasonably request of the work product of the contractor. Customer shall promptly notify MS of the termination, expiration or significant modification of the terms of such Contractor Agreement(s).

(e)  In the event of an assignment or attempted assignment in violation of
Section 12 of the Agreement, the license described in this Exhibit S shall immediately terminate and the Dedicated Product Deliverables shall be returned to COMPANY within ten (10) days. Customer shall provide a declaration signed by an officer of Customer, and a declaration signed by an officer of the authorized Windows CE Integrator, attesting that all copies of the Dedicated Product Deliverables have been returned to COMPANY.




-----------------------------------    ------------------------------------
(Name of COMPANY)                      (Name of Customer)



-----------------------------------    ------------------------------------
By                                     By


-----------------------------------    ------------------------------------
Name (Print)                           Name (Print)


-----------------------------------    ------------------------------------
Title                                  Title


-----------------------------------    ------------------------------------
Date                                   Date

                                   EXHIBIT V3
                  LICENSE OF ADDITIONAL PRODUCT SOFTWARE UNITS

         [THIS EXHIBIT V3 IS FOR USE ONLY WITH AGREEMENTS THAT INCLUDE "WINDOWS CE PRODUCTS FOR WINDOWS-BASED TERMINAL DEVICES:" AS EXHIBIT C3]


                             AMENDMENT NUMBER ____
                            Amendment Date:________
           to OEM CUSTOMER SUBLICENSE AGREEMENT FOR DEDICATED SYSTEMS
         between _____________________, a Corporation of ____________
            and ________________, a Corporation of ________________
                  Agreement Effective Date: _________________


      WHEREAS, Customer has licensed a certain number of units of Product Software (the "SOFTWARE") from COMPANY under the terms of the above referenced license agreement (the "Agreement");

      WHEREAS, Customer now desires to license additional units of SOFTWARE from COMPANY as described in the Additional Units Attachment dated __________, 199__, which is attached to this Amendment;

      NOW, THEREFORE, Customer and COMPANY hereby agree:

1. Effective as of the date indicated on the Additional Units Attachment, such Additional Units Attachment is hereby added to the Agreement and sets forth the number of additional units of the SOFTWARE and the language version(s) licensed to Customer under the terms and conditions of the Agreement.

2. Customer may license additional SOFTWARE on the Additional Units Attachment only for the SOFTWARE and the language version(s) that are currently licensed by Customer under the Agreement between Customer and COMPANY. In order to license SOFTWARE or language version(s) not currently licensed under the Agreement with COMPANY, Customer shall execute a new OEM Customer Sublicense Agreement for Dedicated Systems which includes such SOFTWARE and/or language version(s).

3. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above. All signed copies of this Amendment shall be deemed originals. Each individual signing on behalf of Customer below hereby represents and warrants that he or she has full authority to sign this Agreement and bind Customer to perform all duties and obligations contemplated by this Amendment. If Customer is located in a jurisdiction in which a corporate seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, Customer's seal or "chop" is commonly used as an instrument of agreement execution, in addition to the individual signature provided below, Customer's seal or "chop" should be entered below Customer's signature block. This Amendment is executed only in the English language.


-----------------------------------    ------------------------------------
(Name of COMPANY)                      (Name of Customer)



-----------------------------------    ------------------------------------
By (Signature)                         By (Signature)


-----------------------------------    ------------------------------------
Name (Print)                           Name (Print)


-----------------------------------    ------------------------------------
Title                                  Title


-----------------------------------    ------------------------------------
Date                                   Date


                                                      Customer's seal or "chop"

                                   EXHIBIT V3

                          Dated:_____________________

PRODUCT NAME AND VERSION                            ADDITIONAL UNITS OF SOFTWARE LICENSED       LANGUAGE VERSION
----------------------------------------------------------------------------------------------------------------
Microsoft(R) Windows(R) CE Operating System for           ________________________
Windows(R)-Based Terminal devices version 1.0
----------------------------------------------------------------------------------------------------------------